                                                                    Exhibit 10.1

                                                               EXECUTION VERSION

                             OMNIBUS AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT
                                      AND
                      GUARANTEE AND COLLATERAL AGREEEMENT

                         dated as of October 12, 2006

                                     among

                          THE PACIFIC LUMBER COMPANY

                                      and

                            BRITT LUMBER CO., INC.,
                                 as Borrowers

                           THE LENDERS PARTY HERETO,

                    MARATHON STRUCTURED FINANCE FUND L.P.,

                            as Administrative Agent

                                      and

                    MARATHON STRUCTURED FINANCE FUND L.P.,
                   as Sole Bookrunner and Sole Lead Arranger

                                      and

                         LASALLE BUSINESS CREDIT, LLC,
                              as Collateral Agent
                                      and
                       LASALLE BANK NATIONAL ASSOCIATION
                                      as
                                 Issuing Bank

                               TABLE OF CONTENTS

                                                                            Page

SECTION 1 DEFINITIONS..........................................................

SECTION 2 RECITALS.............................................................

SECTION 3 AMENDMENTS TO THE CREDIT AGREEMENT...................................

SECTION 4 AMENDMENTS TO THE GUARANTEE AND COLLATERAL AGREEMENT.................

SECTION 5 CONDITIONS...........................................................

SECTION 6 REPRESENTATIONS AND WARRANTIES.......................................

SECTION 7 REAFFIRMATION........................................................

SECTION 8 NO WAIVER............................................................

SECTION 9 GENERAL PROVISIONS...................................................

     THIS OMNIBUS  AMENDMENT TO REVOLVING  CREDIT  AGREEMENT  AND  GUARANTEE AND
COLLATERAL  AGREEMENT is dated as of October 12, 2006 (this "Amendment"),  among
THE PACIFIC LUMBER COMPANY  ("PALCO"),  a Delaware  corporation and BRITT LUMBER
CO.,  INC.  ("Britt"),  a California  corporation,  the Lenders (as such term is defined in the Credit Agreement  described below),  MARATHON  STRUCTURED FINANCE
FUND L.P.,  as  administrative  agent (in such  capacity and  together  with its successors,  the  "Administrative  Agent"),  LASALLE  BUSINESS  CREDIT,  LLC, as
collateral  agent  (in such  capacity  and  together  with its  successors,  the
"Collateral  Agent", and together with the Administrative  Agent, the "Agents"), and  LASALLE  BANK  NATIONAL  ASSOCIATION  ("LaSalle  Bank") in its  capacity as
Issuing  Bank,  and amends the Credit  Agreement (as defined  below).  PALCO and
Britt are  sometimes  referred to herein  collectively  as the  "Borrowers"  and individually as a "Borrower").

     WHEREAS, the Administrative  Agent, the Borrowers and the Lenders are party to that certain Credit Agreement dated as of July 18, 2006 (as the same has been amended, restated, supplemented or otherwise modified as of the date hereof, the
"Credit  Agreement"),  pursuant to which the Lenders  have made  certain  loans, advances  and other  accommodations  to the  Borrowers  and the  Borrowers  have granted to the  Administrative  Agent,  for the  benefit of the  Lenders and any other lenders who from time to time may become party to the Credit Agreement,  a lien on and a security  interest in all of the  Borrowers'  real,  personal  and intellectual  property to secure the  Borrowers'  liabilities  arising under the
Credit Agreement (collectively, the "Existing Obligations");

     WHEREAS,  the  Administrative  Agent,  the  Borrowers,  Maxxam  Group Inc.,
("Holdings")  Salmon Creek LLC ("Salmon") and Scotia Inn Inc. ("Scotia Inn," and
together with Salmon and the Borrowers,  the  "Grantors") are also party to that certain  Guarantee and  Collateral  Agreement  dated as of July 18, 2006 (as the same has been amended,  restated,  supplemented or otherwise  modified as of the date hereof, the "Guarantee and Collateral Agreement"), pursuant to which, among other  things,  (i) Salmon and Scotia  Inn  guaranteed  the prompt and  complete payment and performance by the Borrowers of all of the Borrower  Obligations (as
defined therein), (ii) each Grantor granted to the Administrative Agent, for the benefit of the  Lenders  and any other  lenders who from time to time may become party to the Credit  Agreement,  a lien on and a security interest in all of the
Grantor's assets,  and (iii) Holdings granted to the  Administrative  Agent, for the  benefit  of the  Lenders  and any other  lenders  who from time to time may become  party  to the  Credit  Agreement,  a  security  interest  in all  equity interests in PALCO;

     WHEREAS the Borrowers have requested that the Administrative  Agent and the
Lenders amend the Credit  Agreement and the Guarantee and Collateral  Agreement,
to, among other things, (i) reflect the addition of LaSalle Business Credit, LLC
("LaSalle") as a lender; (ii) assign certain duties of the Administrative  Agent to  LaSalle  and  appoint  LaSalle  as the  collateral  agent  under the  Credit
Agreement (iii) appoint  LaSalle Bank National  Association as the Issuing Bank,
and (iv) make other  modifications to the Credit Agreement and the Guarantee and
Collateral  Agreement,  in each case,  upon the terms and  conditions  set forth herein; and

     WHEREAS,  it  is  the  intention  of  the  Borrowers,   the  Lenders,   the
Administrative  Agent and the Collateral  Agent that the amendment of the Credit
Agreement  pursuant to this Amendment shall not effect a refinancing or novation of the  Existing  Obligations  which shall remain  outstanding  under the Credit
Agreement and shall remain secured by the "Collateral" (as defined in the Credit
Agreement).

     The parties hereto agree as follows:

     SECTION 1 DEFINITIONS.  Capitalized  terms used in this  Amendment,  unless otherwise  defined herein,  shall have the applicable  meaning  ascribed to such terms in the Credit Agreement and/or the Guarantee and Collateral Agreement.

     SECTION 2 RECITALS.  The foregoing  Recitals are hereby made a part of this
Amendment.

     SECTION 3  AMENDMENTS  TO THE  CREDIT  AGREEMENT.  Subject to the terms and conditions  set forth  herein and in reliance  upon each  respective  Borrower's representations,  acknowledgments  and warranties herein  contained,  the Credit
Agreement is hereby amended as follows:

     SECTION 3.1 Section 1.01 of the Credit  Agreement is hereby  amended to add the following definitions in their appropriate alphabetical position within such
Section:

          "Administrative  Fee Letter"  shall mean that certain Fee Letter dated as of the Closing Date between PALCO and Marathon  Structured  Finance Fund
     L.P., as amended, supplemented, restated or otherwise modified from time to time.

          "Agents" shall have the meaning assigned to such term in the preamble.

          "Cash  Collateral"  means to deliver cash collateral to the Collateral
     Agent in an amount equal to 105% of the L/C Exposure as of such date, to be held as cash  collateral  for  outstanding  Letters of Credit,  pursuant to documentation  satisfactory  to the Collateral  Agent.  Derivatives of such term have corresponding meanings.

          "Collateral Agent" shall have the meaning assigned to such term in the preamble.

          "Collateral Agent Fee Letter" shall mean that certain Collateral Agent
     Fee Letter dated as of October 12, 2006 between PALCO and LaSalle  Business
     Credit, LLC, as amended, supplemented,  restated or otherwise modified from time to time.

          "LaSalle" has the meaning assigned such term in the recitals.

          "LaSalle Bank" has the meaning assigned such term in the preamble.

          "L/C Application"  means, with respect to any request for the issuance of a Letter of  Credit,  a letter of credit  application  in the form being used by the Issuing Bank at the time of such request for the type of letter of credit requested.

          "L/C Fee Rate" shall mean 2.75% per annum.

          "Master Letter of Credit  Agreement"  means, at any time, with respect to the issuance of Letters of Credit,  a master letter of credit  agreement or  reimbursement  agreement in the form, if any, being used by the Issuing
     Bank at such time.

     SECTION   3.2  The   definition   of  each   of   "Appraisal,"   "Borrowing
Availability,"   "Borrowing  Base,"  "Borrowing  Base  Certificate,"  "Borrowing
Request," "Eligible Accounts," "Eligible  Inventory," "Excluded Taxes," "Federal
Funds  Effective  Rate," "Fees,"  "Issuing  Bank," ""L/C  Exposure,"  "Lenders,"
"Letter of Credit," "LIBO Rate," "Loan  Documents,"  "Material  Adverse Effect,"
"Net Cash Proceeds," "Net Orderly  Liquidation Value," "Prime Rate," "Reserves,"
"Statutory  Reserve,"  and  "Swingline  Lender" set forth in Section 1.01 of the
Credit  Agreement are hereby  amended and restated in their  entirety to read as follows:

          "Appraisal" means an appraisal  delivered by Administrative  Borrower, at Borrowers'  expense,  to Administrative  Agent prior to the Closing Date and thereafter  Collateral  Agent pursuant to Section 5.04(k) setting forth the Net Orderly  Liquidation  Value of the Inventory of each  Borrower,  in form and  substance  and prepared by an  independent  appraiser  reasonably acceptable to Collateral Agent.

          "Borrowing  Availability"  means as of any time of  determination  the lesser of (i) the Total Revolving  Credit  Commitment at such time and (ii)
     the  Borrowing  Base at such time,  in each  case,  less the sum of (a) the
     Loans then outstanding  (including,  without  duplication,  the outstanding balance of the Swingline Loan then outstanding), (b) aggregate L/C Exposure at such  time  (excluding  any  Letters  of  Credit  which  have  been Cash
     Collateralized)  and  (c)  Reserves  established  by  either  Agent  in its reasonable credit judgment.

          "Borrowing Base" means, at any time, an amount equal to the sum of:

          (i) at all times other than  during the  Seasonal  Overadvance  Period eighty-five  percent  (85%) of the Net Amount of Eligible  Accounts or (ii)
     during the Seasonal Overadvance Period ninety-five percent (95%) of the Net
     Amount of Eligible Accounts; plus

          (i) at all times other than during the Seasonal Overadvance Period the lesser of (x) eighty  percent  (80%) of the value  (being the lower of cost
     (on a first-in  first-out  basis) or market) of Eligible  Inventory  or (y)
     eighty-five percent (85%) of the Net Orderly Liquidation Value at such time of the value  (being the lower of cost (on a first-in  first-out  basis) or market) of  Eligible  Inventory  or (ii)  during the  Seasonal  Overadvance
     Period the lesser of (x) ninety percent (90%) of the value (being the lower of cost (on a first-in first-out basis) or market) of Eligible Inventory or
     (y) ninety-five  percent (95%) of the Net Orderly Liquidation Value at such time of the value (being the lower of cost (on a first-in  first-out basis)
     or market) of Eligible Inventory; less

          Reserves  from  time  to  time  established  by  either  Agent  in its reasonable credit judgment.

          "Borrowing  Base  Certificate"  means a  certificate  by a Responsible
     Officer of PALCO,  substantially  in the form of Exhibit H (or another form acceptable to the Collateral  Agent)  setting forth the  calculation of the
     Borrowing Base,  including a calculation of each component thereof,  all in such detail as shall be reasonably  satisfactory  to the Collateral  Agent.
     All  calculations  of the Borrowing Base in connection with the preparation of any Borrowing  Base  Certificate  shall  originally be made by PALCO and certified to the Collateral  Agent;  provided,  that the  Collateral  Agent shall  have  the  right  to  review  and  adjust,  in the  exercise  of its reasonable  credit  judgment,  any  such  calculation  (1) to  reflect  its reasonable estimate of declines in value of any of the Collateral described therein,  and (2) to the extent that such  calculation is not in accordance with this Agreement.

          "Borrowing  Request"  shall  mean  a  request  by  the  Administrative
     Borrower in accordance with the terms of Section 2.03 and  substantially in the form of  Exhibit  D, or such  other  form as shall be  approved  by the
     Collateral Agent.

          "Eligible Accounts" shall mean the Accounts which the Collateral Agent in the exercise of its reasonable  commercial  discretion  determines to be
     Eligible Accounts.  Without limiting the discretion of the Collateral Agent to establish other criteria of ineligibility,  Eligible Accounts shall not, unless the  Collateral  Agent in its sole  discretion  elects,  include any
     Account:

          (a) with  respect  to which more than 60 days have  elapsed  since the date of the  original  invoice  therefor or which is more than 30 days past due,  provided,  that during the period from November 1 through March 31 in any year any Account that is subject to an Extended  Terms Invoice and with respect to which no more than 120 days have  elapsed  since the date of the original  invoice  therefor or which is no more than 30 days past due shall be eligible,  provided, that when such Account is aggregated with the gross amount of all other such Accounts then outstanding,  such aggregated amount shall not exceed $2,500,000;

          (b) with  respect  to which  any of the  representations,  warranties, covenants, and agreements contained in the Security Documents are incorrect or have been breached;

          (c) with respect to which  Account (or any other Account due from such
     Account  Debtor),  in whole or in part, a check,  promissory  note,  draft, trade  acceptance  or other  instrument  for the  payment of money has been received, presented for payment and returned uncollected for any reason;

          (d) which represents a progress billing (as hereinafter defined) or as to which the applicable  Borrower has extended the time for payment without the consent of the Collateral  Agent;  for the purposes  hereof,  "progress billing"  means any invoice  for goods sold or leased or services  rendered under a  contract  or  agreement  pursuant  to which the  Account  Debtor's
     obligation  to  pay  such  invoice  is  conditioned   upon  the  applicable
     Borrower's  completion  of any further  performance  under the  contract or agreement;

          (e) with respect to which any one or more of the following  events has occurred  to  the  Account  Debtor  on  such  Account:  death  or  judicial declaration of incompetency of an Account Debtor who is an individual;  the filing by or  against  the  Account  Debtor of a request  or  petition  for liquidation, reorganization, arrangement, adjustment of debts, adjudication
     as  a  bankrupt,   winding-up,   or  other  relief  under  the  bankruptcy,
     insolvency,  or similar laws of the United  States,  any state or territory thereof,  or any foreign  jurisdiction,  now or  hereafter  in effect;  the making of any general  assignment by the Account  Debtor for the benefit of creditors;  the appointment of a receiver or trustee for the Account Debtor or  for  any of  the  assets  of the  Account  Debtor,  including,  without limitation,  the  appointment of or taking  possession by a "custodian," as defined in the Federal  Bankruptcy  Code; the institution by or against the
     Account  Debtor of any  other  type of  insolvency  proceeding  (under  the bankruptcy  laws of the  United  States or  otherwise)  or of any formal or informal  proceeding for the dissolution or liquidation  of,  settlement of claims against,  or winding up of affairs of, the Account Debtor; the sale, assignment,  or transfer of all or any  material  part of the assets of the
     Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account  Debtor as a going concern;

          (f) if fifty percent  (50%) or more of the aggregate  Dollar amount of outstanding  Accounts  owed at such time by the Account  Debtor  thereon is classified as ineligible under clause (a) above;

          (g) owed by an Account  Debtor which:  (i) does not maintain its chief executive  office in the United States of America or Canada (other than the
     Province of  Newfoundland);  or (ii) is not organized under the laws of the
     United  States of America or Canada or any state or  province  thereof;  or
     (iii) is the government of any foreign  country or sovereign  state,  or of any state, province,  municipality, or other political subdivision thereof, or of any department,  agency, public corporation, or other instrumentality thereof;  except to the extent that such Account is secured or payable by a letter of credit satisfactory to the Collateral Agent in its discretion;

          (h) owed by an Account Debtor which is an Affiliate or employee of the applicable Borrower;

          (i) except as  provided  in clause (k)  below,  with  respect to which either the perfection,  enforceability,  or validity of the  Administrative
     Agent's  Liens in such  Account,  or the  Administrative  Agent's  right or ability  to  obtain  direct  payment  to the  Administrative  Agent  of the proceeds  of such  Account,  is governed by any  federal,  state,  or local statutory requirements other than those of the UCC;

          (j) owed by an Account Debtor to which the applicable  Borrower or any of its  Subsidiaries,  is  indebted  in any way, or which is subject to any right of setoff or  recoupment  by the Account  Debtor,  unless the Account
     Debtor has entered into an agreement acceptable to the Administrative Agent to waive  setoff  rights;  or if the Account  Debtor  thereon has  disputed liability or made any claim with respect to any other Account due from such
     Account  Debtor;  but in  each  such  case  only  to  the  extent  of  such indebtedness, setoff, recoupment, dispute, or claim;

          (k) owed by the  government  of the United  States of America,  or any department,  agency, public corporation,  or other instrumentality thereof, unless the Federal  Assignment of Claims Act of 1940, as amended (31 U.S.C.
     ss.  3727  et  seq.),   and  any  other  steps  necessary  to  perfect  the
     Administrative  Agent's  Liens  therein,  have  been  complied  with to the
     Collateral Agent's satisfaction with respect to such Account;

          (l) owed by any state, municipality, or other political subdivision of
     the  United  States  of  America,   or  any  department,   agency,   public
     corporation,   or  other  instrumentality  thereof  and  as  to  which  the
     Collateral  Agent  determines  that its Lien  therein  is not or  cannot be perfected;

          (m) which represents a sale on a bill-and-hold,  guaranteed sale, sale and return,  sale on approval,  consignment,  or other repurchase or return basis;

          (n) which is evidenced by a promissory note or other  instrument or by chattel paper;

          (o)  if  the  Collateral  Agent  believes,  in  the  exercise  of  its reasonable  judgment,  that the prospect of  collection  of such Account is impaired  or that the  Account  may not be paid by  reason  of the  Account
     Debtor's financial inability to pay;

          (p) with  respect to which the Account  Debtor is located in any state requiring the filing of a Notice of Business  Activities  Report or similar report  in  order  to  permit  the  applicable  Borrower  to seek  judicial enforcement in such State of payment of such Account,  unless such Borrower has  qualified  to do  business  in such  state or has  filed a  Notice  of
     Business Activities Report or equivalent report for the then current year;

          (q) which arises out of a sale not made in the ordinary  course of the applicable Borrower's business;

          (r) with  respect to which the goods  giving rise to such Account have not been shipped and delivered to and accepted by the Account Debtor or the services  giving  rise to such  Account  have  not  been  performed  by the applicable Borrower, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services;

          (s) owed by an Account Debtor or a group of affiliated Account Debtors which is  obligated  to the  applicable  Borrower  respecting  Accounts the aggregate  unpaid  balance of which  exceeds  fifteen  percent (15%) of the aggregate unpaid balance of all Accounts owed to such Borrower at such time by all of the Borrower's  Account  Debtors,  but only to the extent of such excess;

          (t) which is not subject to a first  priority and  perfected  security interest  in favor  of the  Administrative  Agent  for the  benefit  of the
     Secured Parties;

          (u) as to which any  Borrower  is not able to bring suit or  otherwise enforce its remedies against the Account Debtor through judicial process;

          (v) that is not a true and correct statement of bona fide indebtedness incurred in the amount of the Account for  merchandise  sold to or services rendered and accepted by the applicable Account Debtor;

          (w) with  respect to which an invoice,  reasonably  acceptable  to the
     Collateral Agent in form and substance, has not been sent to the applicable
     Account Debtor;

          (x) that (i) is not owned by any  Borrower  or (ii) is  subject to any
     Lien of any other person,  other than Liens in favor of the  Administrative
     Agent, on behalf of itself and the Lenders;

          (y) to the extent such Account exceeds any credit limit established by the Collateral  Agent, in its reasonable  credit judgment,  following prior notice  of  such  limit  by the  Collateral  Agent  to  the  Administrative
     Borrower; and

          (z) that is payable in any currency other than dollars.

          In  addition,  (i) to the  extent  that the  amounts in respect of any
     Account in the general ledger are lower than the amounts in respect of such
     Account in the monthly aging reports submitted to the Collateral Agent, the difference  between such amounts shall be excluded from the  calculation of
     Eligible  Accounts  and (ii) if PALCO does not own any Equity  Interest  in
     Britt, no Account of Britt shall constitute an Eligible Account.

          If any Account at any time ceases to be an Eligible Account, then such
     Account  shall  promptly  be  excluded  from the  calculation  of  Eligible
     Accounts.

          "Eligible  Inventory"  means Inventory which the Collateral  Agent, in its reasonable  discretion,  determines to be Eligible  Inventory.  Without limiting the discretion of the Collateral Agent to establish other criteria of ineligibility, Eligible Inventory shall not, unless the Collateral Agent in its sole discretion elects, include any Inventory:

          (a) that is not owned by the applicable Borrower;

          (b) that is not subject to the Administrative Agent's Liens, which are perfected  as to such  Inventory,  or that are  subject  to any other  Lien whatsoever  (other than the Liens  described  in clause (d) of Section 6.02 provided  that such  Permitted  Liens (i) are  junior  in  priority  to the
     Administrative  Agent's Liens or subject to Reserves and (ii) do not impair directly or indirectly the ability of the  Administrative  Agent to realize on or obtain the full benefit of the Collateral);

          (c) that does not consist of finished goods or raw materials;

          (d) that  consists of chemicals,  samples,  prototypes,  supplies,  or packing and shipping materials;

          (e) that is not in good condition, is unmerchantable, or does not meet all standards  imposed by any  Governmental  Authority,  having  regulatory authority over such goods, their use or sale;

          (f)  that  is not  currently  either  usable  or  salable,  at  prices approximating  at  least  cost,  in the  normal  course  of the  applicable
     Borrower's business, or that is slow moving or stale;

          (g) that is obsolete or returned or repossessed or used goods taken in trade;

          (h) that is located  outside the  placecountry-regionUnited  States of
     America (or that is in-transit from vendors or suppliers);

          (i) that is located in a public warehouse or in possession of a bailee or in a facility leased by the applicable Borrower, if the warehouseman, or the bailee,  or the lessor has not delivered to the  Collateral  Agent,  if requested by the Collateral  Agent, a  subordination  agreement in form and substance satisfactory to the Collateral Agent or if a Reserve for rents or storage charges has not been established for Inventory at that location;

          (j) that  contains  or bears any  proprietary  rights  licensed to the applicable Borrower by any Person, if the Collateral Agent is not satisfied that  the  Administrative  Agent  may  sell or  otherwise  dispose  of such
     Inventory  in  accordance  with the  terms of the  Security  Documents  and
     Section  6.05  without  infringing  the  rights  of the  licensor  of  such proprietary  rights or  violating  any  contract  with such  licensor  (and without  payment of any royalties other than any royalties due with respect to the sale or  disposition  of such  Inventory  pursuant  to the  existing license  agreement),  and,  as to which  the  applicable  Borrower  has not delivered to the  Collateral  Agent a consent or sublicense  agreement from such licensor in form and substance  acceptable to the Collateral  Agent if requested;

          (k) that is Inventory placed on consignment;

          (l) that consists of the difference  between any Borrower's  first-in, first-out log costs and estimated market value log costs;

          (m) that consists of the difference  between any Borrower's  first-in, first-out lumber costs and reported market value lumber costs;

          (n)(i) is not located on premises owned, leased or rented by Borrowers and set forth in  Disclosure  Schedule  3.20 or (ii) is located at an owned location  subject  to a  mortgage  in  favor  of a  lender  other  than the
     Administrative Agent, unless a reasonably satisfactory mortgagee waiver has been delivered to the Collateral Agent;

          (o) that is covered by a  negotiable  document  of title,  unless such document has been  delivered  to the  Collateral  Agent with all  necessary endorsements,  free and  clear of all  Liens  except  those in favor of the
     Administrative Agent and Lenders;

          (p) that is not of a type held for sale in the ordinary  course of the applicable Borrower's business;

          (q) that breaches any of the representations or warranties  pertaining to Inventory set forth in the Loan Documents;

          (r) that consists of any costs associated with "freight in" charges;

          (s)  that  consists  of  Hazardous  Materials  or  goods  that  can be transported or sold only with licenses that are not readily available; or

          (t) that is not covered by casualty insurance reasonably acceptable to the Collateral Agent.

          In  addition,  (i) to the  extent  that the  amounts in respect of any
     Inventory  in the  general  ledger are lower than the amounts in respect of such  Inventory in the monthly  aging reports  submitted to the  Collateral
     Agent,  the  difference  between  such amounts  shall be excluded  from the calculation  of Eligible  Inventory  and (ii) to the extent that PALCO does not own an Equity Interest in Britt, no Inventory of Britt shall constitute
     Eligible Inventory.

          If any  Inventory  at any time ceases to be Eligible  Inventory,  such
     Inventory  shall  promptly be  excluded  from the  calculation  of Eligible
     Inventory.

          "Excluded Taxes" shall mean, with respect to any Agent, any Lender, or any other  recipient  of any  payment  to be made by or on  account  of any obligation  of the Borrowers  hereunder,  (a) taxes imposed on (or measured
     by) its net income as a result of a connection  between such  recipient and the jurisdiction  imposing such tax (or any political subdivision thereof), other than any such  connection  arising solely from such recipient  having executed,  delivered or  performed  its  obligations  or received a payment under,  or enforced,  this  Agreement or any other Loan Document and (b) in the case of a Foreign Lender (other than an assignee  pursuant to a request by the  Administrative  Borrower under Section 2.21(a)),  any United States withholding  tax that is imposed on amounts  payable to such Foreign Lender at the time  such  Foreign  Lender  becomes a party to this  Agreement  (or designates  a new  lending  office)  or is  attributable  to  such  Foreign
     Lender's failure to comply with Section 2.20(d),  except to the extent that such Foreign Lender (or its assignor,  if any) was entitled, at the time of designation of a new lending office (or assignment),  to receive additional amounts from PALCO with respect to such withholding tax pursuant to Section
     2.20(a).

          "Federal Funds  Effective  Rate" shall mean, for any day, the weighted average  (rounded  upwards,  if necessary,  to the next 1/100 of 1%) of the rates on overnight  Federal funds  transactions with members of the Federal
     Reserve System arranged by Federal funds brokers,  as published on the next succeeding  Business Day by the Federal  Reserve  Bank of New York,  or, if
     such  rate is not so  published  for any day that is a  Business  Day,  the average  (rounded  upwards,  if necessary,  to the next 1/100 of 1%) of the quotations  for the day for such  transactions  received by the  Collateral
     Agent from three Federal funds brokers of recognized  standing  selected by
     it.

          "Fees" shall mean the Commitment Fees, the Administrative  Agent Fees, the Collateral Agent Fees and the Issuing Bank Fees.

          "Issuing Bank" shall mean, LaSalle Bank National  Association,  in its capacity as the issuer of Letters of Credit.

          "L/C  Exposure"  shall mean, at any time, the sum of (a) the aggregate undrawn  amount of all Letters of Credit at such time and (b) the aggregate amount of all unreimbursed payments and disbursements under such Letters of
     Credit. The L/C Exposure of any Lender at any time shall equal its Pro Rata
     Percentage of the aggregate L/C Exposure at such time.

          "Lenders"  shall mean (a) the persons that  deliver a Lender  Addendum
     (other than any such person that has ceased to be a party  hereto  pursuant to an Assignment  and  Acceptance),  (b) any person that has become a party hereto  pursuant to an Assignment  and  Acceptance,  and (c) the Collateral
     Agent; provided, that such designation with respect to the Collateral Agent is solely  for  purposes  of  enabling  its claims  against  under the Loan
     Documents  to be secured by liens  under the  Security  Documents,  and the
     Collateral  Agent shall have no other rights or  obligations  as a "Lender"
     under  the Loan  Documents,  including  rights  to  approve  or  disapprove amendments or  modifications or rights to receive payments from collateral, except  in  accordance  with  Section  6.5 of the  Guarantee  and  Security
     Agreement or except as otherwise set forth in such Loan Document.  . Unless the  context  otherwise  requires,  the term  "Lenders"  shall  include the
     Swingline  Lender and the Issuing  Bank to the extent that LaSalle Bank (or any Successor  Issuing Bank) may have rights or  obligations in addition to those of the other Lenders due to its status as Issuing Bank.

          "Letter of Credit"  shall  have the  meaning  assigned  to such term in
     Section 2.01 (b).

          "LIBO Rate" shall mean,  with respect to any Eurodollar  Borrowing for any Interest Period,  the rate per annum determined by the Collateral Agent at approximately  11:00 a.m., London time, on the date that is two Business
     Days prior to the  commencement of such Interest Period by reference to the
     British  Bankers'  Association  Interest  Settlement  Rates for deposits in dollars (as set forth by the Bloomberg Information Service or any successor thereto or any other  service  selected by the  Collateral  Agent which has been  nominated  by  the  British  Bankers'  Association  as an  authorized information  vendor for the purpose of displaying  such rates) for a period equal  to such  Interest  Period;  provided  that,  to the  extent  that an interest rate is not ascertainable  pursuant to the foregoing provisions of this  definition,  the "LIBO  Rate"  shall be the  interest  rate per annum determined by the Collateral Agent to be the average of the rates per annum at which deposits in dollars are offered for such relevant  Interest Period to major  banks in the London  interbank  market in London,  England by the
     Collateral Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the beginning of such Interest Period.

          "Loan  Documents"  shall mean this  Agreement,  the  Master  Letter of
     Credit  Agreement and the Security  Documents.  "Material  Adverse  Effect"
     shall mean a material  adverse  condition or material  adverse change in or materially affecting (a) the business, assets,  liabilities,  operations or
     condition   (financial   or  otherwise)  or  prospects  of  PALCO  and  the
     Subsidiaries,  taken as a whole, or (b) the validity or  enforceability  of any of the Loan  Documents or the rights and remedies of the Arranger,  the
     Collateral  Agent,  the  Administrative   Agent,  or  the  Secured  Parties
     thereunder.

          "Material  Adverse Effect" shall mean a material adverse  condition or material  adverse  change  in or  materially  affecting  (a) the  business, assets,  liabilities,  operations or condition  (financial or otherwise) or prospects  of PALCO  and the  Subsidiaries,  taken  as a whole,  or (b) the validity or  enforceability  of any of the Loan Documents or the rights and remedies of the Arranger,  the Collateral Agent, the Administrative  Agent,
     or the Secured Parties thereunder.

          "Net Cash  Proceeds"  shall mean (a) with respect to any Asset Sale or
     Recovery  Event,  the proceeds  thereof in the form of cash  (including any such proceeds  subsequently  received (as and when  received) in respect of noncash  consideration  initially  received),  net of (i) selling  expenses
     (including  reasonable and customary  broker's fees or  commissions,  legal fees,  transfer  and  similar  taxes  incurred  by the  Borrowers  and  the
     Subsidiaries in connection therewith and the Borrowers' good faith estimate of income taxes paid or payable in connection with such sale,  after taking into account any available  tax credits or  deductions  and any tax sharing arrangements),  (ii) amounts provided as a reserve, in accordance with GAAP
     and  acceptable  to  each  Agent,   against  any   liabilities   under  any
     indemnification  obligations or purchase price  adjustment  associated with such  Asset  Sale  (provided  that,  to the extent and at the time any such amounts are released from such reserve,  such amounts shall  constitute Net
     Cash Proceeds),  (iii) the principal  amount,  premium or penalty,  if any, interest and other amounts on any  Indebtedness for borrowed money which is secured by the asset sold in such  Asset Sale and which is  required  to be repaid with such proceeds  (other than  Indebtedness  hereunder or any such
     Indebtedness assumed by the purchaser of such asset) and (iv) to the extent not otherwise included in clause (i) above, Capital Expenditures associated with the preparation and sale of non-core assets,  not to exceed $5,000,000 in the  aggregate;  and (b) with respect to any issuance or  disposition of
     Indebtedness or any Equity Issuance,  the cash proceeds thereof, net of all taxes and  reasonable  and  customary  fees,  commissions,  costs and other expenses  incurred by the  Borrowers  and the  Subsidiaries  in  connection therewith.

          "Net Orderly  Liquidation  Value"  means at any time,  with respect to
     Inventory,  the orderly liquidation value (expressed as a percentage of the book value and on a non-conversion  basis), if any, of such Inventory (less estimated liquidation expenses) at such time, as determined by reference to the most recent Appraisal thereof delivered to Collateral Agent pursuant to
     Section 5.04(k), which is reasonably satisfactory to Collateral Agent.

          "Prime Rate" shall mean the rate of interest per annum  announced from time to time by JP Morgan  Chase  Bank,  N.A as its prime rate in effect at its principal  office in New York City; each change in the Prime Rate shall be  effective  as of the  opening of  business  on the date such  change is announced as being  effective.  The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually available.

          "Reserves"  shall mean reserves that limit the  availability of credit
     hereunder,  consisting  of  reserves  against  the  Commitments,   Eligible
     Accounts or Eligible  Inventory,  established  by either Agent from time to time in such  Agent's  reasonable  credit  judgment.  Without  limiting the generality of the foregoing, the following reserves shall be deemed to be a reasonable  exercise of each  Agent's  credit  judgment:  (a) a reserve for accrued,  unpaid  interest on the  Obligations,  (b)  reserves  for rent at leased  locations  subject to statutory or contractual  landlord liens, (c)
     reserves for any lumberman's liens,  logger's liens or other priming liens,
     (d)  Inventory  shrinkage,   (e)  environmental  compliance  reserves,  (f)
     dilution, and (g) warehousemen's or bailees' charges.

          "Statutory  Reserves" shall mean a fraction  (expressed as a decimal), the  numerator of which is the number one and the  denominator  of which is the number  one minus the  aggregate  of the  maximum  reserve  percentages
     (including  any  marginal,  special,  emergency or  supplemental  reserves)
     expressed  as a decimal  established  by the  Board  and any other  banking authority, domestic or foreign, to which any Agent or any Lender (including any branch, Affiliate or other fronting office making or holding a Loan) is subject for eurocurrency  funding  (currently  referred to as "Eurocurrency
     Liabilities"  in  Regulation  D of the  Board).  Eurodollar  Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements  without  benefit of or credit for  proration,  exemptions  or offsets  that may be  available  from time to time to any Lender under such
     Regulation D or any  comparable  regulation.  Statutory  Reserves  shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Swingline  Lender" shall mean  LaSalle,  in its capacity as lender of
     Swingline Loans hereunder.

          SECTION   3.2  The   definition   of  each  of  "Fee   Letter,"   "L/C
     Disbursement,"  "L/C Fee Payment  Date," "L/C Guaranty Fee," and "Letter of
     Credit  Guaranty"  set forth in Section  1.01 of the Credit  Agreement  are hereby deleted their entirety.

          SECTION 3.3 Article II of the Credit  Agreement is hereby  amended and restated in its entirety to read as follows:

               "ARTICLE II

               THE CREDITS

               SECTION 2.01 Commitments.

               (a) Subject to the terms and  conditions  hereof and relying upon the  representations  and  warranties  set forth  herein,  each Lender agrees,  severally and not jointly, to make Loans to the Borrowers, at any time and from time to time on or after the Closing  Date and until the earlier of the Maturity Date and the termination of the Commitment of such Lender in accordance  with the terms  hereof,  in an aggregate principal  amount at any time  outstanding that (i) will not result in such  Lender's  Revolving  Credit  Exposure  exceeding  such  Lender's
          Revolving Credit  Commitment and (ii) will not result in the Aggregate
          Revolving Credit Exposure exceeding the Borrowing Base, subject to the
          Administrative Agent's authority, to make Protective Advances pursuant to the terms of  Section  2.24.  Within the limits set forth in clause
          (ii) of the  preceding  sentence and subject to the terms,  conditions and  limitations  set forth herein,  the Borrowers may borrow,  pay or prepay and reborrow Loans.

               (b) L/C  Commitment.  Subject to Section  2.23,  the Issuing Bank
          agrees to issue letters of credit,  in each case containing such terms and  conditions as are permitted by this  Agreement and are reasonably satisfactory to the Issuing Bank (each, a "Letter of Credit"),  at the request  of and for the  account  of the  Borrowers  from time to time before the Maturity Date and, as more fully set forth in Section 2.23, each Lender agrees to purchase a participation  in each such Letter of
          Credit;  provided that (a) the aggregate  Stated Amount of all Letters of  Credit  shall  not at any  time  exceed $  20,000,000  and (b) the
          Aggregate  Revolving  Credit Exposure shall not at any time exceed the
          Borrowing Availability.

               SECTION 2.02 Loans.

               (a) Each Loan (other than Swingline  Loans) shall be made as part of a  Borrowing  consisting  of  Loans of the  same  Type  made by the
          Lenders  ratably  in  accordance  with their  respective  Commitments;
          provided,  however,  that the  failure  of any Lender to make any Loan required to be made by it shall not in itself relieve any other Lender of its  obligation to lend  hereunder (it being  understood,  however, that no  Lender  shall be  responsible  for the  failure  of any other
          Lender to make any Loan  required  to be made by such  other  Lender).
          Except for Loans  deemed made  pursuant to Section  2.02(f) or Section
          2.24,  and subject to Section 2.22  relating to Swingline  Loans,  the
          Loans  comprising  any  Borrowing  shall be in an aggregate  principal amount that is (i) an integral  multiple of $250,000 and not less than
          $750,000  or (ii)  equal to the  remaining  available  balance  of the applicable Commitments.

               (b) Subject to Sections 2.08, 2.15 and 2.24, each Borrowing shall be  comprised  entirely  of  ABR  Loans  or  Eurodollar  Loans  as the
          Administrative Borrower may request pursuant to Section 2.03; provided that all  Borrowings  made on the  Closing  Date and during the period ending seven days  thereafter  must be made as ABR Borrowings (and may not be  converted  into  Eurodollar  Borrowings  until the end of such seven-day  period),  and  no  Borrowings  may  be  converted  into  or continued  as a  Eurodollar  Borrowing  having an  Interest  Period in excess  of one  month  prior to the date  which is 60 days  after  the
          Closing Date.  Each Lender may at its option make any Eurodollar  Loan by causing any domestic or foreign  branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect  the  obligation  of  the  Borrowers  to  repay  such  Loan  in accordance with the terms of this  Agreement.  Borrowings of more than one Type may be outstanding at the same time; provided,  however, that the  Administrative  Borrower  shall not be  entitled  to request  any
          Borrowing that, if made, would result in more than five (5) Eurodollar
          Borrowings  outstanding  hereunder  at any time.  For  purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date,  shall be considered  separate
          Borrowings.

               (c) Except with respect to Loans made pursuant to Section 2.02(f)
          or Section  2.24 and subject to Section  2.22  relating  to  Swingline
          Loans,  each Lender shall make each Loan to be made by it hereunder on the proposed  date thereof by wire transfer of  immediately  available funds to such account in New York City as the Administrative Agent may designate  not later  than 2:00  p.m.,  New York  City  time,  and the
          Administrative  Agent shall promptly credit the amounts so received to an account in the name of the applicable  Borrower,  designated by the
          Administrative  Borrower in the applicable  Borrowing Request or, if a
          Borrowing shall not occur on such date because any condition precedent herein  specified  shall not have  been met,  return  the  amounts  so received to the respective Lenders.

               (d) Unless the  Administrative  Agent shall have received  notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the  Administrative  Agent such Lender's portion of such  Borrowing,  the  Administrative  Agent may  assume  that such
          Lender has made such portion available to the Administrative  Agent on the date of such  Borrowing in accordance  with  paragraph (c) of this
          Section  and the  Administrative  Agent  may,  in  reliance  upon such
          assumption,   make   available  to  the   Borrowers  on  such  date  a
          corresponding  amount. If the Administrative  Agent shall have so made funds  available  then,  to the extent that such Lender shall not have made such portion available to the  Administrative  Agent, such Lender and the Borrowers severally agree to repay to the Administrative Agent forthwith on demand such  corresponding  amount together with interest thereon,  for each day from the date such amount is made  available to the  Borrowers to but  excluding the date such amount is repaid to the
          Administrative Agent at (i) in the case of the Borrowers, the interest rate applicable at the time to the Loans  comprising such Borrowing or
          (ii)  in  the  case  of  such  Lender,   a  rate   determined  by  the
          Administrative  Agent to represent its cost of overnight or short term funds (which determination shall be conclusive absent manifest error).
          If  such  Lender  shall  repay  to  the   Administrative   Agent  such
          corresponding  amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

               (e)  Notwithstanding  any other provision of this Agreement,  the
          Administrative Borrower shall not be entitled to request any Borrowing if the Interest Period  requested with respect thereto would end after the Maturity Date.

               SECTION 2.03 Borrowing Procedure. In order to request a Borrowing
          (other than a Swingline Loan or a deemed Borrowing pursuant to Section
          2.02(f)  or Section  2.24,  as to which  this  Section  2.03 shall not apply), the  Administrative  Borrower shall hand deliver or fax to the
          Collateral Agent a duly completed Borrowing Request (a) in the case of a Eurodollar Borrowing,  not later than 2:00 p.m., New York City time, three Business Days before a proposed Borrowing and (b) in the case of an ABR  Borrowing,  not later than 2:00 p.m.,  New York City time, one
          Business Day before a proposed Borrowing. Each Borrowing Request shall be irrevocable,  shall be signed by or on behalf of the Administrative
          Borrower and shall specify the following information:  (i) whether the
          Borrowing then being  requested is to be a Eurodollar  Borrowing or an
          ABR  Borrowing;  (ii) the  date of such  Borrowing  (which  shall be a
          Business  Day);  (iii) the number and location of the account to which funds are to be disbursed  (which  shall be an account  that  complies with the  requirements  of Section  2.02(c));  (iv) the amount of such
          Borrowing;  (v) if such Borrowing is to be a Eurodollar Borrowing, the initial Interest Period with respect thereto and (vi) a Borrowing Base
          Certificate as of such date; provided,  however, that, notwithstanding any contrary  specification in any Borrowing  Request,  each requested
          Borrowing  shall  comply  with the  requirements  set forth in Section
          2.02.  If no election as to the Type of  Borrowing is specified in any such notice,  then the requested  Borrowing shall be an ABR Borrowing.
          If no Interest  Period with  respect to any  Eurodollar  Borrowing  is specified in any such notice,  then the Administrative  Borrower shall be deemed to have selected an Interest Period of one month's duration.
          The Collateral  Agent shall promptly advise the applicable  Lenders of any  notice  given in  accordance  with  this  Section  2.03  (and the contents  thereof),  and of each  Lender's  portion  of the  requested
          Borrowing.

               SECTION 2.04 Repayment of Loans; Evidence of Debt.

               (a) The Borrowers  hereby  unconditionally  promise to pay to the
          Collateral  Agent  for the  account  of each  Lender  the then  unpaid principal  amount of each Loan of such Lender made to the Borrowers on the Maturity Date. The Borrowers hereby unconditionally promise to pay to the  Swingline  Lender  the then  unpaid  principal  amount of each
          Swingline  Loan made to the Borrowers on the Maturity Date or the last day of each calendar month.

               (b) Each  Lender  shall  maintain  in  accordance  with its usual practice an account or accounts  evidencing  the  indebtedness  of the
          Borrowers to such Lender  resulting from each Loan made by such Lender to the Borrowers from time to time, including the amounts of principal and  interest  payable and paid to such Lender from time to time under this Agreement.

               (c) The Collateral Agent shall maintain accounts in which it will record (i) the amount of each Loan made  hereunder,  the Type  thereof and the Interest  Period  applicable  thereto,  (ii) the amount of any principal  or  interest  due and  payable or to become due and payable from the  Borrowers to each Lender  hereunder  and (iii) the amount of the sum received by the Collateral  Agent hereunder from the Borrowers or any Guarantor and each Lender's share thereof.

               (d) The  entries  made in the  accounts  maintained  pursuant  to paragraphs  (b) and (c) of this Section shall be prima facie  evidence of the  existence  and amounts of the  obligations  therein  recorded;
          provided,  however,  that the  failure  of any  Lender or any Agent to maintain  such  accounts or any error  therein shall not in any manner affect the obligations of the Borrowers to repay the Loans made to the
          Borrowers in accordance with the terms of this Agreement.

               (e) Any Lender may  request  that Loans made by it  hereunder  be evidenced by a promissory  note. In such event,  the  Borrowers  shall execute and deliver to such Lender a  promissory  note payable to such
          Lender  and  its  registered  assigns  and  in a  form  and  substance reasonably  acceptable to the Collateral  Agent.  Notwithstanding  any other  provision  of this  Agreement,  in the event any  Lender  shall request and receive such a promissory note, the interests  represented by such note shall at all times (including after any assignment of all or part of such interests  pursuant to Section 9.04) be represented by one or more promissory notes payable to the payee named therein or its registered assigns.

               SECTION 2.05 Fees.

               (a) The  Borrowers  agree  to pay to  each  Lender,  through  the
          Collateral  Agent,  on the last Business Day of each calendar month in each  year and on each  date on which any  Commitment  of such  Lender shall expire or be terminated as provided  herein, a commitment fee (a
          "Commitment  Fee")  equal to the  Commitment  Fee Rate on the  average daily unused  amount of the  Commitment of such Lender (other than the
          Swingline  Commitment)  during the  preceding  month (or other  period commencing  with the date hereof or ending with the  Maturity  Date or the date on which the  Commitments  of such Lender  shall expire or be terminated). All Commitment Fees shall be computed on the basis of the actual  number of days elapsed in a year of 360 days.  The  Commitment
          Fee due to each Lender shall commence to accrue on the date hereof and shall  cease to  accrue on the date on which  the  Commitment  of such
          Lender shall expire or be terminated as provided herein.  For purposes of calculating Commitment Fees, no portion of the Commitments shall be deemed  utilized  under  Section  2.22  as  a  result  of  outstanding
          Swingline Loans.

               (b) The Borrowers  agree to pay to the  Administrative  Agent and the Arranger,  for its own account, the fees in the amounts and at the times from time to time agreed to in writing by the  Borrowers (or any
          Affiliate) and the  Administrative  Agent,  including  pursuant to the
          Administrative  Fee Letter  (the  "Administrative  Agent  Fees").  The
          Borrowers agree to pay to the Collateral  Agent,  for its own account, the fees in the  amounts  and at the times from time to time agreed to in writing by the  Borrowers  (or any  Affiliate)  and the  Collateral
          Agent,  including  pursuant  to the  Collateral  Agent Fee Letter (the
          "Collateral Agent Fees").

               (c) The Borrowers  agree to pay to the  Collateral  Agent for the account  of each  Lender a letter  of  credit  fee for each  Letter of
          Credit  equal to the L/C Fee Rate in effect  from time to time of such
          Lender's Pro Rata  Percentage  (as adjusted  from time to time) of the undrawn  amount  of such  Letter of Credit  (computed  for the  actual number of days  elapsed on the basis of a year of 360 days);  provided that, upon the election of either Agent or the Required  Lenders,  the rate  applicable  to each Letter of Credit shall be increased by 2% at any time that an Event of Default exists  (without  duplication of any default  interest charge imposed on such letter of credit fee, if any, pursuant to Section 2.07).  Such letter of credit fee shall be payable in arrears on the last day of each calendar quarter and on the earlier of the Maturity Date or the  termination  of all the  Commitments  (or such  later  date  on  which  such  Letter  of  Credit  expires  or is terminated)  for the  period  from  the date of the  issuance  of each
          Letter of Credit  (or the last day on which the  letter of credit  fee was paid with respect  thereto) to the date such payment is due or, if earlier,  the date on which  such  Letter  of  Credit  expired  or was terminated.  In addition,  with respect to each Letter of Credit,  the
          Borrowers  agree to pay to the Issuing Bank, for its own account,  (i)
          such fees and  expenses as the Issuing  Bank  customarily  requires in
          connection   with  the  issuance,   negotiation,   processing   and/or
          administration  of letters of credit in similar  situations and (ii) a letter of credit fronting fee in the amount and at the times agreed to by the Borrowers and the Issuing Bank (clause (i) and (ii) referred to herein collectively, as the "Issuing Bank Fees").

               (d) If,  on or prior to the  second  anniversary  of the  Closing
          Date,  the  Revolving  Credit  Commitment  of any Lender is reduced or terminated, the Borrowers agree to pay to the Collateral Agent for the benefit of such Lender on the date of such  reduction or termination a fee equal to the Applicable  Percentage (as defined below)  multiplied by the  amount  of  each  reduction  (or  the  entire  amount  of such
          Revolving Credit Commitment in the event of a termination thereof). As used herein,  the term "Applicable  Percentage"  shall mean (w) 3%, in the  case  of a  reduction  or  termination  of the  Revolving  Credit
          Commitment on or prior to the first  anniversary  of the Closing Date,
          (x) 2%, in the case of a reduction  or  termination  of the  Revolving
          Credit  Commitment after the first anniversary of the Closing Date but on or prior to the second anniversary thereof, (y) 1% in the case of a reduction or termination of the Revolving Credit  Commitment after the second  anniversary  of the  Closing  Date or on or prior to the third anniversary  of the  Closing  Date,  and  (z)  0%,  in the  case  of a prepayment after the third anniversary of the Closing Date.

               (e) All  Fees  shall be paid on the  dates  due,  in  immediately available funds, to the Collateral Agent for  distribution,  if and as appropriate,  among the  Lenders,  except that the  Issuing  Bank Fees shall be paid for the account of the Issuing Bank.  Once paid, none of the Fees shall be refundable under any circumstances.

               SECTION 2.06 Interest on Loans.

               (a)  Subject  to  the  provisions  of  Section  2.07,  the  Loans comprising each ABR Borrowing,  including each Swingline  Loan,  shall bear  interest  (computed  on the basis of the  actual  number of days elapsed  over a year of 360  days)  at a rate per  annum  equal to the
          Alternate Base Rate plus the Applicable  Margin in effect from time to time.

               (b)  Subject  to  the  provisions  of  Section  2.07,  the  Loans comprising each Eurodollar  Borrowing shall bear interest (computed on the  basis of the  actual  number of days  elapsed  over a year of 360 days) at a rate per  annum  equal to the  Adjusted  LIBO  Rate for the
          Interest  Period  in effect  for such  Borrowing  plus the  Applicable
          Margin in effect from time to time.

               (c)  Interest  on each  Loan  shall be  payable  on the  Interest
          Payment Dates applicable to such Loan except as otherwise  provided in this  Agreement.  The applicable  Alternate Base Rate or Adjusted LIBO
          Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined  by the  Collateral  Agent,  and such determination shall be conclusive absent manifest error.

               SECTION  2.07  Default  Interest.  If an  Event  of  Default  has
          occurred and is continuing and either Agent or the Required Lenders so elect,  the  Borrowers  shall on written  demand from time to time pay interest,  to the extent permitted by law, on all Obligations,  to but excluding  the  date of  actual  payment  (after  as  well  as  before judgment)  at the  rate  otherwise  applicable  to Loans  pursuant  to
          Section 2.06 plus 2.00% per annum.

               SECTION 2.08  Alternate  Rate of Interest.  In the event,  and on each occasion,  that prior to the  commencement of any Interest Period for a  Eurodollar  Borrowing  (a)  the  Collateral  Agent  shall  have determined  that  adequate  and  reasonable  means  do not  exist  for determining the Adjusted LIBO Rate for such Interest Period or (b) the
          Collateral  Agent is advised by the Required Lenders in respect of the
          Facility that the Adjusted LIBO Rate for such Interest Period will not adequately  and fairly  reflect the cost to such  Lenders of making or maintaining  their Loans  included in such Borrowing for such Interest
          Period, the Collateral Agent shall, as soon as practicable thereafter, give written or fax notice of such  determination to the Borrowers and the  Lenders.  In the  event  of any  such  determination,  until  the
          Collateral Agent shall have advised the Borrowers and the Lenders that the circumstances  giving rise to such notice no longer exist, (i) any request by the  Administrative  Borrower  for a  Eurodollar  Borrowing
          pursuant  to Section  2.03 or 2.10 shall be deemed to be a request for an ABR Borrowing and (ii) any Interest  Period  election that requests the conversion of any Borrowing to, or  continuation  of any Borrowing as, a Eurodollar Borrowing shall be ineffective. Each determination by the  Collateral  Agent  under this  Section  2.08 shall be  conclusive absent manifest error.

               SECTION 2.09 Termination and Reduction of Commitments.

               (a) Unless  previously  terminated in  accordance  with the terms hereof, the Commitments shall automatically  terminate on the Maturity
          Date.   Notwithstanding  the  foregoing,  all  the  Commitments  shall automatically  terminate at 5:00 p.m., New York City time, on
          July 18, 2006, if the initial  Credit Event shall not have occurred by such time.

               Upon at least three Business Days' prior  irrevocable  written or fax notice to the Collateral  Agent,  the Borrowers may at any time in whole permanently terminate,  or from time to time in part permanently reduce,  the  Commitments;  provided,  however,  that (i) each partial reduction  of the  Commitments  shall be in an  integral  multiple  of
          $1,000,000  and  in a  minimum  amount  of  $1,000,000  and  (ii)  the
          Commitments  shall not be reduced  to an amount  that is less than the
          Aggregate Revolving Credit Exposure then in effect.

               (b) Each  reduction in the  Commitments  hereunder  shall be made ratably among the applicable Lenders in accordance with their Pro Rata
          Percentages.  The Borrowers shall pay to the Collateral  Agent for the account of the applicable  Lenders, on the date of each termination or reduction,  the  Commitment  Fees on the amount of the  Commitments so terminated  or  reduced  accrued  to but  excluding  the  date of such termination or reduction.

               SECTION 2.10  Conversion  and  Continuation  of  Borrowings.  The
          Administrative  Borrower  shall  have the right at any time upon prior irrevocable  notice to the  Collateral  Agent (a) not later than 12:00
          p.m.,  New York City time,  one Business Day prior to  conversion,  to convert  any  Eurodollar  Borrowing  of  the  Borrowers  into  an  ABR
          Borrowing,  (b) not later  than 2:00 p.m.,  New York City time,  three
          Business Days prior to conversion or continuation,  to convert any ABR
          Borrowing of the Borrowers into a Eurodollar  Borrowing or to continue any  Eurodollar  Borrowing of the Borrowers as a Eurodollar  Borrowing
          for an  additional  Interest  Period and (c) not later than 2:00 p.m.,
          New York City  time,  three  Business  Days  prior to  conversion,  to convert the Interest  Period with respect to any Eurodollar  Borrowing of the Borrowers to another  permissible  Interest Period,  subject in each case to the following:

                    (i) each conversion or  continuation  shall be made pro rata among the Lenders in  accordance  with the  respective  principal amounts  of the  Loans  comprising  the  converted  or  continued
               Borrowing;

                    (ii) if less than all the  outstanding  principal  amount of
               any  Borrowing  shall  be  converted  or  continued,   then  each
               resulting  Borrowing shall satisfy the  limitations  specified in
               Sections  2.02(a) and 2.02(b)  regarding the principal amount and maximum number of Borrowings of the relevant Type;

                    (iii) each  conversion  shall be effected by each Lender and the Collateral  Agent by recording for the account of such Lender the new Loan of such Lender  resulting  from such  conversion and reducing  the Loan (or  portion  thereof)  of such  Lender  being converted by an equivalent principal amount;  accrued interest on any Eurodollar Loan (or portion thereof) being converted shall be paid by the Borrowers at the time of conversion;

                    (iv) if any  Eurodollar  Borrowing  is  converted  at a time other than the end of the Interest Period applicable thereto, the
               Borrowers shall pay, upon demand,  any amounts due to the Lenders pursuant to Section 2.16;

                    (v) any  portion of a  Borrowing  maturing or required to be repaid  in less  than  one  month  may not be  converted  into or continued as a Eurodollar Borrowing;

                    (vi) any portion of a  Eurodollar  Borrowing  that cannot be converted  into or continued as a Eurodollar  Borrowing by reason of  the  immediately  preceding  clause  shall  be  automatically converted  at the end of the  Interest  Period in effect for such
               Borrowing into an ABR Borrowing;

                    (vii) after the occurrence  and during the  continuance of a
               Default or Event of Default, no outstanding Loan may be converted into, or continued as, a Eurodollar Loan.

               Each notice  pursuant to this Section  2.10 shall be  irrevocable and shall refer to this  Agreement  and specify (i) the  identity  and amount of the Borrowing that the  Administrative  Borrower  request be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a Eurodollar  Borrowing or an ABR Borrowing,  (iii)
          if such  notice  requests a  conversion,  the date of such  conversion
          (which  shall be a Business  Day) and (iv) if such  Borrowing is to be converted  to or continued  as a  Eurodollar  Borrowing,  the Interest
          Period with respect thereto. If no Interest Period is specified in any such notice with respect to any  conversion  to or  continuation  as a
          Eurodollar Borrowing,  the Administrative  Borrower shall be deemed to have  selected  an  Interest  Period  of  one  month's  duration.  The
          Collateral Agent shall advise the Lenders of any notice given pursuant to this Section 2.10 and of each Lender's  portion of any converted or continued  Borrowing.  If the  Administrative  Borrower shall not have given  notice in  accordance  with this  Section  2.10 to continue any
          Borrowing into a subsequent  Interest  Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such
          Borrowing),  such Borrowing  shall,  at the end of the Interest Period applicable  thereto  (unless  repaid  pursuant  to the terms  hereof), automatically be converted or continued into an ABR Borrowing.

               SECTION 2.11 [Reserved]

               SECTION 2.12 Prepayment.

               (a) The Borrowers  shall,  subject to the requirements of Section
          2.05(b),  have the  right at any time and from  time to time to prepay any Borrowing, in whole or in part, upon at least three Business Days'
          prior written or fax notice (or telephone notice promptly confirmed by written or fax notice) in the case of Eurodollar  Loans, or written or fax notice (or telephone  notice promptly  confirmed by written or fax notice) at least one Business Day prior to the date of  prepayment  in the case of ABR Loans,  to the Collateral  Agent before 2:00 p.m., New
          York City time; provided,  however, that each partial prepayment shall be in an amount that is an integral  multiple of $250,000 and not less than $750,000.

               (b) Each notice of prepayment  shall specify the prepayment  date and the principal  amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrowers to prepay such  Borrowing  by the  amount  stated  therein  on the  date  stated
          therein.  All prepayments  under this Section 2.12 shall be subject to
          Section  2.16,  but  otherwise   without   premium  or  penalty.   All
          prepayments  under this Section 2.12 shall be  accompanied  by accrued and  unpaid  interest  on the  principal  amount to be  prepaid to but excluding the date of payment.

               SECTION 2.13 Mandatory Prepayments.

               (a) In the event of any termination of all the  Commitments,  the
          Borrowers shall, on the date of such termination,  repay or prepay all its outstanding Borrowings and all its outstanding Swingline Loans and replace  all its  outstanding  Letters  of Credit  and/or  shall  Cash
          Collateralize  in full all  obligations  arising  with  respect to the
          Letters  of Credit.  If as a result of any  partial  reduction  of the
          Commitments the Aggregate  Revolving  Credit Exposure would exceed the
          Commitments after giving effect thereto,  then the Borrowers shall, on the date of such  reduction,  repay or prepay  Borrowings or Swingline
          Loans (or a combination  thereof) and/or shall Cash  Collateralize  in full all obligations  arising with respect to the Letters of Credit in an amount sufficient to eliminate such excess.

               (b) In the event and on each  occasion that  Aggregate  Revolving
          Credit Exposure (other than amounts constituting  Protective Advances)
          exceeds the Borrowing  Base,  the Borrowers  shall  immediately  repay
          Loans and/or Cash Collateralize  outstanding  Letters of Credit to the extent necessary to cause the Aggregate  Revolving Credit Exposure not to exceed the Borrowing Base.

               (c) In connection  with any Asset Sale which  consists of (i) the sale of all of the  Equity  Interests  in  Britt  or (ii)  the sale of
          Eligible Accounts and/or Eligible Inventory (or the sale of certain of such assets and other assets of a Borrower), the Borrowers shall apply the Net Cash  Proceeds  of such  sale to repay  outstanding  Revolving
          Loans and/or shall Cash Collateralize in full all obligations  arising with respect to the Letters of Credit in an amount equal to the lesser of (i) the amount  necessary  to cause the  Borrowers  to comply  with
          Section  2.13(b)  or (ii) the sum of (a) 85% of the Net  Amount of the
          Eligible  Accounts  sold in such  Asset Sale plus (b) 75% of the value
          (being the lower of cost (on a first-in first out basis) or market) of the Eligible Inventory sold in such Asset Sale.

               SECTION 2.14 Reserve Requirements; Change in Circumstances.

          (a)  Notwithstanding  any other  provision of this  Agreement,  if any
     Change in Law shall:

                    (i) impose,  modify or deem applicable any reserve,  special deposit or similar  requirement  against assets of, deposits with or for the account of, or credit  extended  by, any Lender or any
               Agent (except any such reserve  requirement which is reflected in the  Adjusted  LIBO  Rate) or

                    (ii)  (impose  on any  Lender  or any  Agent  or the  London interbank market any other condition  affecting this Agreement or
               Eurodollar  Loans made by such  Lender or any Letter of Credit or participation  therein,  and the  result of any of the  foregoing shall  be to  increase  the  cost to such  Lender  of  making  or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to  increase  the cost to any Lender or any  Agent of  issuing  or  maintaining  any  Letter of Credit or
               Letter  of  Credit   Guaranty  or  purchasing  or  maintaining  a
               participation therein or to reduce the amount of any sum received or  receivable  by such Lender  hereunder  (whether of principal, interest or otherwise) by an amount deemed by such Lender or such
               Agent to be material,  then the Borrowers will pay to such Lender or such Agent,  as the case may be,  upon demand such  additional amount or amounts as will compensate  such Lender,  such Agent or the Issuing Bank, as the case may be, for such  additional  costs incurred or reduction suffered.

          (b) If any Lender or any Agent shall have  determined  that any Change in Law regarding  capital adequacy has or would have the effect of reducing the rate of return  on such  Lender's  or such  Agent's  capital  or on the capital of such  Lender's or such  Agent's  holding  company,  if any, as a consequence  of this Agreement or the Loans made by, or  participations  in
     Letters of Credit  purchased  by,  such  Lender to a level below that which such Lender,  any Agent or such  Lender's or such Agent's  holding  company could have  achieved but for such Change in Law (taking into  consideration such Lender's or such Agent's policies and the policies of such Lender's or such Agent's holding company with respect to capital adequacy) by an amount deemed by such Lender or such Agent to be material,  then from time to time the Borrowers  shall pay to such Lender or such Agent,  as the case may be, such  additional  amount or amounts as will  compensate such Lender or such
     Agent  or such  Lender's  or such  Agent's  holding  company  for any  such reduction suffered.

          (c) A certificate of a Lender or any Agent setting forth the amount or amounts  necessary to  compensate  such Lender or such Agent or its holding company,  as  applicable,  as  specified  in  paragraph  (a) or (b) of this
     Section 2.14 shall be delivered to the  Borrowers  and shall be  conclusive absent manifest  error.  The Borrowers shall pay such Lender or such Agent, as the  case  may be,  the  amount  or  amounts  shown  as due on any  such certificate delivered by it within 10 days after its receipt of the same.

          (d)  Failure or delay on the part of any Lender or any Agent to demand compensation pursuant to this Section shall not constitute a waiver of such
     Lender's or the such Agent's  right to demand such  compensation;  provided that the Borrowers  shall not be under any  obligation  to  compensate  any
     Lender or any Agent under paragraph (a) or (b) above for increased costs or reductions  with  respect to any period  prior to the date that is 180 days prior to such request if such Lender or such Agent knew or could reasonably have  been  expected  to  know  of the  circumstances  giving  rise to such increased costs or reductions and of the fact that such circumstances would result in a claim for increased  compensation  by reason of such  increased costs or reductions;  provided further that the foregoing  limitation shall not  apply  to  any  increased  costs  or  reductions  arising  out  of the retroactive  application  of any Change in Law within such 180-day  period.
     The  protection  of this Section shall be available to each Lender and each
     Agent   regardless  of  any  possible   contention  of  the  invalidity  or
     inapplicability  of the  Change in Law that  shall  have  occurred  or been imposed.

          SECTION 2.15 Change in Legality.

          (a)  Notwithstanding  any other  provision of this  Agreement,  if any
     Change in Law shall make it unlawful for any Lender to make or maintain any
     Eurodollar Loan or to give effect to its obligations as contemplated hereby with  respect  to any  Eurodollar  Loan,  then,  by  written  notice to the
     Administrative Borrower and to the Collateral Agent:

               (i) such  Lender  may  declare  that  Eurodollar  Loans  will not thereafter  (for the  duration of such  unlawfulness)  be made by such
          Lender hereunder (or be continued for additional  Interest Periods and
          ABR Loans will not  thereafter  (for such  duration) be converted into
          Eurodollar  Loans),  whereupon any request for a Eurodollar  Borrowing
          (or to  convert  an ABR  Borrowing  to a  Eurodollar  Borrowing  or to
          continue a Eurodollar  Borrowing  for an additional  Interest  Period)
          shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such for an  additional  Interest
          Period or to convert a Eurodollar  Loan into an ABR Loan,  as the case may be), unless such declaration shall be subsequently withdrawn; and

               (ii) such  Lender may  require  that all  outstanding  Eurodollar
          Loans made by it be  converted  to ABR Loans,  in which event all such
          Eurodollar Loans shall be  automatically  converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

          In the event any Lender  shall  exercise  its rights under (i) or (ii)
     above,  all payments and prepayments of principal that would otherwise have been  applied  to repay the  Eurodollar  Loans that would have been made by such Lender or the converted  Eurodollar Loans of such Lender shall instead be  applied  to repay  the ABR  Loans  made by such  Lender  in lieu of, or
     resulting  from  the  conversion  of,  such  Eurodollar   Loans.  Any  such
     conversion of a Eurodollar Loan under (i) above shall be subject to Section
     2.16.

          (b) For purposes of this Section 2.15, a notice to the  Administrative
     Borrower by any Lender shall be effective as to each  Eurodollar  Loan made by such  Lender,  if lawful,  on the last day of the  Interest  Period then applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrowers.

          SECTION 2.16  Indemnity.  The Borrowers  shall  indemnify  each Lender against  any loss or expense  that such  Lender  may  sustain or incur as a consequence  of (a) any event,  other than a default by such  Lender in the performance of its obligations hereunder,  which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any  Eurodollar  Loan prior to the end of the Interest  Period in effect therefor, (ii) the conversion of any Eurodollar Loan to an ABR Loan, or the conversion of the Interest  Period with respect to any Eurodollar  Loan, in each  case  other  than on the last day of the  Interest  Period  in effect therefor or (iii) any Eurodollar Loan to be made by such Lender  (including any  Eurodollar  Loan to be made pursuant to a conversion  or  continuation under  Section  2.10) not being made  after  notice of such Loan shall have been  given by the  Administrative  Borrower  hereunder  (any of the events referred to in this clause (a) being called a "Breakage  Event") or (b) any default in the  making of any  payment or  prepayment  required  to be made hereunder.  In the case of any Breakage  Event,  such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i)
     its cost of obtaining  funds for the Eurodollar Loan that is the subject of such Breakage  Event for the period from the date of such Breakage Event to the last day of the  Interest  Period in effect (or that would have been in effect)  for such  Loan  over  (ii) the  amount  of  interest  likely to be realized by such Lender in  redeploying  the funds released or not utilized by reason of such  Breakage  Event for such period.  A  certificate  of any
     Lender setting forth any amount or amounts which such Lender is entitled to receive  pursuant to this Section 2.16 shall be delivered to the  Borrowers and shall be conclusive absent manifest error.

          SECTION  2.17 Pro Rata  Treatment.  Except as  provided  below in this
     Section 2.17 with respect to Swingline  Loans and as required under Section
     2.15,  each  Borrowing,  each  payment or  prepayment  of  principal of any
     Borrowing,  each  payment of  interest  on the Loans,  each  payment of the
     Commitment  Fees,  each reduction of the Commitments and each conversion of any  Borrowing to or  continuation  of any  Borrowing as a Borrowing of any
     Type shall be allocated pro rata among the Lenders in accordance with their respective  applicable  Commitments  (or,  if such  Commitments  shall have expired or been  terminated,  in accordance  with the respective  principal amounts of their  outstanding  Loans).  For  purposes  of  determining  the available  Revolving  Credit  Commitments of the Lenders at any time,  each outstanding  Swingline  Loan shall be deemed to have utilized the Revolving
     Credit  Commitments of the Lenders (including those Lenders which shall not have made  Swingline  Loans) pro rata in  accordance  with such  respective
     Revolving  Credit  Commitments.  Each Lender agrees that in computing  such
     Lender's  portion of any  Borrowing to be made  hereunder,  the  Collateral
     Agent may,  in its  discretion,  round  each  Lender's  percentage  of such
     Borrowing to the next higher or lower whole dollar amount.

          SECTION 2.18 Sharing of Setoffs.  Each Lender agrees that if it shall, through the exercise of a right of banker's  lien,  setoff or  counterclaim against the  Borrowers  or any other Loan  Party,  or pursuant to a secured claim  under  Section  506 of Title 11 of the United  States  Code or other security or interest  arising  from,  or in lieu of,  such  secured  claim, received by such Lender  under any  applicable  bankruptcy,  insolvency  or other  similar law or  otherwise,  or by any other  means,  obtain  payment
     (voluntary or involuntary) in respect of any Loan or Loans or participation in all Letters of Credit as a result of which the unpaid principal  portion of its  Loans  and  participations  in  all  Letters  of  Credit  shall  be proportionately  less than the  unpaid  principal  portion of the Loans and participations  in the Letters of Credit of any other  Lender,  it shall be deemed  simultaneously  to have  purchased  from such other  Lender at face value,  and shall promptly pay to such other Lender the purchase price for, a participation in the Loans and L/C Exposure of such other Lender, so that the  aggregate  unpaid  principal  amount of the Loans and L/C Exposure and participations  in Loans and L/C  Exposure  held by each Lender shall be in the same proportion to the aggregate  unpaid  principal amount of all Loans and L/C Exposure then  outstanding as the principal amount of its Loans and
     L/C  Exposure  prior  to  such  exercise  of  banker's   lien,   setoff  or
     counterclaim  or other event was to the  principal  amount of all Loans and
     L/C Exposure outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event;  provided,  however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.18 and the  payment  giving rise  thereto  shall  thereafter  be  recovered,  such purchase or  purchases or  adjustments  shall be rescinded to the extent of such  recovery  and the  purchase  price or prices or  adjustment  restored
     without  interest.   The  Borrowers  expressly  consent  to  the  foregoing
     arrangements  and agrees that any Lender holding a participation  in a Loan or Letter of Credit  deemed to have been so purchased  may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrowers to such Lender by reason thereof as fully as if such Lender had made a Loan  directly to the  Borrowers in the amount of such participation.

          SECTION 2.19 Payments.

          (a) The Borrowers shall make each payment  (including  principal of or interest  on any  Borrowing  reimbursement  obligations  under a Letter  of
     Credit or any Fees or other  amounts)  hereunder  and under any other  Loan
     Document not later than 12:00 (noon),  placeCityNew  York City time, on the date when due in immediately available dollars,  without setoff, defense or counterclaim.  Each such payment  (other than  principal of and interest on
     Swingline  Loans,  which  shall be paid  directly to the  Swingline  Lender except as  otherwise  provided  in  Section  2.21(e))  shall be made to the
     Collateral  Agent at its offices at  addressStreet135  S.  LaSalle  Street,
     Suite  425,  CityChicago,   StateIllinois  PostalCode60603.   All  payments
     hereunder and under each other Loan Document shall be made in dollars.

          (b)  Except as  otherwise  expressly  provided  herein,  whenever  any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the  computation  of interest or Fees, if applicable.

          SECTION 2.20 Taxes.

          (a) Any and all  payments  by or on account of any  obligation  of the
     Borrowers  or any other  Loan  Party  hereunder  or under  any  other  Loan
     Document  shall be made free and  clear of and  without  deduction  for any
     Indemnified Taxes or Other Taxes; provided that if any Indemnified Taxes or
     Other Taxes are  required to be  withheld or deducted  from such  payments, then (i) the sum payable by the  Borrowers  shall be increased as necessary so that after all required deductions or withholding  (including deductions or  withholdings  applicable to additional  sums payable under this Section
     2.20) the Collateral Agent, the Administrative Agent or such Lender (as the case may be) receives an amount equal to the sum it would have received had no such  deductions  been made, (ii) the Borrowers or such other Loan Party shall make (or cause to be made) such deductions and (iii) the Borrowers or such  other  Loan  Party  shall pay (or  cause to be paid) the full  amount
     deducted  to  the  relevant  Governmental   Authority  in  accordance  with
     applicable  law.  In  addition,  the  Borrowers  or any  other  Loan  Party hereunder  shall pay (or cause to be paid) any Other Taxes to the  relevant
     Governmental Authority in accordance with applicable law.

          (b)  The  Borrowers   shall  indemnify  the  Collateral   Agent,   the
     Administrative  Agent and each Lender,  within 10 days after written demand therefor,  for the full amount of any Indemnified Taxes or Other Taxes paid by the Collateral Agent or such Lender, as the case may be, or any of their respective  Affiliates,  on or with respect to any payment by or on account of any  obligation  of any Loan  Party  hereunder  or under any other  Loan
     Document (including Indemnified Taxes or Other Taxes imposed or asserted on or  attributable  to amounts payable under this Section) and any penalties, interest and expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender, or by the Collateral Agent on its behalf or on behalf of a Lender, shall be conclusive absent manifest error.

          (c) As soon as practicable  after any payment of Indemnified  Taxes or
     Other Taxes pursuant to Section 2.20(a), and in any event within 30 days of any such payment  being due, the  Borrowers  shall  deliver (or cause to be delivered)  to each Agent the  original  or a  certified  copy of a receipt issued by such Governmental  Authority  evidencing such payment,  a copy of the  return  reporting  such  payment  or other  evidence  of such  payment reasonably satisfactory to the Collateral Agent.

          (d) Any  Foreign  Lender  that is  entitled  to an  exemption  from or reduction of withholding tax under the law of the jurisdiction in which the
     Borrowers is located,  or any treaty to which such jurisdiction is a party, with  respect  to  payments  under  this  Agreement  shall  deliver  to the
     Administrative  Borrower  (with a copy to each  Agent),  at the  reasonable written request of the Administrative Borrower, such properly completed and executed  documentation  prescribed by  applicable  law as will permit such payments to be made without withholding or at a reduced rate; provided that such Lender is legally  entitled  to  complete,  execute  and deliver  such documentation and in such Lender's  judgment such completion,  execution or delivery would not materially  prejudice the legal position of such Lender.
     In addition,  each Foreign Lender shall (i) furnish on or before it becomes a party to the  Agreement  either (a) two accurate and complete  originally executed U.S.  Internal  Revenue Service Form W-8BEN (or successor form) or
     (b) an accurate and complete U.S.  Internal Revenue Service Form W-8ECI (or successor form), certifying, in either case, to such Foreign Lender's legal entitlement to an exemption or reduction from U.S. Federal  withholding tax with respect to all  interest  payments  hereunder,  and (ii) provide a new
     Form W 8BEN (or  successor  form) or U.S.  Internal  Revenue  Service  Form
     W-8ECI (or  successor  form) upon the  expiration  or  obsolescence  of any previously  delivered form to reconfirm any complete exemption from, or any entitlement to a reduction in, U.S. Federal withholding tax with respect to any interest  payment  hereunder;  provided that any Foreign Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Tax Code and is relying  on the  so-called  "portfolio  interest  exemption"  shall also furnish a "Non-Bank  Certificate"  in the form of Exhibit G together with a
     U.S.  Internal  Revenue  Service  Form W 8BEN.  Notwithstanding  any  other provision  of this  paragraph,  a Foreign  Lender  shall not be required to deliver any form pursuant to this paragraph that such Foreign Lender is not legally able to deliver.

          (e) Any Lender that is a United States  person,  as defined in Section
     7701(a)(30)  of the Tax Code,  and is not an exempt  recipient  within  the meaning of Treasury  Regulations  Section  1.6049-4(c) shall deliver to the
     Borrowers  (with a copy to each Agent) two accurate  and complete  original signed copies of Internal  Revenue  Service Form W-9, or any successor form that such  person is  entitled  to  provide at such time in order to comply with United States back-up withholding requirements.

          (f) Without  prejudice to the  survival of any other  agreement of the
     Borrowers  hereunder,  the  agreements  and  obligations  of the  Borrowers contained  in this  Section  2.20 shall  survive the payment in full of all amounts due hereunder.

          SECTION 2.21  Assignment of Commitments  Under Certain  Circumstances;
     Duty to Mitigate.

          (a) In the event (i) any  Lender  delivers  a  certificate  requesting compensation  pursuant to Section 2.14,  (ii) any Lender  delivers a notice described  in Section  2.15,  (iii) the  Borrowers  are required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender  pursuant to Section 2.20 or (iv) any Lender does not consent to a proposed amendment, modification or waiver of this Agreement requested by the  Administrative  Borrower  which  requires  the  consent  of all of the
     Lenders or all of the Lenders under any Facility to become  effective  (and which is approved by at least the Required Lenders),  the Borrowers may, at their sole expense and effort (including with respect to the processing and recordation fee referred to in Section 9.04(b)), upon notice to such Lender and each of the Agents, require such Lender to transfer and assign, without recourse (in accordance with and subject to the  restrictions  contained in
     Section 9.04),  all of its  interests,  rights and  obligations  under this
     Agreement to an assignee that shall assume such assigned obligations (which assignee  may be another  Lender,  if a Lender  accepts  such  assignment);
     provided that (x) such assignment  shall not conflict with any law, rule or regulation  or order of any court or other  Governmental  Authority  having jurisdiction,  (y) solely with respect to replacements of Lenders  pursuant to clauses (i),  (ii) or (iii) of this Section,  the  Borrowers  shall have received  the  prior  written  consent  of each of the  Agents  (and,  if a
     Revolving Credit  Commitment is being assigned,  of the Swingline  Lender), which consent shall not unreasonably be withheld,  and (z) the Borrowers or such  assignee  shall  have  paid to the  affected  Lender  in  immediately available funds an amount equal to the sum of the principal of and interest
     accrued  to  the  date  of  such  payment  on  the  outstanding   Loans  or
     participations  in all Letters of Credit of such Lender,  plus all Fees and other amounts accrued for the account of such Lender  hereunder  (including any amounts under Section 2.14 and Section 2.16); provided further that, if prior to any such transfer and assignment the  circumstances  or event that resulted in such  Lender's  claim for  compensation  under  Section 2.14 or notice under  Section 2.15 or the amounts paid pursuant to Section 2.20, as the case may be,  cease to cause such Lender to suffer  increased  costs or reductions  in amounts  received or  receivable  or  reduction in return on capital,  or cease to have the  consequences  specified in Section 2.15, or cease to result in amounts  being  payable  under Section 2.20, as the case may be (including  as a result of any action taken by such Lender  pursuant to paragraph  (b) below),  or if such Lender shall waive its right to claim further compensation under Section 2.14 in respect of such circumstances or event or shall  withdraw its notice  under  Section 2.15 or shall waive its
     right  to  further   payments   under  Section  2.20  in  respect  of  such
     circumstances  or event,  as the case may be,  then such  Lender  shall not thereafter be required to make any such transfer and assignment  hereunder.
     In connection  with any such  replacement,  if the replaced Lender does not execute and deliver to the Collateral Agent a duly completed Assignment and
     Acceptance  reflecting  such  replacement  within five Business Days of the date on which the replacement  Lender executes and delivers such Assignment and Acceptance to the replaced  Lender,  then such replaced Lender shall be deemed to have executed and delivered such Assignment and Acceptance.

          (b) If (i) any Lender shall request  compensation  under Section 2.14,
     (ii) any Lender  delivers a notice  described  in Section 2.15 or (iii) the
     Borrowers  are required to pay any  additional  amount to any Lender or any
     Governmental Authority on account of any Lender,  pursuant to Section 2.20, then such Lender shall use reasonable efforts (which shall not require such
     Lender to incur an  unreimbursed  loss or  unreimbursed  cost or expense or otherwise take any action  inconsistent with its internal policies or legal or regulatory  restrictions or suffer any  disadvantage or burden deemed by it to be significant)  (x) to file any  certificate or document  reasonably requested  in writing by the  Administrative  Borrower or (y) to assign its rights and delegate and  transfer its  obligations  hereunder to another of its offices,  branches or  affiliates,  if such filing or assignment  would reduce its  claims  for  compensation  under  Section  2.14 or enable it to withdraw  its notice  pursuant  to  Section  2.15 or would  reduce  amounts payable  pursuant to Section 2.20,  as the case may be, in the future.  The
     Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such filing or assignment, delegation and transfer.

          SECTION 2.22 Swingline Loans.

          (a) Swingline  Commitment.  Subject to the terms and conditions hereof and relying upon the  representations  and warranties set forth herein, the
     Swingline  Lender  agrees to make loans to the  Borrowers,  at any time and from time to time  after the  Closing  Date,  and until the  earlier of the
     Maturity Date and the termination of the Commitments in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not  result in (i) the  aggregate  principal  amount of all  Swingline
     Loans exceeding $2,000,000 in the aggregate or (ii) the Aggregate Revolving
     Credit Exposure,  after giving effect to any Swingline Loan,  exceeding the
     Commitment.  Each Swingline Loan shall be in a principal  amount that is an integral multiple of $100,000.  The Swingline  Commitment may be terminated or reduced  from time to time as  provided  herein.  Within  the  foregoing limits,  the  Borrowers  may borrow,  pay or prepay and reborrow  Swingline
     Loans hereunder, subject to the terms, conditions and limitations set forth herein.

          (b) Swingline  Loans.  The  Administrative  Borrower  shall notify the
     Collateral Agent by fax, or by telephone (confirmed by fax), not later than
     11:00 a.m., New York City time, on the day of a proposed  Swingline Loan to be made to it. Such notice shall be delivered on a Business  Day,  shall be irrevocable  and  shall  refer to this  Agreement  and  shall  specify  the requested date (which shall be a Business Day) and amount of such Swingline
     Loan. The Collateral Agent will promptly advise the Swingline Lender of any notice received from the Administrative Borrower pursuant to this paragraph
     (b). The Swingline  Lender shall make each  Swingline Loan available to the
     Borrowers  by means of a  credit  to the  general  deposit  account  of the
     Borrowers with the Swingline Lender by 3:00 p.m. on the date such Swingline
     Loan is so requested.

          (c)  Prepayment.  The  Borrowers  shall have the right at any time and from time to time to prepay any Swingline  Loan, in whole or in part,  upon giving  written or fax notice (or telephone  notice  promptly  confirmed by written or fax notice) to the Swingline  Lender and to the Collateral Agent before 12:00  (noon),  New York City time, on the date of prepayment at the
     Swingline  Lender's  address for notices  specified in the Lender  Addendum delivered by the  Swingline  Lender.  All  principal  payments of Swingline
     Loans shall be  accompanied  by accrued  interest on the  principal  amount being repaid to the date of payment.

          (d) Interest. Each Swingline Loan shall be an ABR Loan and, subject to the provisions of Section 2.07,  shall bear interest as provided in Section
     2.06(a).

          (e)  Participations.  The Swingline Lender may by written notice given to the  Collateral  Agent not later than 10:00 a.m., New York City time, on any  Business  Day require the  Lenders to acquire  participations  on such
     Business Day in all or a portion of the Swingline Loans  outstanding.  Such notice  shall  specify the  aggregate  amount of  Swingline  Loans in which
     Lenders will participate.  The Collateral Agent will, promptly upon receipt of such notice, give notice to each Lender,  specifying in such notice such
     Lender's  Pro  Rata   Percentage  of  such  Swingline  Loan  or  Loans.  In
     furtherance   of  the   foregoing,   each  Lender  hereby   absolutely  and
     unconditionally agrees, upon receipt of notice as provided above, to pay to the  Collateral  Agent,  for the  account  of the  Swingline  Lender,  such
     Lender's Pro Rata  Percentage of such Swingline Loan or Loans.  Each Lender acknowledges  and agrees that its obligation to acquire  participations  in
     Swingline  Loans pursuant to this  paragraph is absolute and  unconditional and shall not be affected by any  circumstance  whatsoever,  including  the occurrence and  continuance  of a Default or an Event of Default,  and that each such payment shall be made without any offset, abatement,  withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section  2.02(c)  with  respect to Loans made by such
     Lender (and Section 2.02(c) shall apply,  mutatis mutandis,  to the payment obligations  of the Lenders  under this Section) and the  Collateral  Agent shall  promptly pay to the  Swingline  Lender the amounts so received by it from the Lenders.  The  Collateral  Agent shall notify the Borrowers of any participations  in any Swingline  Loan acquired  pursuant to this paragraph and thereafter  payments in respect of such Swingline Loan shall be made to the Collateral Agent and not to the Swingline Lender.  Any amounts received by the Swingline Lender from the Borrowers (or other party on behalf of the
     Borrowers)  in respect of a Swingline  Loan after  receipt by the Swingline
     Lender  of the  proceeds  of a sale  of  participations  therein  shall  be promptly remitted to the Collateral Agent; any such amounts received by the
     Collateral Agent shall be promptly  remitted by the Collateral Agent to the
     Lenders that shall have made their payments  pursuant to this paragraph and to the Swingline  Lender,  as their  interests may appear.  The purchase of participations  in a Swingline  Loan pursuant to this  paragraph  shall not relieve  the  Borrowers  (or other  party  liable  for  obligations  of the
     Borrowers) of any default in the payment thereof.

     SECTION 2.23 Letters of Credit.

          (a) L/C  Applications.  The Borrowers shall execute and deliver to the
     Issuing  Bank the Master  Letter of Credit  Agreement  from time to time in effect.  The Borrowers  shall give notice to the  Collateral  Agent and the
     Issuing  Bank of the  proposed  issuance  of each  Letter  of  Credit  on a
     Business Day which is at least three  Business  Days (or such lesser number of days as the  Collateral  Agent and the  Issuing  Bank shall agree in any particular instance in their sole discretion) prior to the proposed date of issuance of such Letter of Credit. Each such notice shall be accompanied by an L/C  Application,  duly executed by the  applicable  Borrower and in all respects  satisfactory  to the  Collateral  Agent  and  the  Issuing  Bank,
     together  with such  other  documentation  as the  Collateral  Agent or the
     Issuing Bank may request in support thereof,  it being understood that each
     L/C Application  shall specify,  among other things,  the date on which the proposed  Letter of Credit is to be  issued,  the  expiration  date of such
     Letter of Credit  (which shall not be later than the Maturity  Date (unless such Letter of Credit is Cash  Collateralized))  and whether such Letter of
     Credit  is to be  transferable  in whole or in part.  Any  Letter of Credit outstanding  after the Maturity Date which is Cash  Collateralized  for the benefit of the Issuing Bank shall be the sole responsibility of the Issuing
     Bank. So long as the Issuing Bank has not received  written notice that the conditions precedent set forth in Section 4 with respect to the issuance of such Letter of Credit have not been satisfied, the Issuing Bank shall issue such Letter of Credit on the  requested  issuance  date.  The Issuing  Bank shall promptly  advise the Collateral  Agent of the issuance of each Letter of Credit  and of any  amendment  thereto,  extension  thereof  or event or circumstance  changing the amount available for drawing thereunder.  In the event of any  inconsistency  or  conflict  between  the terms of the Master
     Letter  of  Credit  Agreement,  any L/C  Application  and the terms of this
     Agreement, the terms of this Agreement shall control.

          (b)  Participations  in  Letters  of  Credit.  Concurrently  with  the issuance of each Letter of Credit, the Issuing Bank shall be deemed to have sold and transferred to each Lender with a Revolving Credit Commitment, and each such Lender shall be deemed  irrevocably and  unconditionally  to have purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Pro
     Rata Percentage,  in such Letter of Credit and the Borrowers' reimbursement obligations  with  respect  thereto.  If  the  Borrowers  do  not  pay  any reimbursement  obligation  when due, the Borrowers  shall be deemed to have immediately  requested  that the Lenders  make a Revolving  Loan which is a
     Base  Rate  Loan  in  a  principal  amount  equal  to  such   reimbursement
     obligations.  The Collateral  Agent shall  promptly  notify such Lenders of such deemed  request  and,  without the  necessity of  compliance  with the requirements  of Section 2, Section 4 or  otherwise  such Lender shall make available to the Collateral Agent its Pro Rata Percentage of such Loan. The proceeds  of such Loan  shall be paid over by the  Collateral  Agent to the
     Issuing  Bank for the  account of the  Borrowers  in  satisfaction  of such
     reimbursement  obligations.   For  the  purposes  of  this  Agreement,  the
     unparticipated  portion of each Letter of Credit  shall be deemed to be the
     Issuing  Bank's  "participation"  therein.  The Issuing Bank hereby agrees, upon  request of any Agent or any Lender,  to deliver to such Agent or such
     Lender a list of all  outstanding  Letters of Credit  issued by the Issuing
     Bank,  together with such information related thereto as such Agent or such
     Lender may reasonably request.

          (c)    Reimbursement    Obligations.

               (i) The Borrowers hereby unconditionally and irrevocably agree to reimburse  the Issuing Bank for each payment or  disbursement  made by the Issuing  Bank under any Letter of Credit  honoring  any demand for payment made by the beneficiary  thereunder,  in each case on the date that such payment or  disbursement  is made. Any amount not reimbursed on the date of such payment or  disbursement  shall bear interest from the date of such payment or  disbursement to the date that the Issuing
          Bank is reimbursed by the Borrowers therefor,  payable on demand, at a rate per annum equal to the  Alternate  Base Rate from time to time in effect plus the  Applicable  Margin from time to time in effect  plus, upon the  election  of the  Issuing  Bank,  any Agent or the  Required
          Lenders,  2%  (without  duplication  of any  default  interest  charge imposed on such  unreimbursed  amounts,  if any,  pursuant  to Section
          2.07).  The Issuing Bank shall notify the Borrowers and the Collateral
          Agent  whenever  any  demand  for  payment is made under any Letter of
          Credit by the beneficiary thereunder; provided that the failure of the
          Issuing Bank to so notify the Borrowers or the Collateral  Agent shall not affect the rights of the Issuing Bank or the Lenders in any manner whatsoever.

               (ii) The Borrower's reimbursement  obligations hereunder shall be irrevocable and unconditional  under all circumstances,  including (a)
          any lack of validity or enforceability  of any Letter of Credit,  this
          Agreement or any other Loan Document,  (b) the existence of any claim, set-off,  defense or other  right which any Loan Party may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit  (or any  Person for whom any such  transferee may be acting),  any Agent,  the Issuing Bank, any Lender or any other
          Person,  whether  in  connection  with  any  Letter  of  Credit,  this
          Agreement,  any other Loan  Document,  the  transactions  contemplated
          herein  or  any  unrelated  transactions   (including  any  underlying
          transaction  between any Loan Party and the  beneficiary  named in any
          Letter of Credit), (c) the validity, sufficiency or genuineness of any document  which the Issuing Bank has  determined  complies on its face with the  terms  of the  applicable  Letter  of  Credit,  even if such document should later prove to have been forged,  fraudulent,  invalid or  insufficient  in any respect or any  statement  therein shall have been untrue or  inaccurate  in any  respect,  or (d) the  surrender or impairment of any security for the performance or observance of any of the  terms  hereof.  Without  limiting  the  foregoing,  no  action or omission  whatsoever by any Agent or any Lender  (excluding any Lender in its capacity as the Issuing Bank) under or in  connection  with any
          Letter of Credit or any related  matters shall result in any liability of any Agent or any Lender to the Borrowers,  or relieve the Borrowers of any of its obligations hereunder to any such Person.

               (d) Funding by Lenders to Issuing Bank. If the Issuing Bank makes any  payment  or  disbursement  under any Letter of Credit and (a) the
          Borrowers  have  not  reimbursed  the  Issuing  Bank in full  for such payment or  disbursement  by 11:00 A.M.,  Chicago time, on the date of such payment or disbursement, (b) a Loan may not be made in accordance with Section 2 or (c) any  reimbursement  received by the Issuing Bank from the Borrowers is or must be returned or rescinded  upon or during any bankruptcy or reorganization  of the Borrowers or otherwise,  each
          Lender with a Revolving Credit Commitment shall be obligated to pay to the  Collateral  Agent for the account of the Issuing Bank, in full or partial  payment of the purchase  price of its  participation  in such
          Letter  of  Credit,  its  Pro  Rata  Percentage  of  such  payment  or disbursement  (but no such payment shall  diminish the  obligations of the  Borrowers  under Section  2.01(c)(3)),  and, upon notice from the
          Issuing Bank,  the Collateral  Agent shall promptly  notify each other
          Lender thereof. Each Lender irrevocably and unconditionally  agrees to so pay to the Collateral Agent in immediately  available funds for the
          Issuing  Bank's  account  the amount of such other  Lender's  Pro Rata
          Percentage of such payment or  disbursement.  If and to the extent any
          Lender  shall not have made such amount  available  to the  Collateral
          Agent by 2:00 P.M.,  Chicago  time,  on the Business Day on which such
          Lender  receives  notice from the Collateral  Agent of such payment or disbursement  (it being understood that any such notice received after noon,  Chicago  time, on any Business Day shall be deemed to have been received on the next following  Business  Day),  such Lender agrees to pay  interest on such amount to the  Collateral  Agent for the Issuing
          Bank's  account  forthwith on demand,  for each day from the date such amount was to have been delivered to the Collateral  Agent to the date such  amount is paid,  at a rate per annum  equal to (a) for the first day after demand,  the Federal Funds  Effective Rate from time to time in effect and (b)  thereafter,  the  Alternate  Base Rate from time to time  in  effect.  Any  Lender's  failure  to  make  available  to the
          Collateral  Agent  its Pro  Rata  Percentage  of any such  payment  or disbursement  shall not  relieve  any other  Lender of its  obligation hereunder  to  make  available  to the  Collateral  Agent  such  other
          Lender's Pro Rata  Percentage of such payment,  but no Lender shall be responsible  for the failure of any other Lender to make  available to the Collateral  Agent such other  Lender's Pro Rata  Percentage of any such payment or disbursement.

               (e)  Commitments  Several.  The  failure  of any Lender to make a requested  Loan on any date shall not relieve any other  Lender of its obligation  (if any) to make a Loan on such date,  but no Lender shall be responsible for the failure of any other Lender to make any Loan to be made by such other Lender.

               (f) Certain Conditions.  Except as otherwise provided in Sections
          2.22,  2.23(d)  and 2.24 of this  Agreement,  no Lender  shall have an obligation to make any Loan, or to permit the  continuation  of or any conversion into any Eurodollar  Loans,  and the Issuing Bank shall not have any obligation to issue any Letter of Credit,  if a Default or an
          Event of Default exists.

               (g) The  Issuing  Bank  hereby  agrees  to not  exercise  or seek remedies  with respect to the security  interest  granted to it by the
          Borrowers  pursuant  to Section  10.1 of the  Master  Letter of Credit
          Agreement  unless  either  Agent  accelerates  the Loans  pursuant  to
          Article VII hereof.

               SECTION 2.24 Protective Advances.

               (a)  Subject  to the  limitations  set forth  below,  each of the
          Agents is authorized  by the  Borrowers and the Lenders,  from time to time (but shall have  absolutely no obligation  to), to make Loans, on behalf of all Lenders,  at the request of  Administrative  Borrower or otherwise  in its  Permitted  Discretion,  which  such  Agent,  in its
          Permitted Discretion,  deems necessary or desirable (i) to preserve or protect the Collateral,  or any portion  thereof,  (ii) to enhance the likelihood  of, or maximize the amount of,  repayment of the Loans and other  Obligations,  or (iii) to pay any other amount chargeable to or required  to be paid by the  Borrowers  pursuant  to the terms of this
          Agreement, including payments of principal,  interest,  reimbursements with  respect to any Letter of Credit,  fees,  premiums,  reimbursable expenses  (including costs, fees, and expenses as described in Section
          9.05) and other sums  payable  under the Loan  Documents  (any of such
          Loans are herein referred to as "Protective Advances"); provided that, the aggregate amount of Protective  Advances  outstanding at any time, which were made pursuant to clauses (i),  (ii) and (iii) above,  shall not  cause the  Aggregate  Revolving  Credit  Exposure  to exceed  the aggregate  Commitment  of all Lenders and shall not at any time exceed
          $5,000,000 in the aggregate.  Protective  Advances may be made even if the  conditions  precedent  set  forth in  Section  4.01 have not been satisfied.  The  Protective  Advances shall be secured by the Liens in favor of the  Administrative  Agent in and to the Collateral and shall constitute Obligations hereunder. All Protective Advances shall be ABR
          Borrowings.  Any such  revocation  must be in writing and shall become effective  prospectively  upon the Collateral Agent's receipt thereof.
          At any time that there is sufficient  Availability  and the conditions
          precedent  set  forth  in  Section  4.01  have  been  satisfied,   the
          Collateral Agent may request the Revolving Lenders to make a Revolving
          Loan to repay a Protective  Advance.  At any other time the Collateral
          Agent may  require  the  Lenders  to fund  their  risk  participations described in Section 2.24(b).

               (b) Upon the  making  of a  Protective  Advance  by either of the
          Agents in accordance with this Agreement  (whether before or after the occurrence  of a Default or Event of  Default),  each Lender  shall be
          deemed,   without  further  action  by  any  party  hereto,   to  have
          unconditionally  and  irrevocably  purchased  from such Agent  without recourse or warranty,  an undivided interest and participation in such
          Protective  Advance in  proportion  to its Pro Rata  Percentage of the
          Aggregate Revolving Credit Exposure.  From and after the date, if any, on which  any  Lender is  required  to fund its  participation  in any
          Protective  Advance  purchased  hereunder,  the Collateral Agent shall promptly  distribute to such Lender such Lender's Pro Rata  Percentage of all  payments  of  principal  and  interest  and  all  proceeds  of
          Collateral  received  by the  Collateral  Agent  in  respect  of  such
          Protective Advance.

               SECTION 2.25 Relationship Between the Borrowers.

               (a)  Administrative  Borrower.  Britt hereby appoints PALCO,  and
          PALCO (in such  capacity,  the  "Administrative  Borrower")  shall act under  this  Agreement,  as  the  agent,  attorney-in-fact  and  legal representative of Britt for all purposes,  including  requesting Loans and receiving account  statements and other notices and communications to the  Borrowers  (or any of them) from any Agent or any Lender.  The
          Administrative  Agent,  the Collateral Agent and the Lenders may rely, and shall be fully  protected in relying,  on any  Borrowing  request, request  for a Letter of  Credit,  disbursement  instruction,  report, information  or any  notice  or  communication  made or  given  by the
          Administrative Borrower, whether in its own name, as Borrowers' agent, on  behalf of Britt or on  behalf  of the  Borrowers,  and no Agent or
          Lender  shall have any  obligation  to make any inquiry or request any confirmation from or on behalf of any other Borrower as to the binding effect  on  it of  any  such  notice,  request,  instruction,  report, information,  other notice or communications,  nor shall the joint and several character of the Borrowers' obligations hereunder be affected, provided  that  the  provisions  of this  Section  2.25  shall  not be construed  so as to  preclude  either  Borrower  from  taking  actions permitted to be taken by a "Borrower" hereunder.

               (b)  Joint  and  Several  Obligations.  The  obligations  of  the
          Borrowers  pursuant to the Loan Documents  shall be joint and several.
          Each Borrower hereby irrevocably and  unconditionally  guaranties,  as primary obligor and not merely as surety, the due and punctual payment in full of all  Obligations  of the other Borrower when the same shall become  due,  whether  at stated  maturity,  by  required  prepayment, declaration, acceleration, demand or otherwise (including amounts that would  become due but for the  operation of the  automatic  stay under
          Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)).

               (c) Obligations Absolute.  The obligations of each Borrower under
          this  Section  2.25  are   irrevocable,   absolute,   independent  and
          unconditional  and shall not be  affected  by any  circumstance  which constitutes  a legal or  equitable  discharge of a guarantor or surety other than payment in full of the  Obligations.  In furtherance of the foregoing and without limiting the generality  thereof,  each Borrower agrees that: (i) its  obligation  under this Section 2.25 with respect to the obligations of the other Borrower is a guaranty of payment when due and not of  collectibility;  (ii) the  Administrative  Agent,  the
          Collateral  Agent and any Lender may enforce this  obligation upon the occurrence  of an  Event  of  Default  hereunder  notwithstanding  the
          existence  of  any  dispute   between  the  other   Borrower  and  the
          Administrative  Agent, the Collateral Agent or any Lender with respect to the existence of such Event of Default;  (iii) the  obligations  of each Borrower  hereunder are independent of each of the obligations of the other Borrower under the Loan Documents and the obligations of any other  Person and a  separate  action or  actions  may be brought  and prosecuted  against each Borrower whether or not any action is brought against the other  Borrower or any other Person and whether or not the other  Borrower  or any other  Person is joined in any such  action or actions;  and  (iv) a  payment  of a  portion,  but  not  all,  of the
          Obligations by any Borrower shall in no way limit,  affect,  modify or abridge the liability of such or any other Borrower for any portion of the Obligations  that has not been paid. Each Borrower agrees that its obligation  under this Section 2.25 with respect to the obligations of the other Borrower is a continuing  guaranty and shall be binding upon each  Borrower  and its  successors  and  assigns,  and each  Borrower irrevocably  waives  any right to revoke  its  obligations  under this
          Section 2.25 as to future transactions giving rise to any Obligations.

               (d)  Actions by the Agents  and the  Lenders.  The Agents and any
          Lender may from time to time,  without  notice or demand  and  without affecting  the  validity or  enforceability  of this  Section  2.25 or giving  rise  to  any  limitation,  impairment  or  discharge  of  any
          Borrower's  liability  hereunder,  but  subject to the  provisions  of
          Section 2.25 (i) renew,  extend,  accelerate  or otherwise  change the time,  place,  manner or terms of  payment of the  Obligations  of the other Borrower with the consent of such other  Borrower,  (ii) settle, compromise,  release  or  discharge,  or accept or refuse any offer of performance with respect to, or substitutions  for, the Obligations of
          the  other   Borrower  or  any  agreement   relating   thereto  and/or
          subordinate  the  payment  of the  same to the  payment  of any  other
          obligations,   (iii)  request  and  accept  other  guaranties  of  the
          Obligations  of the other  Borrower and take and hold security for the payment  of such  Obligations,  (iv)  release,  exchange,  compromise, subordinate or modify, with or without consideration, any security for payment of the Obligations of the other Borrower, any other guaranties of such  Obligations,  or any  other  obligation  of any  Person  with respect to such Obligations, (v) enforce and apply any security now or hereafter  held from the other  Borrower  by or for the benefit of the
          Agents  or any  Lender  in  respect  of the  Obligations  of the other
          Borrower and direct the order or manner of sale  thereof,  or exercise any other  right or remedy that the Agents or the  Lenders,  or any of them, may have against any such  security,  in each case as the Agents or the Lenders in their discretion may determine  consistent with this
          Agreement and any applicable security agreement, including foreclosure on any such security  pursuant to one or more judicial or  nonjudicial sales,  whether or not every  aspect of any such sale is  commercially reasonable, and (vi) exercise any other rights available to the Agents or the Lenders, or any of them, under the Loan Documents.

               (e) No Discharge.  The  obligations  of each Borrower  under this
          Section 2.25 shall be valid and  enforceable  and shall not be subject to any limitation,  impairment or discharge for any reason (other than payment in full of the  Obligations),  including the occurrence of any of the following, whether or not any Borrower shall have had notice or knowledge  of any of them:  (i) any  failure  to assert or  enforce or agreement not to assert or enforce, or the stay or enjoining, by order of  court,  by  operation  of law or  otherwise,  of the  exercise  or enforcement of, any claim or demand or any right, power or remedy with respect to the  Obligations  of the other  Borrower  or any  agreement relating thereto, or with respect to any other guaranty of or security for the payment of such  Obligations,  (ii) any waiver or modification of, or any consent to departure  from,  any of the terms or provisions of this  Agreement or any of the other Loan Documents or any agreement or instrument  executed pursuant thereto,  or of any other guaranty or security  for  the  Obligations  of  the  other  Borrower,  (iii)  the
          Obligations of the other Borrower,  or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect,  (iv) the application of payments received from any source to the payment of  indebtedness  other than the  Obligations of the other
          Borrower,  even though the Collateral Agent or the Lenders,  or any of them,  might have  elected to apply such payment to any part or all of the Obligations of the other  Borrower,  (v) any failure to perfect or continue  perfection of a security  interest in any  collateral  which secures  any of  the  Obligations  of the  other  Borrower,  (vi)  any defenses,  set-offs or  counterclaims  which the other Borrower or any other Person may assert against the any Agent or any Lender in respect
          of  the   Obligations,   including  but  not  limited  to  failure  of
          consideration, breach of warranty, payment, statute of frauds, statute of limitations,  accord and satisfaction and usury and (vii) any other act or thing or omission, or delay to do any other act or thing, which may or  might  in any  manner  or to any  extent  vary the risk of any
          Borrower as an obligor in respect of the Obligations.

               (f) Waivers.  Each Borrower waives, for the benefit of each Agent and each Lender: (i) any right to require the any Agent or any Lender, as a condition  of payment or  performance  by such  Borrower,  to (A)
          proceed  against the other  Borrower or any other Person,  (B) proceed against or exhaust any  security  held from the other  Borrower or any other Person, (C) proceed against or have resort to any balance of any deposit  account or credit on the books of the any Agent or any Lender in favor of the other Borrower or any other Person,  or (D) pursue any other remedy in the power of any Agent or any Lender; (ii) any defense arising  by  reason  of  the  incapacity,  lack  of  authority  or any disability  or other  defense  of the  other  Borrower  including  any defense  based  on or  arising  out of the  lack  of  validity  or the unenforceability  of the  Obligations  or any  agreement or instrument relating thereto or by reason of the cessation of the liability of the other  Borrower  from any  cause  other  than  payment  in full of the
          Obligations;  (iii) any defense  based upon any statute or rule of law which  provides that the obligation of a surety must be neither larger in  amount  nor in other  respects  more  burdensome  than that of the principal;  (iv) any defense  based upon any  Agent's or any  Lender's errors or omissions in the  administration of the Obligations,  except behavior that amounts to gross negligence or willful  misconduct;  (v)
          (A) any principles or provisions of law, statutory or otherwise,  that are or might be in conflict  with the terms of this  Section  2.25 and any  legal  or  equitable  discharge  of such  Borrower's  obligations hereunder,  (B) the  benefit of any statute of  limitations  affecting such Borrower's liability hereunder or the enforcement hereof, (C) any rights to set-offs,  recoupments and counterclaims and (D) promptness, diligence  and any  requirement  that  the  any  Agent  or any  Lender protect,  secure,  perfect or insure any Lien or any property  subject thereto; (vi) notices,  demands,  presentments,  protests,  notices of protest,  notices of dishonor  and notices of any action or  inaction, including  acceptance of this Section  2.25,  notices of default under this Agreement or any agreement or instrument related thereto, notices of any renewal,  extension or  modification  of the Obligations or any agreement  related thereto,  notices of any extension of credit to the other  Borrower  and  notices  of any of the  matters  referred  to in
          Sections 2.24(d) and (e) and any right to consent to any thereof;  and
          (vii) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the  liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Section 2.25.

               As used in  this  paragraph,  any  reference  to "the  principal"
          includes each Borrower and any  reference to "the  creditor"  includes each Agent and each of the Lenders. In accordance with Section 2856 of the California  Civil Code each Borrower waives any and all rights and defenses  available  to  it  by  reason  of  Sections  2787  to  2855, inclusive,  2899 and 3433 of the California Civil Code,  including any and all  rights  or  defenses  such  Borrower  may  have  because  the
          Obligations  are secured by real  property or by reason of  protection afforded to the principal with respect to any of the  Obligations,  or to any other guarantor of any of the  Obligations  with respect to any of such  guarantor's  obligations  under its guaranty,  in either case pursuant  to  the  antideficiency  or  other  laws  of  the  State  of
          California  limiting or discharging  the  principal's  indebtedness or such guarantor's  obligations,  including  Section 580a, 580b, 580d or
          726 of the California  Code of Civil  Procedure.  Consequently,  among other things:  (1) the creditor may collect from such Borrower without first foreclosing on any real or personal property  collateral pledged by the  principal;  and (2) if the  creditor  forecloses  on any  real property  collateral  pledged by the principal:  (x) the amount of the
          Obligations  may be reduced only by the price for which the collateral is sold at the foreclosure  sale, even if the collateral is worth more than the  sale  price  and (y) the  creditor  may  collect  from  such
          Borrower even if the  creditor,  by  foreclosing  on the real property collateral,  has destroyed any right such Borrower may have to collect from the principal. This is an unconditional and irrevocable waiver of any rights and defenses such Borrower may have because the Obligations are secured by real property. Each Borrower also waives all rights and defenses arising out of an election of remedies by the creditor,  even though that election of remedies,  such as a  nonjudicial  foreclosure with  respect  to  security  for an  Obligation,  has  destroyed  such
          Borrower's  rights  of  subrogation  and  reimbursement   against  the
          principal  by the  operation  of  Section  580d of the  Code of  Civil
          Procedure or  otherwise;  and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an  obligation of any other  guarantor of any of the  Obligations, has destroyed  such  Borrower's  rights of  contribution  against such other  Borrower or any other  guarantor.  No other  provision  of this
          Section 2.25 shall be construed as limiting the  generality  of any of the covenants and waivers set forth in this paragraph.

               (g)  Borrowers'  Rights  of  Subrogation,   Contribution,   Etc.;
          Subordination  of Other  Obligations.  Each Borrower waives any claim, right or remedy, direct or indirect, that such Borrower now has or may hereafter  have  against  the other  Borrower  or any of its assets in connection  with this Section 2.25 or the performance by such Borrower of its obligations  hereunder,  in each case whether such claim, right or remedy  arises in equity,  under  contract,  by statute  (including under California Civil Code Section 2847, 2848 or 2849),  under common
          law  or  otherwise  and  including  (i)  any  right  of   subrogation,
          reimbursement  or  indemnification  that such  Borrower now has or may hereafter have against the other Borrower,  (ii) any right to enforce, or to participate in, any claim, right or remedy that any Agent or any
          Lender now have or may hereafter  have against the other  Borrower and
          (iii) any benefit of, and any right to participate  in, any collateral or  security  now or  hereafter  held by any Agent or any  Lender.  In addition,  until the  Obligations  shall  have been paid in full,  the
          Commitments shall have terminated and all Letters of Credit shall have expired or been  cancelled,  each Borrower shall withhold the exercise of any right of contribution  such Borrower may have against the other
          Borrower.  Each Borrower further agrees that, to the extent the waiver or agreement  to withhold  the exercise of its rights of  subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent  jurisdiction to be void or voidable for
          any   reason,   any   rights   of   subrogation,    reimbursement   or
          indemnification  such Borrower may have against the other  Borrower or against any  collateral  or security,  and any rights of  contribution such  Borrower may have against such other  Borrower,  shall be junior and  subordinate  to any  rights  the any Agent or any Lender may have against such  Borrower to all right,  title and interest the any Agent or any Lender may have in any such collateral or security,  and to any right  the any  Agent  or any  Lender  may  have  against  such  other
          Borrower.

               Any  indebtedness  of any Borrower  now or hereafter  held by any
          Borrower is subordinated in right of payment to the  Obligations,  and any such indebtedness of the other Borrower to such Borrower collected or received by such  Borrower  after an Event of Default has  occurred and is continuing, and any amount paid to a Borrower on account of any subrogation,  reimbursement,  indemnification  or contribution  rights referred to in the preceding  paragraph when all Obligations  have not been  paid in  full,  shall be held in trust  for the  Agents  and the
          Lenders and shall  forthwith be paid over to the Collateral  Agent for the  benefit of the Lenders to be  credited  and  applied  against the
          Obligations.

               (h) Fraudulent  Transfer Laws. Anything contained in this Section
          2.25 to the contrary notwithstanding, the obligations of each Borrower under this Section 2.25 shall be limited to a maximum aggregate amount equal to the  largest  amount  that would not  render its  obligations hereunder subject to avoidance as a fraudulent  transfer or conveyance under  Section  548 of  Title  11 of the  United  States  Code  or any
          applicable  provisions  of  comparable  state law  (collectively,  the
          "Fraudulent  Transfer Laws"),  in each case after giving effect to all other liabilities of such Borrower,  contingent or otherwise, that are relevant under the Fraudulent Transfer Laws and after giving effect as assets to the value (as determined under the applicable  provisions of
          the  Fraudulent   Transfer   Laws)  of  any  rights  to   subrogation,
          reimbursement,   indemnification  or  contribution  of  such  Borrower
          pursuant to applicable law or pursuant to the terms of any agreement.

               (i) Related Guaranties. Each Borrower under this Section 2.25 and any other guaranties,  if any, relating to the Agreement (the "Related
          Guaranties") that contain a contribution provision similar to that set forth  in  this  Section  2.25,  together  desire  to  allocate  among themselves (collectively,  the "Contributing  Guarantors"),  in a fair and equitable  manner,  their  obligations  arising under this Section
          2.25 and the Related Guaranties. Accordingly, in the event any payment or distribution is made on any date by any Borrower under this Section
          2.25 or a guarantor  under a Related  Guaranty,  each such Borrower or such guarantor  shall be entitled to a  contribution  from each of the other  Contributing  Guarantors in the maximum amount permitted by law so as to maximize the aggregate  amount of the Obligations paid to the
          Collateral Agent and the Lenders.

          SECTION 2.26 COLLECTIONS.

          (a) On or before  November 27, 2006, each Borrower shall direct all of its existing  Account Debtors (and thereafter  shall make such direction to all future Account  Debtors) to make all payments on the Accounts  directly to a post  office  box (the  "Lock  Box")  designated  by,  and  under  the exclusive  control  of,  the  Collateral  Agent (as the  sub-agent  for the
     Administrative  Agent),  at LaSalle Bank.  Each Borrower shall establish an account (the "Lock Box  Account") in the  Collateral  Agent's name (for the benefit of such  Borrower)  with  LaSalle  Bank,  into  which all  payments received in the Lock Box shall be  deposited,  and into which each Borrower will immediately deposit all payments received by such Borrower on Accounts in the identical form in which such payments were received, whether by cash or check.  If any Borrower,  any Subsidiary or any Affiliate of a Borrower,
     any  shareholder,  officer,  director,  employee  or  agent  of  any of the foregoing  or any other  person  acting for or in concert with any Borrower shall receive any monies,  checks, notes, drafts or other payments relating to or as Proceeds (as defined in the  Guarantee and  Collateral  Agreement, the  "Proceeds")  of  Accounts,  such  Borrower or such other  person shall receive all such items in trust for, and as the sole and exclusive property of, the  Collateral  Agent (as the sub-agent of the  Administrative  Agent)
     and,  immediately upon receipt thereof,  shall remit the same (or cause the same to be remitted)  in kind to the Lock Box  Account.  LaSalle Bank shall acknowledge  and agree, in a manner  satisfactory to the Collateral  Agent, that the  amounts on deposit in such Lock Box and Lock Box  Account are the sole and exclusive  property of the Collateral  Agent (as the sub-agent for the  Administrative  Agent),  that it will follow the  instructions  of the
     Collateral  Agent with respect to  disposition of funds in the Lock Box and
     Lock Box Account without further consent from any Borrower,  that it has no right to setoff  against  the Lock Box or Lock Box  Account or against  any other  account  maintained by it into which the contents of the Lock Box or
     Lock Box Account are  transferred,  and that it shall  wire,  or  otherwise transfer in immediately available funds to the Collateral Agent in a manner satisfactory  to the  Collateral  Agent,  funds  deposited  in the Lock Box
     Account on a daily basis as such funds are  collected.  Each  Borrower  and each Agent hereby agree that all payments  made to such Lock Box Account or otherwise  received  by the  Collateral  Agent,  whether  in respect of the
     Accounts or as Proceeds of other Revolving Collateral or otherwise, will be applied on account of the  Obligations in accordance with the terms of this
     Agreement.  Borrowers agree to pay all reasonable and customary fees, costs and expenses in connection  with opening and  maintaining  the Lock Box and
     Lock Box  Account.  All of such  fees,  costs and  expenses  if not paid by
     Borrowers,  may be paid by the  Collateral  Agent  and in  such  event  all
     amounts  paid  by  the  Collateral  Agent  shall   constitute   Obligations
     hereunder,  and shall be charged to Borrowers'  accounts or shall be funded with Loans advanced  hereunder;  provided that, if the Collateral  Agent is not able to charge such accounts or advance  Loans to pay such fees,  costs and expenses,  the unpaid  amount  thereof shall be payable by Borrowers to the Collateral  Agent on demand and, until paid, shall bear interest at the highest  rate then  applicable  to Loans  hereunder.  All  checks,  drafts, instruments  and other items of payment or  Proceeds  of Accounts  shall be endorsed by the applicable  Borrower to the Collateral  Agent, and, if that endorsement  of any  such  item  shall  not be  made  for any  reason,  the
     Collateral  Agent is hereby  irrevocably  authorized to endorse the same on such  Borrower's  behalf.  For the purpose of this  section,  each Borrower irrevocably  hereby makes,  constitutes  and appoints the Collateral  Agent
     (and all persons  designated by the  Collateral  Agent for that purpose) as such Borrower's true and lawful attorney and  agent-in-fact  (i) to endorse such  Borrower's  name  upon  said  items of  payment  and/or  Proceeds  of
     Accounts,  Collateral  and upon any Chattel  Paper,  Document,  Instrument,
     (each as defined in the  Guarantee  and  Collateral  Agreement)  invoice or similar  document or agreement  relating to any Account of such Borrower or
     Goods (as defined in the Guarantee  and  Collateral  Agreement)  pertaining thereto;  (ii) to take control in any manner of any item of payment or such
     Proceeds  thereof  and (iii) to have  access to any lock box or postal  box into which any of any  Borrower's  mail is deposited,  and open and process all mail addressed to any Borrower and deposited therein.

          (b) For purposes of calculating  interest and fees,  Collateral  Agent shall, within one and one-quarter Business Days after receipt by Collateral
     Agent at its  office in  Chicago,  Illinois  of (i) checks and (ii) cash or other immediately  available funds from collections of items of payment and
     Proceeds of any Revolving  Collateral,  apply the whole or any part of such collections or Proceeds  against the  Obligations  in accordance  with this
     Agreement.  For purposes of determining  the amount of Loans  available for borrowing  purposes,  checks and cash or other immediately  available funds from  collections  of items of payment shall be applied in whole or in part against the  Obligations  in accordance  with this  Agreement on the day of receipt, subject to actual collection.

          (c)  On a  monthly  basis,  the  Collateral  Agent  shall  deliver  to
     Administrative Borrower an account statement showing all Loans, charges and payments,  which, absent manifest error, shall be deemed final, binding and conclusive upon Borrowers unless Administrative  Borrower notifies Agent in writing,  specifying  any  error  therein,  within 30 days of the date such account  statement is sent to  Administrative  Borrower and any such notice shall only  constitute an objection to the items  specifically  identified.
     The  Collateral  Agent shall be deemed to have  delivered  any such account statement made available by Collateral Agent to Administrative  Borrower by means of e-mail,  e-mail attachments,  data submitted on web-based forms or any other  communication  method that  delivers  machine  readable  data or information to Administrative Borrower.

          (d) The  Administrative  Agent  may at any  time or from  time to time appoint  Collateral  Agent to act as its  agent on  behalf  of the  Secured
     Parties. For purposes of this Section 2.26 or otherwise to manage, take and hold  Collateral on behalf of the Secured Parties and apply such Collateral to the Obligations of the Borrowers as set forth herein, the Administrative
     Agent hereby irrevocably  appoints the Collateral Agent to act as its agent on behalf of the Secured  Parties with such powers and  authority as may be necessary for the effectual  operation of the provisions of this Agreement, including  this Section  2.26.  The  Collateral  Agent hereby  accepts such appointment."

          SECTION 3.4 Article III of the Credit  Agreement is hereby  amended to amend and restate  the first  sentence  thereof in its  entirety to read as follows:

               "Each of the  Borrowers,  jointly and  severally  represents  and warrants to the  Arranger,  each of the Agents and each of the Lenders that:"

          SECTION 3.5 Section 3.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "SECTION 3.15 No Material Misstatements.  Each of the Loan Parties has
     disclosed to the Arranger,  the Administrative  Agent, the Collateral Agent
     and  the  Lenders  all  agreements,  instruments  and  corporate  or  other restrictions  to which any Loan  Party is  subject,  and all other  matters known  to any of  them,  that,  individually  or in  the  aggregate,  would reasonably  be expected to result in a Material  Adverse  Effect.  No other information,  report, financial statement, exhibit or schedule furnished by or on behalf of any Loan Party to the Arranger,  the Administrative  Agent,
     the  Collateral  Agent  or any  Lender  for  use  in  connection  with  the transactions  contemplated  by the Loan Documents or in connection with the negotiation of any Loan Document or included therein or delivered  pursuant thereto  contained,  contains or will contain any material  misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements  therein, in the light of the circumstances under which they were, are or will be made, not misleading; provided that to the extent any such information,  report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, the Borrowers represent only that they acted in good faith and utilized reasonable  assumptions and due  care  in  the  preparation  of  such  information,  report,  financial statement, exhibit or schedule."

          SECTION 3.5 The first  sentence of Article IV and Section  4.01 of the
     Credit  Agreement are hereby amended and restated in their entirety to read as follows:

               "ARTICLE IV

               CONDITIONS OF LENDING

               The  obligations of the Lenders to make Loans,  and the agreement of the  Issuing  Bank to issue  Letters of Credit in  accordance  with
          Section  2.23,  are  subject  to the  satisfaction  of  the  following conditions:

               SECTION 4.01 All Credit  Events.  On the date of each  Borrowing, including each Borrowing of a Swingline  Loan, and on the date of each issuance, amendment,  extension or renewal of a Letter of Credit (each such event being called a "Credit Event"):

               (a) The  Collateral  Agent  shall have  received a notice of such
          Borrowing  as required by Section 2.03 (or such notice shall have been deemed given in  accordance  with Section 2.03) or, in the case of the issuance,  amendment,  extension or renewal of a Letter of Credit, the
          Collateral Agent shall have received a notice requesting the issuance, amendment,  extension  or renewal of such Letter of Credit as required by Section 2.23 or, in the case of the Borrowing of a Swingline  Loan, the Swingline  Lender and the  Collateral  Agent shall have received a notice requesting such Swingline Loan as required by Section 2.22(b).

               (b) The  representations  and  warranties  set forth in each Loan
          Document shall be true and correct in all material  respects on and as of the date of such  Credit  Event with the same effect as though made on and as of such date, except to the extent such  representations and warranties  expressly  relate to an earlier  date,  in which case such representations  and  warranties  shall  be true  and  correct  in all material respects on and as of such earlier date.

               (c)  The  Borrowers  and  each  other  Loan  Party  shall  be  in compliance  with all the terms and  provisions  set forth in each Loan
          Document on its part to be observed or performed,  and, at the time of and  immediately  after  such  Credit  Event,  no Event of  Default or
          Default shall have occurred and be continuing.

               Each  Credit  Event  shall be  deemed to  constitute  a joint and several  representation  and warranty by each of the  Borrowers on the date of such Credit Event as to the matters  specified  in  paragraphs
          (b) and (c) of this Section 4.01."

          SECTION 3.6 Section 5.04 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "SECTION 5.04 Financial Statements, Reports, etc. Furnish to each
          Agent and each Lender:

               (a) within 90 days after the end of each fiscal year, the balance sheet and related statements of income,  stockholders' equity and cash flows showing the  financial  condition of the Borrowers on a combined basis as of the  close of such  fiscal  year  and the  results  of its operations  and the  operations of the  Borrowers on a combined  basis
          during  such  year,   together  with   comparative   figures  for  the
          immediately  preceding  fiscal  year,  all  audited by an  independent public  accountant of recognized  national standing and accompanied by an opinion of such  accountants  (which  shall not be qualified in any material  respect  except  for a going  concern  qualification  and as indicated below) to the effect that such financial  statements  fairly present  the  financial  condition  and results of  operations  of the
          Borrowers in accordance  with GAAP (except for the exclusion of Scotia
          Pacific,  Salmon  Creek and  Scotia  Inn except as losses in excess of investments in  subsidiaries  as a component of  stockholder's  equity
          unless  otherwise  indicated  or  the  context  indicates   otherwise)
          consistently applied;

               (b)  within  45 days  after  the end of each of the  first  three fiscal  quarters of each fiscal  year,  the balance  sheet and related statements of income,  stockholders' equity and cash flows showing the financial  condition of the  Borrowers  on a combined  basis as of the close of such fiscal quarter and the results of its operations and the operations  of the Borrowers  during such fiscal  quarter and the then elapsed  portion of the  fiscal  year,  and  commencing  April,  2006, comparative figures for the same periods in the immediately  preceding fiscal year,  all  certified by one of PALCO's  Financial  Officers as fairly presenting the financial condition and results of operations of the Borrowers on a combined basis in accordance  with GAAP (except for the exclusion of Scotia Pacific, Salmon Creek and Scotia Inn except as losses in excess of  investments  in  subsidiaries  as a component  of
          stockholder's   equity  and  consolidating  the  financial  statements
          thereof,  and  inventory  presented  on  a  FIFO  basis)  consistently applied,  subject to normal year-end audit adjustments and the absence of footnotes;

               (c)  within 30 days  after the end of each  fiscal  month of each fiscal quarter,  (i) the combined balance sheet and related statements of income  and cash  flows  showing  the  financial  condition  of the
          Borrowers during such fiscal month and the then elapsed portion of the fiscal year, all certified by one of its Financial  Officers as fairly presenting  the  financial  condition and results of operations of the
          Borrowers in accordance  with GAAP (except for the exclusion of Scotia
          Pacific,  Salmon  Creek and  Scotia  Inn except as losses in excess of investments in subsidiaries as a component of stockholder's equity and
          consolidating  the  financial   statements   thereof,   and  inventory
          presented  on a FIFO basis)  consistently  applied,  subject to normal year-end audit  adjustments  and the absence of footnotes and (ii) the separate,  internally  prepared  entity-only balance sheet and related statements of income and cash flows showing the financial condition of each Borrower,  and the  eliminations  reflected in the  corresponding financial  statements  delivered pursuant to the preceding clause (i), for such month and the  then-elapsed  portion of the fiscal year (and, commencing  with  such  financial  statements  for the month of April,
          2006, for the corresponding month and elapsed portion of the preceding fiscal year) all certified by one of its Financial  Officers as fairly presenting  the  financial  condition and results of operations of the
          Borrowers in accordance with GAAP (except for the exclusion of PALCO's wholly owned subsidiaries Scotia Pacific,  Salmon Creek and Scotia Inn except  as  losses  in excess  of  investments  in  subsidiaries  as a component of  stockholder's  equity and  consolidating  the  financial
          statements   thereof,   and  inventory  presented  on  a  FIFO  basis)
          consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

               (d) concurrently with any delivery of financial  statements under paragraph  (a), (b) or (c) above,  (i) a certificate of the accounting firm (in the case of paragraph (a)) or Financial  Officer (in the case of  paragraph  (b))  opining  on or  certifying  such  statements  and certifying  that no Event of Default or Default  has  occurred  or, if such an Event of Default  or  Default  has  occurred,  specifying  the nature and extent thereof and any corrective  action taken or proposed to be taken with respect thereto (which certificate, when furnished by an accounting  firm, may be limited to providing  negative  assurances regarding  financial  covenants  related  to  accounting  matters  and disclaim responsibility for legal interpretations), (ii) a certificate executed  by any  officer  of  PALCO  setting  forth  computations  in reasonable detail satisfactory to the Agents demonstrating  compliance with the covenants  contained in Sections 6.10,  6.11,  6.12 and 6.13,
          (iii) (x) a management  report,  in reasonable  detail,  signed by the chief  financial  officer  of PALCO,  describing  the  operations  and financial condition of the Loan Parties and their Subsidiaries for the month and the portion of the fiscal year then ended (or for the fiscal year then ended in the case of annual financial  statements) and (y) a report setting forth in comparative form the corresponding figures for the  corresponding  periods  of  the  previous  fiscal  year  and  the corresponding  figures from the most recent budget for the  applicable periods  delivered to the Agents (and  discussing  the reasons for any significant  variations  from such  budget),  (iv) a  report,  in form reasonably  acceptable  to the Agents,  setting  forth the Asset Sales which have occurred  during such period and since the Closing Date and a  description  of the status of the sale  process with respect to all other Assets Sales and (v) (v) a report, in form reasonably acceptable to the Agents,  in reasonable  detail,  signed by the chief  financial officer of PALCO,  describing  (A) the  occurrence  of any matter that could reasonably be expected to result in  Environmental  Liability to
          Holdings,  the Borrower or its  Subsidiaries  in excess of $5,000,000,
          (B) the status of Borrower's and its Subsidiaries' compliance with the matters discussed in the "Water Quality"  subsection of Schedule 3.17,
          including   without   limitation  (1)  TMDL's,   (2)  waste  discharge
          reporting,  (3) operational requirements and (4) WWDR's (including the results of the required  monitoring  program and any  modifications or amendments  thereto),  and (C)  the  occurrence  of any  Environmental
          Liability pursuant to Senate Bill 810 or related to a violation of the
          Borrower's  Habitat  Conservation  Plan or other plans and/or  Permits related  to  listed  species  and (v) a  report,  in  form  reasonably acceptable  to the  Agents,  with  respect to the  Annexation  process listing all applicable  material  objections,  milestones,  changes in
          scheduling,   new  governmental  requirements  and  all  other  issues
          material to the Annexation  process,  and generally  setting forth the status and progress of the Annexation  since the delivery of the prior financial statements;

               (e) at least  30 days  prior  to the end of each  fiscal  year of
          PALCO, a detailed  consolidated  budget for the following  fiscal year
          (including a projected  consolidated and  consolidating  balance sheet and related  statements of projected  operations  and cash flows as of the end of and for such  following  fiscal year and setting  forth the assumptions used for purposes of preparing such budget) and,  promptly when available, any significant revisions of such budget;

               (f) promptly after the same become publicly available,  copies of all periodic and other reports,  proxy  statements and other materials filed by PALCO or any  Subsidiary  with the  Securities  and  Exchange
          Commission,  or any Governmental Authority succeeding to any or all of the  functions of said  Commission,  or with any  national  securities exchange;

               (g) promptly after the receipt  thereof by either PALCO or any of the Subsidiaries,  a copy of any final "management letter" received by any  such  person  from  its  certified  public  accountants  and  the management's  response  thereto  (it  being  understood  that the term
          "management  letter" does not include  communications from such public accountants to an audit  committee that by their terms expressly state that they may not be provided to third parties);

               (h) promptly,  upon the Collateral  Agent's  request,  and in any event no less  frequently  than noon New York time on the third  (3rd)
          Business  Day  after  the end of  each  week,  each  of the  following reports,  each of which shall be prepared by  Borrowers as of the last
          day  of  the   immediately   preceding  week:  (A)  a  Borrowing  Base
          Certificate  with  respect  to  each  Borrower,  accompanied  by  such supporting  detail  and  documentation  as shall be  requested  by the
          Collateral  Agent in its  reasonable  discretion;  (B) with respect to each  Borrower,  a summary of  Inventory  by location  and type with a supporting  perpetual  Inventory  report,  in each case accompanied by such supporting  detail and documentation as shall be requested by the
          Collateral Agent in its reasonable discretion; and (C) with respect to each Borrower,  a trial balance showing Accounts outstanding aged from invoice date as follows:  1 to 30 days,  31 to 60 days, 61 to 90 days,
          91 days  to 120  days  and  120  days  or  more,  accompanied  by such supporting  detail  and  documentation  as shall be  requested  by the
          Collateral Agent in its reasonable discretion;

               (i) on a weekly basis or at such more  frequent  intervals as the
          Collateral  Agent may request from time to time  (together with a copy of all or any part of such delivery requested by any Lender in writing after the  Closing  Date),  collateral  reports  with  respect to each
          Borrower,  including all additions and reductions  (cash and non-cash)
          with respect to Accounts of each Borrower, in each case accompanied by such  supporting  detail and  documentation  as shall be  requested by
          Collateral  Agent in its reasonable  discretion each of which shall be prepared  by  the  applicable  Borrower  as of  the  last  day  of the immediately preceding week or the date 2 days prior to the date of any request;

               (j) at the  time of  delivery  of each of the  monthly  financial statements delivered pursuant to Section 5.04(c): (A) a reconciliation of  the  most  recent  monthly  Borrowing  Base,  general  ledger  and month-end  Inventory  reports  of each  Borrower  to  each  Borrower's general ledger and monthly financial  statements delivered pursuant to
          Section 5.04(c),  in each case  accompanied by such supporting  detail and documentation as shall be requested by the Collateral Agent in its reasonable discretion; (B) a reconciliation of the perpetual inventory by location to each  Borrower's  most recent  monthly  Borrowing  Base
          Certificate, general ledger and monthly financial statements delivered pursuant  to  Section  5.04(c),  in  each  case  accompanied  by  such supporting  detail  and  documentation  as shall be  requested  by the
          Collateral  Agent  in  its  reasonable  discretion;  (C) an  aging  of accounts payable and a  reconciliation  of that accounts payable aging to each  Borrower's  general ledger and monthly  financial  statements delivered  pursuant to Section  5.04(c),  in each case  accompanied by such supporting  detail and documentation as shall be requested by the
          Collateral   Agent   in  its   reasonable   discretion;   and   (D)  a
          reconciliation  of the outstanding  Loans to each  Borrower's  general ledger and monthly financial  statements delivered pursuant to Section
          5.04(c),  in each  case  accompanied  by such  supporting  detail  and documentation  as shall be  requested by the  Collateral  Agent in its reasonable discretion;

               (k) from time to time, if Collateral Agent determines in its sole discretion  that obtaining  appraisals is necessary or appropriate for any reason, the Collateral Agent will, at Borrower's  expense,  obtain
          appraisal   reports  in  form  and  substance   and  from   appraisers
          satisfactory  to the Collateral  Agent stating the then current market values  of all or  any  portion  of the  Real  Property  and  personal property,  including Appraisals of Borrowers' Inventory,  owned by any of the Loan Parties;

               (l)  Borrowers,  at  their  own  expense,  shall  deliver  to the
          Collateral  Agent the results of each physical  verification,  if any, that any Loan Party may in their  discretion  have made, or caused any other  person to have made on their  behalf,  of all or any portion of their Inventory (and, if a Default or an Event of Default has occurred and is continuing, Borrowers shall, upon the request of the Collateral
          Agent,   conduct,   and  deliver   the   results  of,  such   physical
          verifications as the Collateral Agent may require); and

               (m) promptly, from time to time, such other information regarding the operations,  business affairs and financial  condition of any Loan
          Party or  Scotia  Pacific,  or  compliance  with the terms of any Loan
          Document,  as the  Administrative  Agent,  the Collateral Agent or any
          Lender may reasonably request."

     SECTION  3.7 Section  5.05 of the Credit  Agreement  is hereby  amended and restated in its entirety to read as follows:

               "Section  5.05  Litigation  and Other  Notices.  Furnish  to the,
          Agents and each Lender prompt written notice of the following:

               (a) any Event of Default or  Default,  specifying  the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

               (b) the  filing or  commencement  of, or any  threat or notice of intention  of any  person to file or  commence,  any  action,  suit or proceeding, whether at law or in equity or by or before any arbitrator or  Governmental  Authority,  against any Loan Party or Scotia Pacific that would  reasonably  be  expected  to result in a Material  Adverse
          Effect;

               (c) the occurrence of any ERISA Event  described in clause (b) of the  definition  thereof  or any  other  ERISA  Event  that,  alone or together  with any  other  ERISA  Events  that  have  occurred,  would reasonably  be  expected to result in  liability  of any Loan Party or
          Scotia Pacific in an aggregate amount exceeding $1,000,000; and

               (d) any development  that has resulted in, or would reasonably be expected to result in, a Material Adverse Effect."

     SECTION  3.8 Section  5.06 of the Credit  Agreement  is hereby  amended and restated in its entirety to read as follows:

               "SECTION 5.06 Information Regarding Collateral.

               (a) Furnish to each Agent prompt written notice of any change (i)
          in any  Loan  Party's  corporate  name or in any  trade  name  used to identify it in the conduct of its business or in the  ownership of its properties,  (ii) in the location of any Loan Party's chief  executive office,  its  principal  place of  business,  any  office  in which it maintains books or records  relating to Collateral  owned by it or any office  or  facility  at  which  Collateral  owned  by it  is  located
          (including  the  establishment  of any such new  office or  facility),
          (iii) in any Loan Party's  identity or corporate  structure or (iv) in any Loan Party's Federal Taxpayer  Identification  Number. Each of the
          Borrowers  agrees not to effect or permit any change of its  corporate or identity or state of organization unless all filings have been made under the UCC or otherwise  and all other actions have been taken that are required in order for the Administrative  Agent to continue at all times  following  such  change to have a valid,  legal  and  perfected security interest in all the Collateral.  The Administrative  Borrower
          also agrees  promptly to notify the Agents if any material  portion of the Collateral is damaged or destroyed.

               (b) Deliver to each Agent,  each year, at the time of delivery of the annual  financial  statements with respect to the preceding fiscal year pursuant to Section 5.04(a), a certificate of a Financial Officer setting forth the  information  required  pursuant to Section I of the
          Perfection  Certificate or confirming that there has been no change in
          such  information  since  the  date  of  the  Perfection   Certificate
          delivered  on  the  Closing  Date  or the  date  of  the  most  recent certificate delivered pursuant to this Section."

     SECTION  3.9 Section  5.07 of the Credit  Agreement  is hereby  amended and restated in its entirety to read as follows:

               "SECTION  5.07  Maintaining  Records;  Access to  Properties  and
          Inspections; Environmental Assessments.

               (a) Keep proper  books of record and account in which full,  true and correct  entries in conformity  with GAAP and all  requirements of law are made of all  dealings  and  transactions  in  relation  to its business and  activities.  Each of the Borrowers  will, and will cause each of the Subsidiaries to, permit any representatives  designated by any Agent or any Lender to visit and inspect the financial records and the  properties  of the Loan  Party,  and conduct  field  examinations relating  to the  Collateral,  at  reasonable  times  and as  often as reasonably  requested  and to make  extracts  from and  copies of such financial records,  and permit any  representatives  designated by any
          Agent or any Lender to discuss the affairs,  finances and condition of the Loan Parties with the officers thereof and independent accountants therefor.

               (b) In the event that any Agent or any Lender  shall have  reason to  believe  that  Hazardous  Materials  have  been  Released  or  are threatened to be Released on or from any  Mortgaged  Property or other facility  of any Loan Party or that any such  property  or facility is not being operated in compliance  with applicable  Environmental  Law, either Agent may, at its election and after  reasonable  notice to the
          Administrative  Borrower,  retain  an  independent  engineer  or other qualified  environmental  consultant  to  evaluate  whether  Hazardous
          Materials  are present in the soil,  groundwater,  or surface water at such  Mortgaged  Property or facility  or whether  the  facilities  or properties  are being  operated  and  maintained  in  compliance  with applicable  Environmental  Laws; provided however that, no Agent shall retain a consultant to evaluate a particular Release to the extent the other  Agent  shall have  already  retained  such a  consultant.  Such environmental  assessments may include detailed visual  inspections of the  Mortgaged  Property or  facility,  including  any and all storage areas,  storage tanks,  drains,  dry wells and leaching areas, and the taking of soil samples,  surface water samples and groundwater samples as well as such other  reasonable  investigations  or  analyses as are necessary. The scope of any such environmental  assessments under this paragraph  shall be determined in the sole discretion of either Agent.
          Each of the Borrowers  shall, and shall cause each of the Subsidiaries to, cooperate in the performance of any such environmental  assessment and permit any such engineer or consultant  designated by either Agent to have full access to each property or facility at  reasonable  times and after  reasonable  notice to the  Administrative  Borrower  of the plans to conduct such an environmental  assessment.  All environmental assessments  conducted  pursuant  to this  paragraph  shall  be at the
          Borrowers' sole cost and expense."

     SECTION  3.10 Section  5.09 of the Credit  Agreement is hereby  amended and restated in its entirety to read as follows:

               "SECTION 5.09 Additional Collateral, etc.

               (a) With  respect to any  Collateral  acquired  after the Closing
          Date (other than the Settlement Property) or, in the case of inventory or  equipment,  any  Collateral  (having a value in excess of $25,000)
          moved after the Closing  Date by any other Loan Party  (other than any
          Collateral described in paragraphs (b) or (c) of this Section 5.09) as to which the  Administrative  Agent,  for the  benefit of the  Secured
          Parties,  does not have a perfected security interest,  promptly (and, in any event,  within 10 days following the date of such  acquisition)
          (i) execute and deliver to the Administrative Agent such amendments to
          the  Guarantee  and  Collateral   Agreement  or  such  other  Security
          Documents as the  Administrative  Agent or the Collateral  Agent deems necessary or advisable to grant to the  Administrative  Agent, for the benefit of the Secured Parties, a security interest in such Collateral and (ii)  take all  actions  necessary  or  advisable  to grant to, or continue on behalf of, the  Administrative  Agent,  for the benefit of the Secured Parties, a perfected security interest in such Collateral, including the filing of UCC financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the  Administrative  Agent or the Collateral
          Agent.

               (b) With respect to any fee interest in any Collateral consisting of Real Property (other than the Settlement  Property) or any material lease of Collateral  consisting  of Real  Property  acquired or leased after the  Closing  Date by the  Borrowers  or any other  Loan  Party, promptly (and, in any event, within 10 days following the date of such acquisition)  (i)  execute and  deliver a first  priority  Mortgage in favor of the Administrative  Agent (subject only to Liens permitted by
          Section 6.02), for the benefit of the Secured  Parties,  covering such real  property and  complying  with the  provisions  herein and in the
          Security  Documents,  (ii) provide the Secured  Parties with title and extended  coverage  insurance  in an  amount  at  least  equal  to the purchase  price of such Real  Property  (or such  other  amount as the
          Agents shall reasonably specify),  surveys,  and if applicable,  flood insurance,  lease estoppel certificates,  memoranda or amendments, all in accordance  with the standards for deliveries  contemplated  on the
          Closing Date,  (iii) if requested by any Agent,  deliver to the Agents legal opinions relating to the matters described above, which opinions
          shall  be  in  form  and  substance,  and  from  counsel,   reasonably
          satisfactory  to the  Agents  and (iv)  deliver to the Agents a notice identifying,  and upon any  Agent's  request,  provide a copy of,  the
          consultant's   reports,   environmental   site  assessments  or  other
          documents  relied  upon by any Loan Party to  determine  that any such real property  included in such Collateral does not contain  Hazardous
          Materials  of a form or type or in a quantity or  location  that could
          reasonably   be  expected  to  result  in  a  material   Environmental
          Liability.

               (c) With respect to any Subsidiary  created or acquired after the
          Closing Date by any Loan Party, promptly (and, in any event, within 10 days  following  such  creation or the date of such  acquisition)  (i)
          execute and deliver to the Administrative Agent such amendments to the
          Guarantee and Collateral  Agreement as the Administrative Agent or the
          Collateral  Agent  deems  necessary  or  advisable  to  grant  to  the
          Administrative Agent, for the benefit of the Secured Parties, a valid, perfected first priority  security interest in the Equity Interests in such new Subsidiary  that are owned by any Loan Party (subject only to
          Liens permitted by Section 6.02),  (ii) deliver to the  Administrative
          Agent the  certificates,  if any,  representing such Equity Interests, together with undated stock powers,  in blank,  executed and delivered by a duly authorized  officer of the Borrowers or such Subsidiary,  as the case may be, (iii) cause such new Subsidiary (A) to become a party to the Guarantee and Collateral  Agreement (and provide  Guarantees of the Obligations) and the Intellectual Property Security Agreements and
          (B) to take  such  actions  necessary  or  advisable  to  grant to the
          Administrative  Agent,  for the  benefit  of the  Secured  Parties,  a perfected first priority security interest in the Collateral described in  the  Guarantee  and  Collateral  Agreement  and  the  Intellectual
          Property  Security  Agreement  with  respect  to such new  Subsidiary, including the recording of instruments in the United States Patent and
          Trademark Office and the United States Copyright Office and the filing of UCC financing  statements in such  jurisdictions as may be required by the Guarantee and Collateral  Agreement,  the Intellectual Property
          Security   Agreement  or  by  law  or  as  may  be  requested  by  the
          Administrative  Agent or the Collateral Agent and (iv) if requested by the  Administrative  Agent or the  Collateral  Agent,  deliver  to the
          Administrative  Agent legal opinions relating to the matters described above,  which  opinions  shall  be in form  and  substance,  and  from counsel,  reasonably  satisfactory to the Administrative  Agent or the
          Collateral Agent, as applicable."

     SECTION  3.11 Section  5.10 of the Credit  Agreement is hereby  amended and restated in its entirety to read as follows:

               "SECTION  5.10  Further  Assurances.   From  time  to  time  duly
          authorize,  execute  and  deliver,  or  cause  to be duly  authorized, executed and delivered,  such  additional  instruments,  certificates, financing  statements,  agreements  or  documents,  and  take all such actions (including filing UCC and other financing statements),  as the
          Administrative  Agent or the Collateral Agent may reasonably  request, for the purposes of  implementing  or  effectuating  the provisions of this  Agreement  and  the  other  Loan  Documents,  or of  more  fully perfecting or renewing the rights of the Administrative  Agent and the
          Secured Parties with respect to the Collateral (or with respect to any additions  thereto or replacements or proceeds or products  thereof or with respect to any other property or assets hereafter  acquired by or any of  the  Loan  Parties  which  may be  deemed  to be  part  of the
          Collateral)  pursuant  hereto or  thereto.  Upon the  exercise  by the
          Administrative  Agent,  the  Collateral  Agent,  or any  Lender of any
          power,  right,  privilege or remedy  pursuant to this Agreement or the other Loan Documents which requires any consent, approval,  recording, qualification or authorization of any Governmental Authority,  each of the  Borrowers  will execute and deliver,  or will cause the execution and delivery of, all  applications,  certifications,  instruments  and
          other  documents  and  papers  that  the  Administrative   Agent,  the
          Collateral  Agent or such  Lender may be  required  to obtain from any
          Loan  Party  for  such  governmental  consent,  approval,   recording,
          qualification or authorization."

     SECTION  3.12 Section  5.13 of the Credit  Agreement is hereby  amended and restated in its entirety to read as follows:

               "SECTION 5.13 Landlords' Agreements, Mortgagee Agreements, Bailee
          Letters   and  Real  Estate   Purchases.   Upon  the  request  of  the
          Administrative  Agent or the Collateral  Agent,  each Loan Party shall use  reasonable  efforts to obtain a landlord's  agreement,  mortgagee agreement or bailee  letter,  as  applicable,  from the lessor of each leased  property  (other than the lessor of the leased  property which the mill owned by Britt on the Closing Date is on), mortgagee of owned property  or  bailee  with  respect  to any  warehouse,  processor  or converter  facility or other  location  where  Collateral is stored or
          located,   which  agreement  or  letter  shall  contain  a  waiver  or subordination  of all Liens or claims that the landlord,  mortgagee or bailee may assert against the  Collateral at that location,  and shall otherwise  be  reasonably  satisfactory  in form and  substance to the
          Administrative  Agent.  With  respect to such  locations  or warehouse space leased, owned or where Collateral is stored or located as of the
          Closing  Date and  thereafter,  if the  Administrative  Agent  has not received a landlord or mortgagee  agreement or bailee letter as of the
          Closing Date (or, if later,  as of the date such location is acquired, leased or  Collateral  stored or located),  the Eligible  Inventory at that location shall, in either Agent's discretion,  be subject to such
          Reserves as may be established by such Agent in its reasonable  credit judgment.  After the Closing Date, no real property or warehouse space shall be leased by any Loan Party and no Inventory shall be shipped to a processor  or converter  under  arrangements  established  after the
          Closing Date (excluding  renewals of existing leases and arrangements)
          without the prior  written  consent of the Agents (which  consent,  in either Agent's  discretion,  may be conditioned upon the establishment of  Reserves  acceptable  to  either  Agent)  or,  unless  and until a satisfactory  landlord  agreement or bailee  letter,  as  appropriate, shall first have been  obtained  with respect to such  location.  Each
          Loan Party shall and shall cause its  Subsidiaries to timely and fully
          pay  and  perform  their   obligations  under  all  leases  and  other
          agreements  with respect to each leased  location or public  warehouse where any Collateral is or may be located (other than Collateral in an aggregate  amount for all such locations not to exceed $100,000 in the aggregate)."

     SECTION  3.13  Article VII of the Credit  Agreement  is hereby  amended and restated in its entirety to read as follows:

               "ARTICLE VII

               EVENTS OF DEFAULT

               In case of the happening of any of the following  events ("Events of Default"):

               (a) any  representation  or warranty made or deemed made in or in connection  with any Loan  Document or the  Borrowings or issuances of
          Letters  of  Credit  hereunder,   or  any  representation,   warranty,
          statement  or  information  contained  in  any  report,   certificate,
          financial  statement or other instrument  furnished in connection with or  pursuant to any Loan  Document,  shall prove to have been false or misleading  in any  material  respect  when so  made,  deemed  made or furnished;

               (b) default  shall be made in the payment of any principal of any
          Loan or the  reimbursement  with  respect to any Letter of Credit when and as the same shall become due and payable,  whether at the due date thereof or at a date fixed for prepayment  thereof or by  acceleration thereof in accordance with the Loan Documents;

               (c) default  shall be made in the payment of any  interest on any
          Loan or reimbursement  with respect to any Letter of Credit or any Fee or any other  amount  (other than an amount  referred to in (b) above)
          due under any Loan Document, when and as the same shall become due and payable,  and such default shall  continue  unremedied for a period of three Business Days;

               (d) default shall be made in the due observance or performance by any Loan Party of any  covenant,  condition or agreement  contained in
          Section  5.01(a),  5.02 (other than a default which arises as a result of the downgrade in the rating of an insurance carrier),  5.05 or 5.08 or in Article VI;

               (e) default shall be made in the due observance or performance by any Loan Party of any  covenant,  condition or agreement  contained in
          Section  5.04(c),  5.04(h),  5.04(i) or 5.04(j) and such default shall continue unremedied for a period of 5 days;

               (f) default shall be made in the due observance or performance by any Loan Party or Holdings of any  covenant,  condition  or  agreement contained in any Loan Document  (other than those specified in clauses
          (b), (c) or (d) above) and such default shall continue  unremedied for a period of 30 days;

               (g) any  Loan  Party  shall  (i)  fail to pay  any  principal  or interest,  regardless  of  amount,  due in  respect  of  any  Material
          Indebtedness,  when and as the same shall become due and  payable,  or
          (ii) any other event or condition  occurs that results in any Material
          Indebtedness  becoming  due prior to its  scheduled  maturity  or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any  Material  Indebtedness  or any  trustee  or agent on its or their  behalf to cause  any  Material
          Indebtedness to become due, or to require the prepayment,  repurchase, redemption or  defeasance  thereof,  prior to its scheduled  maturity;
          provided that this clause (ii) shall not apply to secured Indebtedness that becomes due as a result of the voluntary  sale or transfer of the property or assets securing such Indebtedness;

               (h)  an   involuntary   proceeding   shall  be  commenced  or  an
          involuntary   petition   shall  be  filed  in  a  court  of  competent
          jurisdiction  seeking  (i) relief in respect of any Loan Party  (other than Salmon Creek), or of a substantial part of the property or assets of any Loan Party  (other  than Salmon  Creek),  under Title 11 of the
          United States Code, as now  constituted or hereafter  amended,  or any other Federal, state or foreign bankruptcy,  insolvency,  receivership
          or  similar  law,  (ii)  the  appointment  of  a  receiver,   trustee,
          custodian, sequestrator,  conservator or similar official for any Loan
          Party  (other  than  Salmon  Creek)or  for a  substantial  part of the property or assets of any Loan Party (other than Salmon Creek)or (iii)
          the  winding-up  or  liquidation  of any Loan Party (other than Salmon
          Creek); and such proceeding or petition shall continue undismissed for
          60 days  or an  order  or  decree  approving  or  ordering  any of the foregoing shall be entered;

               (i)  any  Loan  Party   (other  than  Salmon   Creek)  shall  (i)
          voluntarily  commence  any  proceeding  or file any  petition  seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal,  state or foreign bankruptcy,
          insolvency,   receivership   or  similar  law,  (ii)  consent  to  the
          institution of, or fail to contest in a timely and appropriate manner, any  proceeding or the filing of any petition  described in (g) above,
          (iii) apply for or consent to the appointment of a receiver,  trustee, custodian, sequestrator,  conservator or similar official for any Loan
          Party  (other  than  Salmon  Creek)or  for a  substantial  part of the property or assets of any Loan Party (other than Salmon  Creek),  (iv)
          file an answer admitting the material  allegations of a petition filed against it in any such proceeding,  (v) make a general  assignment for the benefit of creditors or (vi) become  unable,  admit in writing its inability or fail generally to pay its debts as they become due;

               (j)  one or  more  judgments  for  the  payment  of  money  in an aggregate  amount in excess of  $5,000,000  or other  judgments  that, individually  or in the  aggregate,  would  reasonably  be expected to result in a Material Adverse Effect shall be rendered against any Loan
          Party  or  any   combination   thereof  and  the  same  shall   remain
          undischarged  for  a  period  of  30  consecutive  days  during  which execution  shall not be  effectively  stayed,  or any action  shall be legally taken by a judgment creditor to levy upon assets or properties of any Loan Party to enforce any such judgment;

               (k) an ERISA  Event  described  in clause  (b) of the  definition thereof  shall  have  occurred  or any other  ERISA  Event  shall have occurred  that,  when taken together with all other such ERISA Events, would  reasonably be expected to result in liability of any Loan Party
          and  their  ERISA   Affiliates  in  an  aggregate   amount   exceeding
          $5,000,000;

               (l) any Guarantee  under the Guarantee and  Collateral  Agreement for any reason shall cease to be in full force and effect  (other than in accordance with its terms), or any Guarantor shall deny that it has any further  liability under its Guarantee  (other than as a result of the discharge of such  Guarantor in  accordance  with the terms of the
          Loan Documents);

               (m) any Lien purported to be created under any Security  Document shall  cease to be, or shall be asserted by any Loan Party or Holdings not to be,  a  valid,  perfected  and,  with  respect  to the  Secured
          Parties,  first priority  (except as otherwise  expressly  provided in this  Agreement  or  such  Security  Document)  Lien  on any  material
          Collateral covered thereby, except to the extent that any such loss of perfection or priority results from the failure of the  Administrative
          Agent to  maintain  possession  of  certificates  representing  Equity
          Interests pledged under the Guarantee and Collateral Agreement; or

               (n) there shall have occurred a Change in Control;  then,  and in every such event  (other than an event with  respect to any Loan Party described in paragraph (h) or (i) above),  and at any time  thereafter during the  continuance  of such event either or both of the following actions may be taken:  (i) the  Administrative  Agent may,  and at the request of the Required  Lenders  with respect to the Facility  shall, and  the  Collateral  Agent  may,  solely  with  respect  to an  event described  in  paragraph  (b), (c) or (g) above or in the event of any default in the due  observance or performance by any Loan Party of any covenant,  condition or agreement  contained in Sections  6.10,  6.11,
          6.12 or 6.13  hereof,  in each case,  by notice to the  Administrative
          Borrower, terminate forthwith the Revolving Credit Commitments and the
          Swingline Commitment and (ii) the Administrative Agent may, and at the
          request of the Required Lenders shall, , and the Collateral Agent may, solely with respect to an event described in paragraph (b), (c) or (g)
          above  or in  the  event  of any  default  in the  due  observance  or performance by any Loan Party of any covenant,  condition or agreement contained in Sections 6.10,  6.11, 6.12 or 6.13 hereof,  in each case, by notice  to the  Administrative  Borrower,  declare  the Loans  then outstanding  to be  forthwith  due and  payable  in  whole or in part, whereupon  the  principal  of the  Loans  so  declared  to be due  and payable, together with accrued interest thereon and any unpaid accrued
          Fees and all other  liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall become forthwith due and payable, and, upon such  declaration,  the Borrowers  shall become  immediately obligated  to Cash  Collateralize  all Letters of Credit,  all without presentment,  demand,  protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary  notwithstanding, and the Collateral Agent and the Administrative  Agent, as applicable, shall  have the  right to take all or any  actions  and  exercise  any remedies  available to a secured party under the Security Documents or applicable law or in equity; and in any event with respect to any Loan
          Party  described in paragraph (h) or (i) above,  the Revolving  Credit
          Commitments and the Swingline Commitment shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers  accrued hereunder and under any other Loan Document, shall  automatically  become due and payable,  and the Borrowers shall become  immediately  obligated  to Cash  Collateralize  all Letters of
          Credit, all without presentment,  demand,  protest or any other notice of  any  kind,  all  of  which  are  hereby  expressly  waived  by the
          Borrowers,  anything contained herein or in any other Loan Document to the contrary  notwithstanding,  and the  Administrative  Agent and the
          Collateral  Agent, as applicable,  shall have the right to take all or any actions and  exercise any  remedies  available to a secured  party under the Security  Documents or applicable law or in equity. Any cash collateral  delivered  hereunder shall be held by the Collateral Agent
          (without   liability   for  interest   thereon)  and  applied  to  the
          liabilities of the Borrowers  arising in connection  with any drawings under a Letter  of  Credit.  Other  than any  interest  earned  on the
          investment   of  such   deposits  in  Permitted   Investments,   which
          investments  shall be made at the  option and sole  discretion  of the
          Collateral  Agent,  such deposits shall not bear  interest.  After the expiration  or  termination  of  all  Letters  of  Credit,  such  cash collateral  shall be applied by the Collateral  Agent to any remaining liabilities of the Borrowers accrued hereunder and any excess shall be delivered to the Borrowers or as a court of competent jurisdiction may elect."

     SECTION  3.14 Article  VIII of the Credit  Agreement is hereby  amended and restated in its entirety to read as follows:

               "ARTICLE VIII

               THE AGENTS AND THE ARRANGER

               Each  of the  Lenders  hereby  irrevocably  appoints  each of the
          Agents its agent and authorizes each Agent to take such actions on its behalf and to exercise  such powers as are  delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.  Without limiting the generality of  the  foregoing,  the  Administrative  Agent  is  hereby  expressly authorized by the Lenders to execute any and all documents  (including releases and the Security  Documents)  with respect to the  Collateral and the  rights  of the  Secured  Parties  with  respect  thereto,  as contemplated  by  and  in  accordance  with  the  provisions  of  this
          Agreement and the Security Documents.

               Each Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other  Lender and may exercise the same as though it were not the  Administrative  Agent or the Collateral Agent, as applicable,  and such bank and its  Affiliates may accept  deposits from, lend money to and generally  engage in any kind of business with
          Holdings,  the Borrowers or any Subsidiary or any of their  respective
          Affiliates as if it were not the Administrative Agent hereunder.

               Neither the  Administrative  Agent nor the Collateral Agent shall have any duties or obligations except those expressly set forth in the
          Loan Documents.  Without limiting the generality of the foregoing, (a)
          the  Agents  shall not be subject to any  fiduciary  or other  implied
          duties,   regardless   of  whether  a  Default  has  occurred  and  is
          continuing,  (b) the  Agents  shall  not  have  any  duty to take  any discretionary  action or exercise  any  discretionary  powers,  except discretionary  rights and powers  expressly  contemplated  hereby that such Agent is required to exercise in writing by the Required  Lenders
          (or  such  other  number  or  percentage  of the  Lenders  as shall be necessary under the  circumstances  as provided in Section 9.08),  and
          (c) except as expressly  set forth in the Loan  Documents,  the Agents shall not have any duty to  disclose,  nor shall it be liable  for the failure  to  disclose,  any  information  relating  to  Holdings,  the
          Borrowers  or any of  the  Subsidiaries  that  is  communicated  to or obtained  by the  bank  serving  as the  Administrative  Agent  or the
          Collateral Agent, as applicable,  or any of its respective  Affiliates in any  capacity.  The Agents shall not be liable for any action taken or not taken by it with the consent or at the request of the  Required
          Lenders (or such other number or percentage of the Lenders as shall be necessary under the  circumstances  as provided in Section 9.08) or in the absence of its own gross  negligence  or willful  misconduct.  The
          Agents shall not be deemed to have knowledge of any Default unless and until written notice  thereof is given to such Agent by Holdings,  the
          Borrowers,  the other Agent or a Lender,  and the Agents  shall not be responsible  for or have any duty to ascertain or inquire into (i) any statement,  warranty or  representation  made in or in connection with any Loan  Document,  (ii) the contents of any  certificate,  report or other document delivered thereunder or in connection therewith,  (iii)
          the  performance or observance of any of the covenants,  agreements or other terms or  conditions  set forth in any Loan  Document,  (iv) the validity,  enforceability,  effectiveness  or  genuineness of any Loan
          Document or any other  agreement,  instrument or document,  or (v) the satisfaction  of any condition set forth in Article IV or elsewhere in any Loan Document,  other than to confirm  receipt of items  expressly required to be delivered to the Administrative Agent or the Collateral
          Agent, as applicable.

               Each of the Agents shall be entitled to rely upon,  and shall not
          incur  any   liability  for  relying   upon,   any  notice,   request,
          certificate, consent, statement, instrument, document or other writing believed  by it to be genuine  and to have been  signed or sent by the proper  person.  Each of the Agents  may also rely upon any  statement made to it orally or by telephone and believed by it to have been made by the proper  person,  and shall not incur any  liability for relying thereon. Each of the Agents may consult with legal counsel (who may be counsel for Holdings or the  Borrowers),  independent  accountants and other  experts  selected by it, and shall not be liable for any action taken or not  taken by it in  accordance  with the  advice of any such counsel, accountants or experts.

               Each of the  Agents  may  perform  any and  all  its  duties  and exercise  its  rights  and  powers  by or  through  any  one  or  more sub-agents  appointed  by it. Each of the Agents and any  sub-agent of such Agent may perform any and all its duties and  exercise its rights and  powers  by or  through  their  respective  Related  Parties.  The exculpatory  provisions of the preceding paragraphs shall apply to any such  sub-agent and to the Related  Parties of each Agent and any such
          sub-agent,   and  shall  apply  to  their  respective   activities  in
          connection with the syndication of the credit facilities  provided for herein  as well as  activities  as the  Administrative  Agent  and the
          Collateral Agent, as applicable.

               Subject  to  the   appointment  and  acceptance  of  a  successor
          Administrative  Agent as provided below, the Administrative  Agent may resign at any time by notifying  the Lenders and the  Borrowers.  Upon any such resignation of the Administrative Agent, the Required Lenders
          shall have the right, in consultation with the Borrowers, to appoint a successor.  If no  successor  shall  have  been  so  appointed  by the
          Required  Lenders and shall have accepted such  appointment  within 30 days  after the  retiring  Administrative  Agent  gives  notice of its resignation,  then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as  Administrative  Agent hereunder by a successor,  such successor  shall succeed to and become vested  with all the  rights,  powers,  privileges  and  duties of the retiring  Administrative Agent, and the retiring  Administrative Agent shall be discharged  from its duties and  obligations  hereunder.  The fees  payable by the  Borrowers  to a successor  Administrative  Agent shall be the same as those payable to its predecessor unless otherwise
          agreed   between  the   Borrowers   and  such   successor.   After  an
          Administrative Agent's resignation  hereunder,  the provisions of this
          Article and Section  9.05 shall  continue in effect for the benefit of
          such  retiring   Administrative   Agent,   its  sub-agents  and  their
          respective  Related Parties in respect of any actions taken or omitted to be taken by any of them while acting as the  Administrative  Agent.
          The  Collateral  Agent  may  resign  at  any  time  by  notifying  the
          Administrative  Agent and the Borrowers.  Upon any such resignation of the Collateral Agent, the  Administrative  Agent shall have the right, in consultation with the Borrowers,  to appoint a successor.  Upon the acceptance  of its  appointment  as  Collateral  Agent  hereunder by a successor,  such successor shall succeed to and become vested with all the rights,  powers,  privileges and duties of the retiring Collateral
          Agent, and the retiring  Collateral Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Collateral Agent shall be the same as those payable to its predecessor  unless  otherwise  agreed  between the Borrowers and such successor.  After an Collateral  Agent's  resignation  hereunder,  the provisions  of this Article and Section 9.05 shall  continue in effect for the benefit of such retiring  Collateral Agent, its sub-agents and their  respective  Related  Parties in respect of any actions taken or omitted  to be taken by any of them  while  acting  as the  Collateral
          Agent.

               The  Arranger,  in its capacity as such,  shall have no duties or responsibilities,  and shall incur no liability,  under this Agreement or any other Loan Document.

               Each Lender  acknowledges that it has,  independently and without reliance upon the  Administrative  Agent,  the Collateral  Agent,  the
          Arranger, or any Lender and based on such documents and information as it has deemed  appropriate,  made its own credit analysis and decision to enter into this Agreement.  Each Lender also  acknowledges  that it will,  independently  and  without  reliance  upon the  Administrative
          Agent, the Collateral Agent, the Arranger,  or any Lender and based on such  documents  and  information  as it shall  from time to time deem appropriate,  continue  to make its own  decisions  in  taking  or not taking  action  under or based upon this  Agreement  or any other Loan
          Document, any related agreement or any document furnished hereunder or thereunder.

               To the extent required by any applicable law, the  Administrative
          Agent and the  Collateral  Agent,  as applicable may withhold from any interest payment to any Lender an amount  equivalent to any applicable withholding  tax.  If  the  Internal  Revenue  Service  or  any  other
          Governmental  Authority asserts a claim that the Administrative  Agent or the Collateral Agent, as applicable,  did not properly withhold tax from  amounts  paid to or for the  account of any Lender  because  the appropriate  form was not  delivered or was not  properly  executed or because such Lender failed to notify the Administrative  Agent and the
          Collateral  Agent of a  change  in  circumstance  which  rendered  the exemption  from, or reduction of,  withholding  tax ineffective or for any other reason, such Lender shall indemnify the Administrative Agent and the  Collateral  Agent  fully for all  amounts  paid,  directly or indirectly, by such Agent as tax or otherwise, including any penalties or interest and together with all expenses  (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred.

               Each Agent hereby  agrees to promptly give the other Agent copies of each (i)  material  notice,  report,  document  and  other  writing received  by it from the  Borrower,  Holdings or any Loan Party in its capacity as the  Administrative  Agent or Collateral  Agent hereunder, and (ii) material notice, report,  document or other writing delivered by such  Agent to the  Borrower,  Holdings  or any Loan Party (in each case of clause  (i) and (ii)  above,  other  than in  connection  with periodic  borrowings by Borrowers and notices of Borrowing,  except as otherwise set forth herein)."

               SECTION  3.15  Section  9.01 is hereby  amended to (i) delete the period at the end of clause (c) and  substitute a  semi-colon  and the word  "or"  therefore  and  (ii)  add the  following  new  clause  (d)
          immediately following clause (c):

               "(d) if to the Collateral Agent, to

                    LaSalle  Business Credit,  LLC
                    One Centerpointe Drive
                    Suite 500
                    Lake Oswego, State 97035
                    Attention: Gregory A. Jones
                    Telecopy No.: 503-684-4665.

     SECTION 3.16 Section 9.02 is hereby amended and restated in its entirety to read as follows:

               "SECTION 9.02 Survival of Agreement.  All covenants,  agreements, representations  and warranties made herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this  Agreement or any other Loan  Document  shall be considered to have been relied  upon by the Lenders and shall  survive the making by the Lenders of the Loans and the  issuance of Letters of Credit by the
          Issuing Bank,  regardless of any investigation  made by the Lenders or on their behalf,  and shall  continue in full force and effect as long as the principal of or any accrued  interest on any Loan or any Fee or any other  amount  payable  under  this  Agreement  or any other  Loan
          Document  is  outstanding  and  unpaid  or any  Letter  of  Credit  is outstanding and so long as the Commitments  have not been  terminated.
          The  provisions  of Sections  2.14,  2.16,  2.20 and 9.05 shall remain operative and in full force and effect regardless of the expiration of the  term of this  Agreement,  the  consummation  of the  transactions contemplated hereby, the repayment of any of the Loans, the expiration of the  Commitments,  the  expiration  of any  Letter of  Credit,  the invalidity  or  unenforceability  of any  term  or  provision  of this
          Agreement or any other Loan Document or any  investigation  made by or on behalf of the  Administrative  Agent,  the  Collateral  Agent,  the
          Arranger, any Lender or the Issuing Bank."

     SECTION 3.17 Section 9.04 is hereby amended and restated in its entirety to read as follows:

               "SECTION 9.04 Successors and Assigns.

               (a)  Whenever  in this  Agreement  any of the  parties  hereto is referred to, such  reference  shall be deemed to include the permitted successors and assigns of such party; and all covenants,  promises and agreements by or on behalf of the Borrowers, the Administrative Agent, the  Collateral  Agent  or the  Lenders  that  are  contained  in this
          Agreement  shall  bind and inure to the  benefit  of their  respective successors and assigns.

               (b) Each  Lender  may  assign to one or more  assignees  all or a portion of its interests,  rights and obligations under this Agreement
          (including  all or a portion  of its  Commitment  and the Loans at the time  owing to it);  provided,  however,  that (i) the  Administrative
          Agent must give its prior written  consent to such  assignment  (which consent shall not be  unreasonably  withheld or delayed),  (ii) in the case of any assignment of a Revolving Credit Commitment, the Swingline
          Lender and each of the Borrowers  must give its prior written  consent to such assignment  (which consent shall not be unreasonably  withheld or delayed);  provided that the consent of the Borrowers  shall not be required to any such assignment so long as an Event of Default exists,
          (iii) the amount of the Commitment of the assigning  Lender subject to each such  assignment  (determined  as of the date the  Assignment and
          Acceptance  with  respect  to  such  assignment  is  delivered  to the
          Administrative  Agent) shall not be less than $1,000,000 (or, if less, the entire remaining amount of such Lender's  Commitment) and shall be in an amount that is an integral multiple of $1,000,000 (or the entire remaining  amount of such  Lender's  Commitment),  (iv) the parties to each such assignment  shall execute and deliver to the  Administrative
          Agent an Assignment and Acceptance  (such Assignment and Acceptance to be manually  executed and  delivered  together  with a processing  and recordation fee of $3,500 payable to the Administrative  Agent and (v)
          the  assignee,  if it shall not be a Lender  immediately  prior to the
          assignment,   shall   deliver   to   the   Administrative   Agent   an
          Administrative  Questionnaire.  Upon acceptance and recording pursuant to paragraph  (e) of this Section  9.04,  from and after the effective date  specified in each  Assignment and  Acceptance,  (A) the assignee thereunder  shall be a party hereto and, to the extent of the interest assigned  by such  Assignment  and  Acceptance,  have the  rights  and obligations  of a Lender under this  Agreement  and (B) the  assigning
          Lender  thereunder  shall,  to the extent of the interest  assigned by such Assignment and Acceptance, be released from its obligations under this  Agreement  (and,  in the case of an  Assignment  and  Acceptance covering all or the remaining portion of an assigning  Lender's rights and obligations under this Agreement,  such Lender shall cease to be a party  hereto but shall  continue to be  entitled  to the  benefits of
          Sections 2.14, 2.16, 2.20 and 9.05, as well as to any Fees accrued for its account and not yet paid).

               (c) By executing and delivering an Assignment and Acceptance, the assigning  Lender  thereunder  and the  assignee  thereunder  shall be deemed to confirm  to and agree with each other and the other  parties hereto as follows:  (i) such assigning  Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and  clear of any  adverse  claim  and that  its  Commitment,  and the outstanding  balances of its Loans, in each case without giving effect to  assignments  thereof which have not become  effective,  are as set forth in such Assignment and  Acceptance,  (ii) except as set forth in
          (i) above,  such assigning Lender makes no  representation or warranty
          and  assumes  no  responsibility   with  respect  to  any  statements,
          warranties  or  representations  made in or in  connection  with  this
          Agreement,  or  the  execution,  legality,  validity,  enforceability, genuineness,  sufficiency or value of this  Agreement,  any other Loan
          Document  or any  other  instrument  or  document  furnished  pursuant hereto, or the financial  condition of Holdings,  the Borrowers or any
          Subsidiary or the performance or observance by Holdings, the Borrowers or any Subsidiary of any of its obligations under this Agreement,  any other Loan  Document or any other  instrument  or  document  furnished pursuant hereto;  (iii) such assignee  represents and warrants that it is legally  authorized to enter into such  Assignment and  Acceptance;
          (iv)  such  assignee  confirms  that  it has  received  a copy of this
          Agreement,   together  with  copies  of  the  most  recent   financial
          statements  referred to in Section  3.05(a) or  delivered  pursuant to
          Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;  (v) such assignee will  independently and without reliance upon the Administrative Agent, the Arranger, such assigning  Lender or any other Lender and based on such  documents and information as it shall deem appropriate at the time, continue to make its own credit  decisions  in taking or not taking  action  under this
          Agreement;   (vi)  such   assignee   appoints   and   authorizes   the
          Administrative Agent to take such action as agent on its behalf and to exercise  such powers  under this  Agreement  as are  delegated to the
          Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will  perform in  accordance  with their terms all the  obligations which by the terms of this  Agreement  are required to be performed by it as a Lender.

               (d) The Administrative Agent, acting for this purpose as an agent of the Borrowers,  shall maintain at one of its offices a copy of each
          Assignment  and  Acceptance  delivered  to it and a  register  for the recordation  of the  names  and  addresses  of the  Lenders,  and  the
          Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the  "Register").  The entries in the Register  shall be conclusive  and the  Borrowers,  the
          Administrative Agent, and the Lenders may treat each person whose name is recorded in the  Register  pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement,  notwithstanding  notice to the contrary. The Register shall be available for inspection by the
          Borrowers,  and any Lender,  at any  reasonable  time and from time to time upon reasonable prior notice.

               (e)  Upon  its  receipt  of  a  duly  completed   Assignment  and
          Acceptance  executed  by an  assigning  Lender  and  an  assignee,  an
          Administrative  Questionnaire  completed  in respect  of the  assignee
          (unless the  assignee  shall  already be a Lender  hereunder)  and the written consent of the Swingline Lender and the  Administrative  Agent
          to such  assignment,  the  Administrative  Agent shall (i) accept such
          Assignment  and  Acceptance,  (ii)  record the  information  contained therein in the  Register and (iii) give prompt  notice  thereof to the
          Lenders and the Swingline  Lender.  No  assignment  shall be effective unless  it has been  recorded  in the  Register  as  provided  in this paragraph (e).

               (f) Each Lender may without  the  consent of the  Borrowers,  the
          Swingline Lender,  the Issuing Bank, the  Administrative  Agent or the
          Collateral  Agent  sell  participations  to one or more banks or other entities in all or a portion of its rights and obligations  under this
          Agreement  (including  all or a  portion  of its  Commitment  and  the
          Loans);  provided,  however,  that (i) such Lender's obligations under this Agreement shall remain  unchanged,  (ii) such Lender shall remain solely  responsible to the other parties hereto for the performance of such  obligations,  (iii) the  participating  banks or other  entities shall be  entitled to the  benefit of the cost  protection  provisions contained  in  Sections  2.14,  2.16 and 2.20 to the same extent as if they were Lenders (but, with respect to any particular participant, to no greater extent than the Lender that sold the  participation to such participant)  and (iv) the Borrowers,  the  Administrative  Agent, the
          Collateral  Agent and the  Lenders  shall  continue to deal solely and directly with such Lender in connection  with such Lender's rights and obligations  under this  Agreement,  and such Lender  shall retain the sole right to enforce the obligations of the Borrowers relating to the
          Loans or reimbursement  obligations  under any Letter of Credit and to approve any amendment, modification or waiver of any provision of this
          Agreement (other than amendments,  modifications or waivers decreasing any fees  payable  hereunder or the amount of principal of or the rate at which  interest is payable on the Loans,  extending  any  scheduled principal  payment  date or date fixed for the  payment of interest on the Loans,  increasing or extending the  Commitments  or releasing any
          Guarantor or all or any substantial part of the Collateral).

               (g) Any  Lender  or  participant  may,  in  connection  with  any assignment or  participation  or proposed  assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed  assignee or participant any  information  relating to the
          Borrowers  furnished to such Lender by or on behalf of the  Borrowers;
          provided that, prior to any such disclosure of information  designated by the Borrowers as confidential, each such assignee or participant or proposed  assignee or participant  shall execute an agreement  whereby such  assignee  or  participant  shall  agree  (subject  to  customary exceptions)  to  preserve  the  confidentiality  of such  confidential information on terms no less  restrictive than those applicable to the
          Lenders pursuant to Section 9.16.

               (h) Any Lender may at any time  assign all or any  portion of its rights  under this  Agreement to secure  extensions  of credit to such
          Lender or in support of obligations owed by such Lender; provided that no such assignment  shall release a Lender from any of its obligations hereunder or  substitute  any such assignee for such Lender as a party hereto.

               (i)  Notwithstanding  anything to the contrary  contained herein, any  Lender (a  "Granting  Lender")  may  grant to a  special  purpose funding vehicle (an "SPC"), identified as such in writing from time to time  by the  Granting  Lender  to the  Administrative  Agent  and the
          Borrowers,  the option to provide to the  Borrowers all or any part of any Loan that such  Granting  Lender  would  otherwise be obligated to make to the Borrowers  pursuant to this  Agreement;  provided that (i)
          nothing  herein shall  constitute a commitment  by any SPC to make any
          Loan  and  (ii)  if an SPC  elects  not to  exercise  such  option  or otherwise  fails to provide all or any part of such Loan, the Granting
          Lender  shall be  obligated  to make such Loan  pursuant  to the terms hereof.  The making of a Loan by an SPC  hereunder  shall  utilize the
          Commitment of the Granting Lender to the same extent,  and as if, such
          Loan were made by such  Granting  Lender.  Each  party  hereto  hereby agrees  that no SPC  shall be  liable  for any  indemnity  or  similar payment obligation under this Agreement (all liability for which shall remain with the Granting  Lender).  In  furtherance  of the foregoing, each party hereto  hereby agrees  (which  agreement  shall survive the termination  of this  Agreement)  that,  prior to the date that is one year  and one  day  after  the  payment  in  full  of all  outstanding commercial paper or other senior  indebtedness of any SPC, it will not institute  against,  or join any other person in instituting  against, such SPC any bankruptcy,  reorganization,  arrangement,  insolvency or liquidation  proceedings  under the laws of the  United  States or any
          State thereof. In addition,  notwithstanding  anything to the contrary contained  in this Section  9.04,  any SPC may (i) with notice to, but
          without  the  prior   written   consent  of,  the  Borrowers  and  the
          Administrative  Agent and without  paying any processing fee therefor, assign all or a portion of its  interests in any Loans to the Granting
          Lender or to any financial institutions (consented to by the Borrowers and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support  the funding or  maintenance of Loans and (ii)  disclose  on a  confidential  basis any  non-public information  relating  to its Loans to any rating  agency,  commercial paper  dealer  or  provider  of any  surety,  guarantee  or  credit or liquidity enhancement to such SPC.

               (j) The Borrowers  shall not assign or delegate any of its rights
          or  duties  hereunder   without  the  prior  written  consent  of  the
          Administrative  Agent and each Lender,  and any  attempted  assignment without such consent shall be null and void."

     SECTION 3.18 Section 9.05 is hereby amended and restated in its entirety to read as follows:

               "SECTION 9.05 Expenses; Indemnity.

               (a) The  Borrowers  agree,  to pay all  out-of-pocket  costs  and expenses incurred by the  Administrative  Agent, the Collateral Agent,
          the  Arranger  and  the  Swingline   Lender  in  connection  with  the
          syndication of the Facility and the preparation and  administration of this Agreement and the other Loan Documents or in connection  with any amendments,  modifications  or  waivers  of the  provisions  hereof or
          thereof   (whether   or  not  the   transactions   hereby  or  thereby
          contemplated  shall be consummated) or incurred by the  Administrative
          Agent, the Collateral  Agent, the Arranger or any Lender in connection with the  enforcement  or protection of its rights in connection  with this Agreement and the other Loan Documents or in connection  with the
          Loans made or Letters of Credit  issued  hereunder,  including in each case the fees,  disbursements  and other  charges of  counsel,  Latham
          &  Watkins LLP and Winston &  Strawn LLP, for the Arranger and
          the Administrative Agent, and, in connection with any such enforcement or protection, the reasonable fees, disbursements and other charges of any counsel for the  Administrative  Agent, the Collateral  Agent, the
          Arranger or any Lender.

               (b) The Borrowers  agree to indemnify the  Administrative  Agent, the Collateral Agent, the Arranger,  the Issuing Bank, each Lender and each Related Party of any of the  foregoing  persons (each such person being called an  "Indemnitee")  against,  and to hold each  Indemnitee harmless from, any and all losses,  claims,  damages,  liabilities and
          related  costs  and  expenses,   including  reasonable  counsel  fees,
          disbursements  and other charges,  incurred by or asserted against any
          Indemnitee  arising out of, in any way connected  with, or as a result of (i) the  execution or delivery of this  Agreement or any other Loan
          Document or any  agreement or  instrument  contemplated  thereby,  the performance  by the parties  thereto of their  respective  obligations thereunder  or the  consummation  of the  Transactions  and the  other transactions contemplated thereby, (ii) the use of the proceeds of the
          Loans or issuances of Letters of Credit, (iii) any claim,  litigation, investigation or proceeding relating to any of the foregoing,  whether or not any  Indemnitee  is a party  thereto,  or (iv)  any  actual  or alleged  presence or Release of  Hazardous  Materials  on any property owned or operated by any Loan Party,  or any  Environmental  Liability
          related in any way to any Loan  Party;  provided  that such  indemnity shall not, as to any Indemnitee,  be available to the extent that such losses, claims, damages, liabilities or related costs and expenses are
          determined  by  a  court  of  competent   jurisdiction  by  final  and
          nonappealable  judgment  to have  resulted  from  primarily  the gross negligence or willful  misconduct of such  Indemnitee  (and,  upon any such determination,  any indemnification payments with respect to such losses,  claims,  damages,  liabilities  or related costs and expenses
          previously   received   by  such   Indemnitee   shall  be  subject  to
          reimbursement by such Indemnitee).

               (c) To the  extent  that  the  Borrowers  fail to pay any  amount required  to  be  paid  by  them  to  the  Administrative  Agent,  the
          Collateral  Agent,  the  Arranger,  the Issuing Bank or the  Swingline
          Lender  under  paragraph  (a) or  (b) of  this  Section,  each  Lender severally agrees to pay to the Administrative Agent, Collateral Agent, the Arranger,  the Issuing Bank or the Swingline  Lender,  as the case may be, such Lender's pro rata share  (determined  as of the time that the applicable unreimbursed expense or indemnity payment is sought) of
          such  unpaid  amount;   provided  that  the  unreimbursed  expense  or
          indemnified loss, claim, damage,  liability or related expense, as the case may be, was  incurred by or asserted  against the  Administrative
          Agent,  the Collateral  Agent,  the Arranger,  the Issuing Bank or the
          Swingline Lender in its capacity as such.

               (d) To the extent  permitted by  applicable  law,  neither of the
          Borrowers shall assert,  and each hereby waives, any claim against any
          Indemnitee,  on  any  theory  of  liability,  for  special,  indirect, consequential  or  punitive  damages  (as  opposed to direct or actual damages)  arising out of, in connection  with, or as a result of, this
          Agreement or any  agreement or  instrument  contemplated  hereby,  the
          Transactions,  any Loan or Letter of Credit or the use of the proceeds thereof.

               (e) Either  Agent may, at its option,  from time to time,  at any time on or after an  Event of  Default  and for so long as the same is continuing or upon any other  failure of a condition  precedent to the
          Loans  and  Letter  of  Credit  accommodations  hereunder,  make  such disbursements  and  advances  ("Special  Agent  Advances")  which such
          Agent, in its sole discretion, (i) deems necessary or desirable either to preserve or protect the  Collateral or any portion  thereof or (ii)
          to enhance the  likelihood  or maximize the amount of repayment by any
          Loan  Party of the  Loans and  other  Obligations  or (iii) to pay any other  amount  chargeable  to any Loan Party  pursuant to the terms of this Agreement or any of the other Loan Documents consisting of costs, fees and  expenses  and payments to the Issuing  Bank.  Special  Agent
          Advances   shall  be  repayable  on  demand  and  be  secured  by  the
          Collateral.   Special  Agent  Advances  shall  constitute  Obligations
          hereunder.  Each  Lender  agrees that it shall make  available  to the
          Collateral Agent,  upon the Collateral  Agent's demand, in immediately available funds, the amount equal to such Lender's Pro Rata Percentage of each  such  Special  Agent  Advance.  If such  funds  are not  made available to the Collateral Agent by such Lender, the Collateral Agent shall be  entitled to recover  such funds,  on demand from such Lender together with interest thereon for each day from the date such payment was due until the date such amount is paid to the Collateral  Agent at the Federal  Funds Rate for each day during such period (as  published by the Federal  Reserve Bank of New York or at the Collateral  Agent's
          option based on the arithmetic mean determined by the Collateral Agent of the rates  for the last  transaction  in  overnight  Federal  funds arranged  prior to 9:00 a.m.  (New York City time) on that day by each of the three leading brokers of Federal funds transactions in New York
          City  selected by the  Collateral  Agent) and if such  amounts are not paid within three (3) days of the Collateral  Agent's  demand,  at the
          Alternative Base Rate plus the Applicable Margin.

               (f) The  provisions  of this Section 9.05 shall remain  operative and in full force and effect  regardless of the expiration of the term of this Agreement,  the  consummation of the Transactions or the other transactions  contemplated  hereby, the repayment of any of the Loans, the  expiration of the  Commitments,  the  expiration of any Letter of
          Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document,  or any investigation  made by or on behalf of the Administrative Agent, the Collateral Agent, the
          Arranger,  any Lender or the Issuing Bank.  All amounts due under this
          Section 9.05 shall be payable on written demand therefor."

     SECTION 3.19 Section 9.08 is hereby amended and restated in its entirety to read as follows:

               "SECTION 9.08 Waivers; Amendment.

               (a)  No  failure  or  delay  of  the  Administrative  Agent,  the
          Collateral  Agent  or any  Lender  in  exercising  any  power or right hereunder or under any other Loan  Document  shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power,  preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and  remedies of the
          Administrative  Agent, the Collateral Agent and the Lenders  hereunder and  under  the  other  Loan  Documents  are  cumulative  and  are not exclusive of any rights or remedies that they would otherwise have. No waiver of any  provision of this  Agreement or any other Loan Document or consent to any  departure by the  Borrowers or any other Loan Party therefrom  shall in any event be  effective  unless  the same shall be permitted  by  paragraph  (b) below,  and then such  waiver or consent shall be effective  only in the specific  instance and for the purpose for which  given.  No notice  or demand on the  Borrowers  in any case shall entitle the  Borrowers to any other or further  notice or demand in similar or other circumstances.

               (b) Neither  this  Agreement,  any other Loan  Document,  nor any provision hereof or thereof may be waived,  amended or modified except pursuant to an agreement or agreements in writing  entered into by the
          Borrowers  and  the  Required  Lenders.  No  such  waiver,  amendment, modification or consent shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for  the  payment  of  any  interest  on any  Loan  or  any  date  for reimbursement  of any  Letter of  Credit,  or waive or excuse any such payment or any part  thereof,  or decrease the rate of interest on any
          Loan or reimbursement  obligation of any Letter of Credit, without the prior written consent of each Lender affected  thereby,  (ii) increase or extend the Commitment or decrease or extend the date for payment of any Fees of any  Lender  without  the prior  written  consent  of such
          Lender,  (iii)  amend or modify the pro rata  requirements  of Section
          2.17,  the  provisions  of Section  9.04(j),  the  provisions  of this
          Section or the definition of the term  "Required  Lenders," or release any Guarantor,  without the prior written consent of each Lender, (iv)
          release  all or any  substantial  part of the  Collateral  without the prior written  consent of each Lender,  or (v) modify the  protections afforded  to an SPC  pursuant  to the  provisions  of Section  9.04(i)
          without the written consent of such SPC; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the  Administrative  Agent,  the  Collateral  Agent,  the Swingline
          Lender,  the Issuing Bank or the Arranger hereunder or under any other
          Loan Document without the prior written consent of the  Administrative
          Agent, the Collateral Agent, the Swingline Lender, the Issuing Bank or
          Arranger, as applicable."

     SECTION 3.20 Section 9.09 is hereby amended and restated in its entirety to read as follows:

               "SECTION 9.09 Interest Rate Limitation.  Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or any  participation in any Letter of Credit,  together with all fees,  charges and other  amounts which are treated as interest on such  Loan  or  any  participation  in  any  Letter  of  Credit  under applicable law (collectively the "Charges"),  shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken,  received  or  reserved  by the  Lender  holding  such  Loan or participation  in accordance with applicable law, the rate of interest payable in respect of such Loan or participation  hereunder,  together with all Charges payable in respect  thereof,  shall be limited to the
          Maximum Rate and, to the extent lawful,  the interest and Charges that would have been payable in respect of such Loan or  participation  but were not payable as a result of the  operation  of this  Section  9.09 shall be cumulated and the interest and Charges payable to such Lender in  respect  of other  Loans or  participations  or  periods  shall be increased  (but not  above  the  Maximum  Rate  therefor)  until  such cumulated amount,  together with interest thereon at the Federal Funds
          Effective  Rate to the date of repayment,  shall have been received by such Lender."

     SECTION 3.21 Section 9.10 is hereby amended and restated in its entirety to read as follows:

               "SECTION   9.10   Entire   Agreement.    This   Agreement,    the
          Administrative  Fee Letter,  the  Collateral  Fee Letter and the other
          Loan  Documents  constitute  the entire  contract  between the parties relative to the subject  matter hereof.  Any other previous  agreement among  the  parties  with  respect  to the  subject  matter  hereof is superseded by this Agreement and the other Loan Documents.  Nothing in this Agreement or in the other Loan  Documents,  expressed or implied, is intended to confer upon any person  (other than the parties  hereto
          and  thereto,   their  respective  successors  and  assigns  permitted
          hereunder  and,  to the  extent  expressly  contemplated  hereby,  the
          Related Parties of each of the  Administrative  Agent,  the Collateral
          Agent, the Arranger and the Lenders) any rights, remedies, obligations or liabilities  under or by reason of this Agreement or the other Loan
          Documents."

     SECTION 3.22 Section 9.15 is hereby amended and restated in its entirety to read as follows:

               "SECTION 9.15 Jurisdiction; Consent to Service of Process.

               (a) Each of the Borrowers hereby irrevocably and  unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal  court of the United  States of
          America  sitting in New York City,  and any  appellate  court from any thereof,  in any action or  proceeding  arising  out of or relating to this  Agreement or the other Loan  Documents,  or for  recognition  or enforcement  of any  judgment,  and each of the parties  hereto hereby irrevocably and  unconditionally  agrees that all claims in respect of any such action or proceeding  may be heard and determined in such New
          York State or, to the extent  permitted by law, in such Federal court.
          Each of the parties  hereto  agrees that a final  judgment in any such action or proceeding  shall be conclusive and may be enforced in other jurisdictions  by suit on the judgment or in any other manner provided by law.  Nothing  in this  Agreement  shall  affect any right that the
          Administrative Agent, the Collateral Agent, the Arranger or any Lender
          may otherwise have to bring any action or proceeding  relating to this
          Agreement or the other Loan  Documents  against the Borrowers or their properties in the courts of any jurisdiction.

               (b) Each of the Borrowers hereby irrevocably and  unconditionally waives,  to the fullest  extent it may legally and  effectively do so, any  objection  which it may now or  hereafter  have to the  laying of venue of any suit, action or proceeding  arising out of or relating to this  Agreement  or the other Loan  Documents in any New York State or
          Federal court. Each of the parties hereto hereby  irrevocably  waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the  maintenance  of such  action or  proceeding  in any such court.

               (c) Each party to this Agreement  irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law."

     SECTION 3.23 Section 9.16 is hereby amended and restated in its entirety to read as follows:

               "SECTION 9.16 Confidentiality.  Each of the Administrative Agent,
          the   Collateral   Agent  and  the  Lenders  agrees  to  maintain  the
          confidentiality  of the  Information,  except that  Information may be
          disclosed  (a)  to  its  and  its  Affiliates'  officers,   directors,
          employees and agents,  including accountants,  legal counsel and other advisors (it being understood that the persons to whom such disclosure
          is  made  will  be  informed  of  the  confidential   nature  of  such
          Information and instructed to keep such Information confidential), (b)
          to   the   extent   requested   by   any   regulatory   authority   or
          quasi-regulatory  authority  (such  as  the  National  Association  of
          Insurance  Commissioners),  (c) to the extent  required by  applicable laws or regulations  or by any subpoena or similar legal process,  (d)
          in connection with the exercise of any remedies hereunder or under the other Loan Documents or any suit, action or proceeding relating to the enforcement of its rights  hereunder or thereunder,  (e) subject to an agreement  containing  provisions  substantially  the same as those of this Section  9.16,  to (i) any actual or  prospective  assignee of or participant in any of its rights or  obligations  under this Agreement and the  other  Loan  Documents  or (ii)  any  actual  or  prospective counterparty  (or its advisors) to any swap or derivative  transaction relating to any Loan Party or any of their respective obligations, (f)
          with  the  consent  of  the  Borrowers  or  (g)  to  the  extent  such
          Information  becomes  publicly  available  other than as a result of a breach  of this  Section  9.16.  For  the  purposes  of this  Section,
          "Information"  shall mean all information  received from the Borrowers and related to the  Borrowers or their  business,  other than any such information  that  was  available  to the  Administrative  Agent,  the
          Collateral Agent or any Lender on a nonconfidential basis prior to its disclosure by Holdings or the Borrowers; provided that, in the case of
          Information  received from the Borrowers  after the date hereof,  such
          information  is  clearly   identified  at  the  time  of  delivery  as
          confidential.  Any person required to maintain the  confidentiality of
          Information  as provided in this Section 9.16 shall be  considered  to have  complied  with  its  obligation  to  do so if  such  person  has exercised the same degree of care to maintain the  confidentiality  of such  Information  as such person  would  accord its own  confidential information.  Notwithstanding  any other express or implied agreement, arrangement  or  understanding  to the  contrary,  each of the parties hereto agrees that each other party hereto (and each of its employees, representatives  or agents) are  permitted to disclose to any persons, without  limitation,  the tax treatment and tax structure of the Loans and the other transactions  contemplated by the Loan Documents and all materials of any kind  (including  opinions and tax analyses) that are
          provided  to  the  Loan  Parties,  the  Lenders,  the  Arranger,   the
          Administrative  Agent  or the  Collateral  Agent  related  to such tax treatment  and tax aspects.  To the extent not  inconsistent  with the immediately preceding sentence,  this authorization does not extend to disclosure  of any other  information  or any other term or detail not related  to the tax  treatment  or tax  aspects  of the  Loans  or the transactions contemplated by the Loan Documents."

     SECTION 3.24 All  references  in the Credit  Agreement to Exhibit D Form of
Borrowing  Request and to Exhibit H Form of Borrowing Base Certificate  shall be deemed to be references  to the Form of Borrowing  Request and Form of Borrowing
Base Certificate attached hereto as Exhibits A and B, respectively.

     SECTION 4 AMENDMENTS TO THE GUARANTEE AND COLLATERAL AGREEMENT.  Subject to
the terms and conditions set forth herein and in reliance upon Holdings and each respective Loan Party's  representations,  acknowledgments and warranties herein contained, the Guarantee and Collateral Agreement is hereby amended as follows:

     SECTION 4.1 The definition of "Secured Parties" set forth in Section 1.1 of the Guarantee  and  Collateral  Agreement is hereby  amended and restated in its entirety to read as follows:

          "Secured Parties" shall mean, collectively,  the Administrative Agent, the Collateral  Agent,  the Lenders and, with respect to any Specified
          Hedge  Agreement,  any  Qualified  Counterparty  that has agreed to be bound by the provisions of Article VIII of the Credit  Agreement as if
          it  were  a  Lender  party   thereto;   provided   that  no  Qualified
          Counterparty  shall have any rights in connection  with the management or release of any Collateral or the obligations of any Guarantor under this Agreement or any other Loan Document."

     SECTION 4.2 Section 6.5 of the Guarantee and Collateral Agreement is hereby amended and restated in its entirety to read as follows:

          "6.5  Application  of  Proceeds.  If an Event of  Default  shall  have occurred and be continuing,  at any time at either  Agent's  election, the Collateral  Agent, as sub- agent of the  Administrative  Agent may apply all or any part of the net Proceeds  (after  deducting  fees and expenses as provided in Section 6.6) constituting  Collateral realized through  the  exercise  by the  Administrative  Agent of its  remedies hereunder,  whether  or not held in any  Collateral  Account,  and any proceeds  of the  guarantee  set forth in Section 2, in payment of the
          Obligations in the following order:

          FIRST, to the payment of all fees,  costs, and expenses of the Secured
          Parties which constitute Obligations, until paid in full;

          SECOND,  to the  payment of all of the  Obligations  in respect of the
          Swingline Loans to the Swingline Lender, until paid in full;

          THIRD,  to  the  payment  of  all  of  the  Obligations   (other  than
          Obligations arising under any Specified Hedge Agreement) consisting of accrued and unpaid interest owing to any Lender,  pro-rata, until paid in full;

          FOURTH,  to the payment of all  Obligations  (other  than  Obligations arising under any Specified Hedge  Agreement)  consisting of principal owing to any Lender, pro-rata, until paid in full;

          FIFTH, to the Collateral  Agent for the benefit of the Issuing Bank an amount equal to all  Obligations in respect of outstanding  Letters of
          Credit to be held as cash collateral in respect of such obligations;

          SIXTH, to the payment of all  Obligations  arising under any Specified
          Hedge Agreement owing to any Lender or its Affiliates, pro-rata, until paid in full;

          SEVENTH, to the payment of all other Obligations owing to each Secured
          Party, pro-rata, until paid in full; and

          EIGHTH, to the payment of any remaining Proceeds,  if any, to whomever may be lawfully entitled to receive such amounts."

     SECTION 5 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following  conditions  precedent (unless specifically waived in writing by the Administrative Agent):

     SECTION 5.1 The  Administrative  Agent shall have received  fully  executed copies of this Amendment  executed by the  Administrative  Agent, the Collateral
Agent, the Lenders and the Loan Parties.

     SECTION  5.2  The  Administrative  Agent  shall  have  received  all  other instruments,  documents,  certificates  and  agreements set forth on the Closing
Document List attached hereto as Exhibit I.

     SECTION 5.3 All of the  representations and warranties set forth in Section
6 of this Amendment shall be true and correct.

     SECTION 5.4 No Default or Event of Default is outstanding.

     SECTION 6  REPRESENTATIONS  AND WARRANTIES.  The Loan Parties represent and warrant to the Agents that:

     SECTION 6.1 Authorization.  The Loan Parties are duly authorized to execute and deliver this  Amendment and are and will  continue to be duly  authorized to borrow  monies under the Credit  Agreement,  as amended  hereby,  and to perform their respective obligations under the Credit Agreement, as amended hereby.

     SECTION 6.2 No Conflicting  Agreements.  The execution and delivery of this
Amendment and the  performance  by the Borrowers of their  obligation  under the
Credit  Agreement,  as amended  hereby,  do not and will not  conflict  with any provision of law or of the governing documents of the Borrowers or any agreement binding upon the Borrowers.

     SECTION 6.3 Validity and Binding Effect.  The Credit Agreement,  as amended hereby,  and this  Amendment  are legal,  valid and binding  obligations  of the
Borrowers,  enforceable  against the Borrowers in  accordance  with their terms, except as  enforceability  may be limited  by  bankruptcy,  insolvency  or other similar laws of general  application  affecting  the  enforcement  of creditors'
rights or by general principles of equity limiting the availability of equitable remedies.

     SECTION 6.4  Compliance  with Credit  Agreement.  The  representations  and warranties set forth in Section 3 of the Credit Agreement,  are true and correct with the same effect as if such  representations and warranties had been made on the date hereof.  In  addition,  the  Borrowers  have  complied  with and are in compliance  with all of the  covenants  set forth in the  Credit  Agreement,  as amended hereby.

     SECTION 6.5 No Event of Default. As of the date hereof, no Default or Event of Default under Section 7 of the Credit Agreement,  as amended hereby, or event or condition  which,  with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred or is continuing.

     SECTION 7 REAFFIRMATION.

     The Loan Parties expressly reaffirm and assume all of their obligations and liabilities  to the  Administrative  Agent and the  Lenders  as set forth in the
Credit  Agreement  and the Loan  Documents and agree to be bound by and abide by and operate and perform  under and  pursuant to and comply fully with all of the
terms,  conditions,  provisions,  agreements,   representations,   undertakings,
warranties, indemnities, grants of security interests and covenants contained in the Credit  Agreement and the Loan Documents,  in so far as such obligations and liabilities may be modified by this Amendment,  as though such Credit  Agreement and Loan  Documents  were being  re-executed  on the date hereof,  except to the extent that such terms  expressly  relate to an earlier  date.  The Loan Parties ratify,  confirm and affirm without condition,  all liens and security interests granted to the  Administrative  Agent  pursuant to the Credit  Agreement and the
Loan  Documents and such liens and security  interests  shall continue to secure
the  Obligations,   including  but  not  limited  to,  the  Loans  made  by  the
Administrative Agent and the Lenders to the Borrowers under the Credit Agreement as  amended  by this  Amendment,  and  all  extensions  renewals,  refinancings, amendments or modifications of any of the foregoing.

     SECTION 8 NO WAIVER.

     This Amendment shall not be deemed to constitute a waiver or release of any existing  Default  or Event of  Default  by the Loan  Parties  under the  Credit
Agreement or the Loan Documents or any remedies or rights of the  Administrative
Agent  with  respect   thereto,   all  of  which  are  hereby  reserved  by  the
Administrative Agent.

     SECTION 9 GENERAL PROVISIONS.

     SECTION 9.1 No Changes. Except as expressly provided in this Amendment, the terms and  provisions of the Credit  Agreement and the Guarantee and  Collateral
Agreement  and each of the other Loan  Documents  shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects.

     SECTION 9.2 Compliance. The Borrowers hereby acknowledge that their failure to comply with the terms of this Amendment  will  constitute an Event of Default under the Credit Agreement.

     SECTION 9.3  Attorney's  Fees and Costs.  The Loan Parties  hereby agree to reimburse  the  Administrative  Agent  and the  Collateral  Agent for all of its
out-of-pocket   legal  fees  and  expenses   incurred  in  the  preparation  and
documentation of this Amendment and related documents.

     SECTION 9.4 Governing Law. This Amendment  shall be construed in accordance with and governed by the internal laws (as  distinguished  from the conflicts of law provisions) of the State of placeStateNew York.

     SECTION 9.5  Counterparts.  This  Amendment  may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together  shall  be one and the  same  instrument.  This  Amendment  may also be executed by facsimile and each  facsimile  signature  hereto shall be deemed for all purposes to be an original signatory page.

     SECTION 9.6 Further  Assurances.  Each Loan Party covenants and agrees that it will at any time and from time to time do, execute,  acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further
acts,   documents  and   instruments  as  reasonably  may  be  required  by  the
Administrative  Agent,  the Collateral  Agent or the Lenders to effectuate fully the intent of this Amendment.

     SECTION 9.7  Captions.  The  captions in this  Amendment  are  inserted for convenience of reference only and in no way define,  describe or limit the scope or intent of this Amendment or any of the provisions hereof.

     SECTION  9.8  References.  On or after  the  effective  date  hereof,  each reference in the Credit  Agreement,  the Guarantee and  Collateral  Agreement to
this  "Agreement" or words of like import,  and all references in any other Loan
Document to the Credit Agreement or the Guaranty and Collateral Agreement shall, in each case, unless the context otherwise  requires,  be deemed to refer to the
Credit  Agreement or the Guaranty and  Collateral  Agreement,  respectively,  as amended hereby.

     SECTION 9.9  Severability.  Any provision of this Amendment held by a court of competent  jurisdiction  to be invalid or  unenforceable  shall not impair or invalidate  the  remainder of this  Amendment  and the effect  thereof  shall be confined to the provision so held to be invalid or unenforceable.

     SECTION 9.10  Successors  and Assigns.  This  Amendment  shall inure to the benefit of the Administrative Agent, the Collateral Agent, the Issuing Bank, the
Arranger and the Lenders, their respective successors and assigns and be binding upon the Loan Parties, their successors and assigns.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     [Signature  Page to Omnibus  Amendment to Revolving  Credit  Agreement  and
Guarantee and Collateral Agreement]

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be duly  executed by their  respective  authorized  officers as of the day and year first above written.

THE PACIFIC LUMBER COMPANY

By: /s/ Gary L. Clark
Name: Gary L. Clark
Title:   VP Finance & Administration and CFO

BRITT LUMBER CO., INC.

By: /s/ Gary L. Clark
Name: Gary L. Clark
Title:   VP Finance & Administration and CFO

SALMON CREEK LLC

By: /s/ Gary L. Clark
Name: Gary L. Clark
Title:   President and CEO

SCOTIA INN INC.

By: /s/ Gary L. Clark
Name: Gary L. Clark
Title:   VP Finance & Administration and CFO

MAXXAM GROUP INC.

By: /s/ Gary L. Clark
Name: Gary L. Clark
Title:   VP Finance & Administration and CFO

MARATHON STRUCTURED FINANCE FUND L.P.,
as Administrative Agent and Lender

By: /s/ David Arzi
Name: David Arzi
Title:   Managing Director

LASALLE BUSINESS CREDIT, LLC.,
as Collateral Agent, Swingline Lender and Lender

By: /s/ Raphael Shin
Name: Raphael Shin
Title:   Vice President

LASALLE BANK NATIONAL ASSOCIATION,
as Issuing Bank

By: /s/ Raphael Shin
Name: Raphael Shin
Title:   Vice President